UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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United Therapeutics Corporation
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United Therapeutics

A PUBLIC BENEFIT CORPORATION

2026

Notice of Annual Meeting of Shareholders and Proxy Statement

2026 Proxy Statement	1
UNITED THERAPEUTICS CORPORATION
NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME Friday, June 26, 2026 10:30 a.m. Eastern Time	LOCATION virtualshareholdermeeting. com/UTHR2026	WHO CAN VOTE Shareholders as of April 28, 2026 (the Record Date) are entitled to notice of, and to vote at, our 2026 Annual Meeting of Shareholders
Voting Items

Company Proposals		Board Vote Recommendation	For Further Details
1	Election of the twelve directors named in this Proxy Statement	“FOR” each director nominee	Page 11
2	Advisory resolution to approve executive compensation	“FOR”	Page 31
3	Approval of the United Therapeutics Corporation 2026 Stock Incentive Plan	“FOR”	Page 64
4	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026	“FOR”	Page 72
Shareholders will also consider and act upon such other business as may properly come before the Annual Meeting of Shareholders and any adjournment or postponement thereof.
Proxy materials or a Notice of Internet Availability are first being distributed to shareholders on or about April 29, 2026. This year’s Annual Meeting will be conducted solely virtually via live audio webcast. To attend the meeting online, vote your shares electronically, or submit questions, go to the website listed above. The Annual Meeting will begin at 10:30 a.m.
Eastern Time on Friday, June 26, 2026, and you are encouraged to log in early to avoid any delay due to technical issues. Please review this Proxy Statement for additional information.
Whether or not you expect to attend the meeting virtually, you are requested to vote your shares as promptly as possible so that your shares are represented at the meeting. All shareholders are extended a cordial invitation to attend this virtual meeting. Our list of shareholders as of the Record Date will also be available for inspection for the ten days prior to the Annual Meeting. To inspect the list, please contact our investor relations department using the form at https://ir.unither.com/contact-ir.
By Order of the Board of Directors,
PAUL A. MAHON
Corporate Secretary
April 29, 2026
Important Notice Regarding the Availability of Proxy Materials for United
Therapeutics Corporation’s 2026 Annual Meeting of Shareholders to Be Held on
Friday, June 26, 2026: United Therapeutics Corporation’s Proxy Statement and Annual
Report on Form 10-K are available at: ir.unither.com/annual-and-proxy

How to Vote

INTERNET

Before the meeting, go to proxyvote.com During the meeting, go to virtualshareholdermeeting.com/ UTHR2026

TELEPHONE

(800) 690-6903

MAIL

Mark, sign, date, and promptly mail the enclosed proxy card in the postage-paid envelope

2	United Therapeutics, a public benefit corporation

PROPOSAL 3: Approval of the United Therapeutics Corporation 2026 Stock Incentive Plan	64

AUDIT MATTERS	72
PROPOSAL 4: Ratification of The Appointment of Ernst & Young LLP as United Therapeutics Corporation’s Independent Registered Public Accounting Firm for 2026	72
Report of our Audit Committee	72
Principal Accountant Fees and Services	73
Policy on Pre-Approval of Audit Services and Non-Audit Services	74

OTHER MATTERS	75
Certain Relationships and Related Party Transactions	75
Beneficial Ownership of Common Stock	75
Delinquent Section 16(a) Reports	77
Insider Trading Policies and Procedures	77
Shareholder Proposals and Director Nominations	78

INFORMATION ABOUT THE MEETING, VOTING, AND PROXIES	79

ANNEX A - United Therapeutics Corporation 2026 Stock Incentive Plan	A-1

ANNEX B - Non-GAAP Financial Information	B-1

Frequently Requested Information
Auditor fees	73
Board and committee evaluation	11
Board leadership structure	21
CEO pay ratio	63
Clawback policy	49
Cybersecurity oversight	26
Director biographies	15
Director compensation	28
Director independence	13
Director overboarding policy	13
Executive succession planning	25
Long-term incentives	41
Peer group companies	45
Perquisites	48
Proxy access	27
Public benefit and sustainability oversight	25
Risk oversight	24
Shareholder communications with our Board	27
Skills matrix	14
Stock ownership guidelines
For non-employee directors	29
For executive officers	49

2026 Proxy Statement	3
Table of Contents
FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities
Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 (PSLRA). These statements, which are based on our beliefs and expectations as to future outcomes, include, among others, statements about our future operating results, business plans, objectives, pipeline advancements, benefits and popularity of our products, and any other statements that contain the words believe, seek, expect, anticipate, forecast, project, intend, estimate, should, could, may, will, plan, or similar expressions, and any other statements contained or incorporated by reference into this Proxy Statement that are not historical facts. These forward-looking statements are subject to certain risks and uncertainties, such as those described in our periodic reports filed with the Securities and Exchange Commission
(SEC), that could cause actual results to differ materially from anticipated results. These statements may also be based on standards for measuring progress that are still developing and on assumptions that are subject to change in the future. Consequently, such forward-looking statements are qualified by the cautionary statements, cautionary language, and risk factors set forth in our periodic reports and documents filed with the SEC, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and
Current Reports on Form 8-K. We claim the protection of the safe harbor contained in the PSLRA for forward-looking statements. Our forward-looking statements speak only as of the date of this Proxy Statement or as of the date they are made, and we assume no obligation to update or revise the information contained in this Proxy Statement whether as a result of new information, future events, or any other reason. Our corporate responsibility-related goals are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met. The inclusion of information in our Corporate Responsibility and Public Benefit Report should not be construed as a characterization of the materiality or financial impact of that information with respect to us or for purposes of this
Proxy Statement or any of our SEC filings.
WEBSITE REFERENCES
Website references included throughout this Proxy Statement are provided for convenience. The contents on the referenced websites are not incorporated herein and are not part of this Proxy Statement.

4	United Therapeutics, a public benefit corporation
UNITED THERAPEUTICS AT A GLANCE
We market five products for pulmonary hypertension (PH) and one product for pediatric high-risk neuroblastoma. One of our PH products, nebulized Tyvaso®, was approved by the U.S. Food and Drug Administration (FDA) in 2021 to treat pulmonary hypertension associated with interstitial lung disease (PH-ILD), making it the first approved therapy to treat this life-threatening disease. In 2022, we also launched a new version of this therapy, Tyvaso DPI®, which quickly became our best-selling product.

Pulmonary Hypertension Product Portfolio	Neuroblastoma Product

Our Mission and Purpose
At United Therapeutics, we are focused on our purpose and talk about it often—developing innovative therapies for unmet needs, with the ultimate objective of finding a cure for end-stage organ diseases by creating an unlimited supply of tolerable, transplantable organs and organ alternatives. We maintain a vibrant, entrepreneurial culture, instilling our employees with a sense of ownership and meaning that we believe gives us a competitive advantage in achieving our shared mission.
Reshaping PAH and Pulmonary Fibrosis Treatment
Ralinepag for Pulmonary Arterial Hypertension (PAH): In 2025, we completed enrollment of our ADVANCE OUTCOMES study of ralinepag for PAH. This study was successfully unblinded in early 2026, delivering exceptional, highly statistically significant efficacy results. If approved by the FDA, we believe ralinepag has the potential to become a preferred prostacyclin therapy for PAH.
Nebulized Tyvaso for Pulmonary Fibrosis: In 2025, we unblinded the TETON-2 study of nebulized Tyvaso for patients with idiopathic pulmonary fibrosis (IPF), which met its primary endpoint and several important secondary endpoints. Its companion study, TETON-1, was successfully unblinded in early 2026, with the primary endpoint surpassing the impressive TETON-2 result. We plan to seek FDA approval to add IPF to the labeled indications for nebulized Tyvaso—if approved, we believe that nebulized Tyvaso has the possibility to offer a transformative therapy for this terrible condition. We are also working on a third pivotal study, TETON-PPF, of nebulized Tyvaso in patients with progressive pulmonary fibrosis (PPF).
2025 Performance in Review

11% Revenue growth vs. 2024 ~$2.3m Revenue per employee in 2025, which ranks third among the companies in our compensation peer group 38% Total shareholder return in 2025	$4.7b Cash, cash equivalents, and marketable investments as of December 31, 2025 $1.3b Net income $1.0b Returned to shareholders in 2025 under an accelerated share repurchase program

Manufacturing Organs and Organ Alternatives
The ultimate solution for many patients with PH and other life-
threatening diseases is a cure through organ transplantation.
We are innovating to address the gap between the need for,
and the availability of, suitable organs for transplant.

We are innovating solutions that we believe will
help save even more people’s lives through our
xenotransplantation efforts, and have commenced
the world’s first human clinical trial of a
xeno-organ product — our UKidney™

We are progressing the science of manufactured
organ alternatives through our bioartificial liver and
kidney alternative research at our Miromatrix and
IVIVA subsidiaries, and through development of
engineered lung lobe alternatives at our
Regenerative Medicine Laboratory

Our Organ Manufacturing Group is working to achieve a longer-term vision to supply 3D-printed organ alternatives for those who need them

2026 Proxy Statement	5
United Therapeutics at a Glance
Continued Innovation for Long-Term Value Creation
Strong execution by our commercial teams, and our innovative product pipeline, have enabled us to deliver consistent year-over-year revenue growth since 2020, with record revenues in 2025, as a growing number of patients are treated with our products. Our strong performance helped support significant returns for our shareholders in 2025, including 38% stock price growth and the return of $1.0 billion to shareholders under an accelerated share repurchase program. Looking ahead, we aim to continue this momentum in long-term value creation through growing sales of our existing commercial products and our efforts to expand our products into new indications and to develop and launch new products. We are also working to revolutionize organ transplantation through our work on a variety of technologies to develop manufactured organs and organ alternatives. These programs took a major step forward in 2025 when we completed the initial transplant in our EXPAND clinical trial of our UKidney product—the world’s first human clinical trial of a xeno-organ product. Our Board’s recommendation to vote FOR each proposal presented in this Proxy Statement is grounded in our strong 2025 execution, our Board’s confidence in our strategy, robust risk and governance oversight, and an executive compensation and ownership framework designed to support long-term value creation.
United Therapeutics Historical Annual Net Sales

■	Other	■	Orenitram®	■	Remodulin®	■	Nebulized Tyvaso®	■	Tyvaso DPI®
In the chart above, Remodulin net sales include both the drug product and infusion devices, such as the Remunity® and RemunityPRO™
Pumps, and net sales of Tyvaso DPI and nebulized Tyvaso include both the drug product and the respective inhalation devices. In addition, “Other” includes sales of Adcirca®, Unituxin, and other immaterial revenues.
Total Shareholder Return
The chart above shows how a $100 investment in our common stock on December 31, 2020 would have performed compared to a $100 investment on the same date in each of the Nasdaq U.S. Benchmark TR Index and the Nasdaq U.S. Benchmark Pharmaceuticals TR
Index assuming the reinvestment of dividends, if any.

$3.5 billion in share repurchases since 2024

6	United Therapeutics, a public benefit corporation
United Therapeutics at a Glance
Corporate Responsibility and Public Benefit Purpose
In 2021, our shareholders overwhelmingly approved the conversion of our company from a traditional Delaware corporation into a
Delaware public benefit corporation (PBC). Our PBC purpose is to provide a brighter future for patients through (a) the development of novel pharmaceutical therapies; and (b) therapies that expand the availability of transplantable organs.
We align our PBC goals with our three core stakeholder groups — Our Patients, Our People, and Our Planet. We annually report on our progress to advance our PBC goals and align with our priority corporate responsibility and resilience topics. For more information, see
https://corporateresponsibility.unither.com.

Our Patients	Our People	Our Planet

Address Unserved Needs	Be a Destination Employer	Operate Sustainably

No Patient Left Behind	>90% of employees responding to the Great Places to Work survey from 2018 through 2025 consider United Therapeutics a Great Place to Work	Continue to use solar power generated on our own sites, with total capacity of almost seven megawatts, producing more than five megawatts of renewable electricity

Approx. 17,000 patients currently being treated with our therapies, including 179 people who benefited from our centralized ex vivo lung perfusion (EVLP) service in 2025

Voluntary turnover of 3.5%, compared to a 10% industry average*

Made progress on our cGMP** mass timber manufacturing facility designed for low carbon impact

Inclusion and Belonging: One of our five core values, deeply integrated into our employee experience
$550 million in research and development expense in 2025

Four LEED-certified properties representing about 19% of our total square footage

Progressed 16 clinical trials with almost 3,000 participants

Provided patient assistance to almost 40,000 patients treated with our therapies since 2010

Our Practices

Forbes

AMERICA'S BEST COMPANIES

2025

FORTUNE

100 BEST COMPANIES TO WORK FOR® 2025

Forbes

Global 2000

2025

Great Place To Work®

Certified

MAY 2025-MAY 2026

USA

TM

Our Compliance Principles, based on our key tenet of “Do the Right Thing,” outline how we expect all Unitherians to conduct themselves	100% Unitherians are trained annually on our Code of Conduct

Compliance Principles: •We are passionate for patients •We respect privacy •We don’t pay to play •We communicate ethically and honestly	Key Enablers: •Governance •Data Privacy and Security •Compliance Culture and Ethics •Enterprise Risk and Organizational Resilience

* Based on June 1, 2024 through June 1, 2025 data from Aon’s Turnover Study for the Life Sciences/Biotech/Pharma Sector, published
December 2025.
** cGMP means the FDA requirements to conduct drug manufacturing in accordance with current good manufacturing practices.

2026 Proxy Statement	7
PROXY VOTING ROADMAP

1	Election of Directors

Our Board recommends a vote FOR each director nominee.		See page 11
Our Director Nominees

			Committee Membership
Name and Primary Occupation	Age	Director Since

Christopher Causey, M.B.A.	63	2003	•
Former Consultant and Healthcare Executive
Richard Giltner	62	2009			•
Former Financial Executive at Société Générale
Ray Kurzweil	78	2002
Chief AI Officer and Co-Founder, Beyond Imagination
Jan Malcolm	70	2024	•
Former Commissioner of Health, State of Minnesota
Linda Maxwell, M.D., M.B.A.	52	2020		•	•
Surgeon Operating Partner, DCVC
Nilda Mesa, J.D.	66	2018		•	•
Former Adjunct Professor, Columbia University Former Director, NYC Mayor’s Office of Sustainability
Judy Olian, Ph.D.	74	2015	•
President Emerita, Quinnipiac University Former Dean, UCLA Anderson School of Management
Christopher Patusky, J.D., M.G.A.	62	2002			•
Founder, Patusky Associates, LLC Vice Chair and Lead Independent Director, United Therapeutics
Martine Rothblatt, Ph.D., J.D., M.B.A.	71	1996
Founder, Chairperson, and Chief Executive Officer, United Therapeutics Founder, SiriusXM
Louis Sullivan, M.D.	92	2002		•
President Emeritus, Morehouse School of Medicine Former Secretary, U.S. Department of Health and Human Services
Governor Tommy Thompson, J.D.	84	2010	•
Former Governor of Wisconsin Former Secretary, U.S. Department of Health and Human Services
Kevin Tracey, M.D.	68	2026
President and CEO, Feinstein Institutes for Medical Research

Chair	•	Member

8	United Therapeutics, a public benefit corporation
Proxy Voting Roadmap
Director Nominee Snapshot
Independence
Board Diversity

6 directors	Public Company Board Experience (non-UT)	4 directors	Legal	6 directors	Science / Medicine

9 directors	Executive Management Experience	6 directors	Government / Regulatory Experience	8 directors	Healthcare Industry Experience

11 directors	Financial Acumen	6 directors	International	9 directors	Corporate Responsibility and Resilience
Our Governance Best Practices
✓ Over 91% independent director nominees
✓ Lead Independent Director and fully independent Board committees
✓ Annual election of all directors
✓ Majority voting standard
✓ Proxy access
✓ Board refreshment and diversity of occupational and personal backgrounds and viewpoints
✓ Oversight of strategy, risk, and priority corporate responsibility and resilience topics
✓ Stock ownership guidelines applicable to directors and executive officers

2026 Proxy Statement	9
Proxy Voting Roadmap

2	Advisory Resolution to Approve Executive Compensation

Our Board recommends a vote FOR this proposal.	See page 31
Executive Compensation Highlights
United Therapeutics has a strong pay-for-performance philosophy, as a substantial majority of pay for our Chief Executive Officer (CEO)
and other Named Executive Officers (NEOs) (as defined below under Compensation Discussion and Analysis—Our Named Executive
Officers) is performance-based and at-risk, based on individual and company performance.
Our executive compensation program is rooted in our pay-for-performance philosophy, supporting achievement of our short-, medium-, and long-term objectives, and maintaining a synergistic connection with our PBC purpose of providing a brighter future for patients. Our pay-for-
performance philosophy is reflected in both our short-term and long-term incentive compensation programs, with 91.1% of our CEO’s pay and 83.6% of pay for our other NEOs, on average, structured as performance-based compensation.

		Target Compensation Mix
Element	Form	CEO	Other NEOs	Metrics and Key Features

Annual Salary	Fixed Cash	8.9%	16.4%	Established each year based on (1) individual performance, (2) overall company performance, (3) market rate, and (4) CEO input, for the other NEOs

Cash Incentive Award Program	Annual Performance- Based Plan	11.1%	13.2%
A mix of financial and operational targets,
with a multiplier applicable to the financial
components:
Financial (50%)
•Cash Profit Margin (25%)
•Revenues (25%)
Operational (50%)
•Manufacturing (25%)
•R&D (25%)

Long-Term Incentive Compensation	100% performance-based awards, with 3-year performance periods

	Performance Stock Options (PSOs)	40.0%	35.2%	Performance Metric: •3-Year Cash Profit Margin

	Performance Stock Units (PSUs)	40.0%	35.2%	Performance Metrics: •3-Year revenue growth objectives (50%) •R&D milestones (50%)

10	United Therapeutics, a public benefit corporation
Proxy Voting Roadmap

3
Approval of the United Therapeutics Corporation 2026 Stock Incentive Plan (the Plan)

Our Board recommends a vote FOR this proposal.	See page 64

4
Ratification of the Appointment of Ernst & Young LLP as United Therapeutics Corporation’s Independent Registered Public Accounting Firm for 2026

Our Board recommends a vote FOR this proposal.	See page 72
The Audit Committee of our Board has appointed Ernst & Young LLP as our independent registered public accounting firm for the year
2026. We ask that our shareholders vote to ratify this appointment.

2026 Proxy Statement	11
OUR CORPORATE GOVERNANCE

1	Election of Directors
Our Board currently consists of thirteen members. This year at our Annual Meeting, the following individuals, each of whom is a current director, have been re-nominated for election as director to serve one-year terms until our 2027 Annual Meeting of Shareholders:
Mr. Christopher Causey, Mr. Richard Giltner, Mr. Ray Kurzweil, Ms. Jan Malcolm, Dr. Linda Maxwell, Ms. Nilda Mesa, Dr. Judy Olian,
Mr. Christopher Patusky, Dr. Martine Rothblatt, Dr. Louis Sullivan, Governor Tommy Thompson, and Dr. Kevin Tracey. Each of these directors besides Dr. Tracey was previously elected by shareholders at our 2025 Annual Meeting to serve one-year terms. Dr. Tracey was elected by our Board on January 21, 2026 to serve a term lasting until the 2026 Annual Meeting. Professor Raymond Dwek has not been renominated, and therefore his term will expire at the 2026 Annual Meeting. Effective as of the election of directors at the annual meeting, the size of our Board will be reduced to 12 members.
Directors are elected by a majority of votes cast at our Annual Meeting in an uncontested election, such as this one. A majority of votes cast means that the number of votes cast for the director nominee’s election must exceed the number of votes cast against that director nominee’s election. Broker non-votes and abstentions are not considered votes cast and therefore have no impact on the election of directors. Cumulative voting is not permitted in the election of directors. Proxies may not be voted for more than twelve nominees. Each of our director nominees has consented to be named in this Proxy Statement and to continue to serve on our Board of Directors, if elected.
We do not anticipate that any nominee will become unable or unwilling to accept their nomination or election. If such an event should occur, the persons named on the proxy card intend to vote for the election of such other person as is selected by our Board in such nominee’s stead. In the alternative, the persons named on the proxy card may simply vote for the remaining nominees, leaving a vacancy that may be filled at a later date by our Board of Directors, or our Board of Directors may reduce the size of our Board.
Our Board of Directors recommends that you vote FOR the election of each of the nominees.

Board Composition and Refreshment
We are committed to having a highly qualified Board of Directors who collectively possess the relevant background, skills, experience, and personal attributes that support effective oversight of our business and long-term strategy. We also believe that each of our nominees should possess the highest personal and professional ethics, integrity, and values, and should be committed to representing the best interests of our shareholders and other stakeholders. We have a robust process to both evaluate our incumbent directors for re-nomination and to identify and assess potential new director candidates.
Assessment and Succession Planning
Our Nominating and Governance Committee considers current and long-term needs of our evolving business and seeks potential director candidates in light of emerging needs, our current Board structure, tenure, skills, and experience, with an objective to achieve a diversity of occupational and personal backgrounds and viewpoints on our Board. Our Board assesses its effectiveness in this regard as part of its annual Board and director evaluation process. In addition, in evaluating incumbent directors for re-nomination to our Board, the members of our Nominating and Governance Committee consider a variety of factors as detailed in the following section.
Board Evaluation and Re-Nomination Considerations
Our Nominating and Governance Committee oversees efforts to evaluate the effectiveness of our Board and its Committees, which is a critical element of Board composition and refreshment. Each Committee conducts an annual self-evaluation, and our full Board conducts an annual self-evaluation during an executive session of independent directors without management present. Our Nominating and
Governance Committee leads the process of evaluating the performance of our Board, taking steps to ensure new voices are brought in periodically to refresh our Board.
Re-Nomination Process
Our Nominating and Governance Committee appreciates the importance of critically evaluating individual directors and their contributions to our Board in connection with re-nomination decisions. In considering whether to recommend re-nomination of a director for election at our Annual Meeting, our Nominating and Governance Committee conducts a detailed review, considering factors such as:
•The extent to which the director’s judgment, skills, qualifications, and experience (including those gained due to tenure on our Board)
continue to contribute to our Board’s success
•Attendance and participation at, and preparation for, Board and committee meetings

12	United Therapeutics, a public benefit corporation
Our Corporate Governance
•Independence
•Shareholder feedback, including the support received by those director nominees elected at our most recent Annual Meeting
•Outside board and other affiliations, including any actual or perceived conflicts of interest
•The extent to which the director continues to contribute to our Board’s diversity of occupational and personal backgrounds and viewpoints
Director Nomination Process

Identification of Candidates
Our Nominating and Governance Committee
•Considers candidates recommended by members of our Board, executive officers, shareholders, and other sources
•Actively includes qualified diverse candidates to add to the candidate pool from which nominees are ultimately chosen based on merit and instructs any search firm it engages to do so
•Evaluates shareholder nominees using the same criteria as it uses to evaluate all other candidates
•A shareholder who wishes to recommend a prospective nominee for our Nominating and Governance Committee’s consideration should submit the candidate’s name and qualifications to our Corporate Secretary at the address set forth under Shareholder
Communication with Directors below

Qualifications Sought
To be considered, each director candidate must meet the following minimum criteria:
•Personal and professional integrity, and a record of exceptional ability and judgment
•Ability and willingness to participate fully and work constructively during Board activities
•Interest, capacity, and willingness, in conjunction with the other members of our Board, to serve the interests of our shareholders
•Reasonable knowledge of our field of operations, as well as familiarity with the principles of good corporate governance
•Expertise needed to serve on one or more Board committees
•Independence, in the case of non-employee directors, including the absence of any personal or professional relationships that would adversely affect the candidate’s ability to serve our best interests and those of our shareholders
In addition, our Nominating and Governance Committee is interested in candidates who possess:
•A desire to contribute positively to the existing tone and collaborative culture among our Board members
•Professional and personal experiences and expertise relevant to achievement of our strategic objectives

Meeting with Candidates
Our Nominating and Governance Committee
•Screens the candidate, performs reference checks, and conducts interviews with the assistance of our Deputy General Counsel
•Evaluates the candidate’s skills, qualifications, and ability to positively contribute to our company and its stakeholders and determines whether to recommend the candidate to our Board for consideration

Decision and Nomination
Our Nominating and Governance Committee recommends, and our full Board approves, the candidates whom they believe are best qualified to serve the interest of our shareholders, our public benefit purpose, and our other stakeholders most impacted by our business

Election
Each year, shareholders consider and elect directors at our Annual Meeting of Shareholders. In addition, our Board may appoint directors to fill vacancies upon the recommendation of our Nominating and Governance Committee during the year.

2026 Proxy Statement	13
Our Corporate Governance
Director Tenure and Refreshment
Among other considerations, the tenure of our existing directors is considered during the re-nomination process. While several of our directors have relatively long tenures, we value their long-term perspectives, particularly given the lengthy nature of our business plans, including our research and development programs. As a result, our refreshment process is focused on bringing on new directors every few years, as opposed to focusing on arbitrary retirement requirements. Our Nominating and Governance Committee regularly reviews and discusses the tenure of our existing directors and our Board refreshment priorities, taking into account the needs of our company and our
Board, peer company practices, and shareholder perspectives. Additionally, our Nominating and Governance Committee periodically reviews and refreshes committee assignments, and made changes to the membership of all three of our Board’s standing committees in
2025. We have engaged with shareholders regarding our board refreshment process, including during our shareholder outreach conversations led by independent members of our Board, and received favorable feedback.
Recent Board Refreshment

				▶

2018	2020	2024	2026

Nilda Mesa •joins Board	Linda Maxwell •joins Board	Jan Malcolm •joins Board	Kevin Tracey •joins Board

		Katherine Klein •leaves Board	Raymond Dwek •leaves Board

Policy on Overboarding
In 2020, we updated our Corporate Governance
Guidelines to reduce our overboarding limit, such that
directors are not permitted to serve on more than four
public company boards (including our Board). This limit
is below the limit of five boards contained in the
guidelines of major proxy advisory firms and satisfies
the proxy voting criteria of our largest shareholders.
This action was taken in direct response to feedback
received during our shareholder outreach process in
2019. All of our directors satisfy our current
overboarding policy.

Outside board service policy

All directors 4 total public company boards (including our Board)	CEO directors 2 total public company boards (including our Board)

Aligns with majority of institutional shareholders’ policies. All directors and nominees comply with our outside board service policy.

Director Independence
Our Board has made the following independence determinations:
•General Independence: Christopher Causey, Raymond Dwek, Richard Giltner, Ray Kurzweil, Jan Malcolm, Linda Maxwell,
Nilda Mesa, Judy Olian, Christopher Patusky, Louis Sullivan, Tommy Thompson, and Kevin Tracey are independent in accordance with Nasdaq listing standards. In determining Dr. Tracey’s independence, our Board considered a $500,000 investment United
Therapeutics made in 2024 in a private company in which Dr. Tracey has an interest representing less than 15% of the private company’s economics, which was an ordinary course investment for United Therapeutics with terms negotiated on an arms-length basis. Dr. Tracey has granted an irrevocable proxy with respect to his shares in the private company and thus retains no voting interest. United Therapeutics has not had any further transactions with the private company since the 2024 investment, and does not anticipate making any further investments in the company.
•Management Director: Martine Rothblatt is not independent due to her employment as our Chief Executive Officer
•Audit Committee Standards: Christopher Causey, Richard Giltner, Jan Malcolm, Judy Olian, and Tommy Thompson meet the heightened independence standards for audit committee members set forth in rules promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act)
•Compensation Committee Standards: Raymond Dwek, Linda Maxwell, Nilda Mesa, Christopher Patusky, and Louis Sullivan meet the heightened independence standards for compensation committee members under Nasdaq listing standards
•Nominating and Governance Committee Standards: Christopher Causey, Richard Giltner, Linda Maxwell, Nilda Mesa, and
Christopher Patusky meet the independence standards for nominating committee members under Nasdaq listing standards

14	United Therapeutics, a public benefit corporation
Our Corporate Governance
Board Skills
We endeavor to have a Board of Directors that, as a whole, represents a range of experiences in business, government, education, and technology and in other areas that are relevant to our business activities. We also believe it is important that our Board is composed of individuals reflecting the diversity represented by our employees, our patients, and our communities. As reflected in our Corporate
Governance Guidelines, our Board and our Nominating and Governance Committee seek to achieve a diversity of occupational and personal backgrounds on our Board, and actively include qualified diverse candidates to expand the pool from which Board nominees are ultimately chosen based on merit and instruct any search firm our Nominating and Governance Committee engages to do so as well.
Below, we provide details concerning the skill sets of our Board nominees.

Knowledge, Skills, and Experience
Public Company Board Experience* Public companies face heightened public scrutiny and legal, regulatory, and accounting requirements unlike those faced by private companies			●		●		●		●	●	●

Executive Management Experience
Management of large organizations such as United
Therapeutics can be extremely complex and challenging, and
experience with executive management can help provide the
context needed for overseeing our executive officers
	●		●	●		●	●		●	●	●	●

Financial Acumen
It is extremely important that we manage our company in a
fiscally conservative manner, and present our financial results in a clear, accurate, and reliable manner, navigating the
complexity of evolving accounting standards and
regulatory requirements
	●	●		●	●	●	●	●	●	●	●	●
Legal In our business we encounter extremely complex legal issues and challenges, including threatened and actual litigation, and compliance with a myriad of laws and regulations						●		●	●		●

Government / Regulatory Experience
There are few industries more heavily regulated than the
biopharmaceutical and medical device industries. Regulatory
expertise helps ensure appropriate oversight of our compliance and regulatory functions, which are critical to our success
				●	●	●		●		●	●
International While most of our operations are US-based, we conduct clinical trials and commercial distribution of our products worldwide		●			●	●	●		●		●

Science / Medicine
Our success is heavily dependent on our ability to successfully conduct insightful research and development efforts often
involving cutting-edge technologies, and to manufacture our
products using highly complex technologies
			●		●	●			●	●		●
Healthcare Industry Experience The healthcare sector presents unique challenges; given our patient-centric mission, experience in the healthcare field is extremely valuable	●		●	●	●				●	●	●	●

Corporate Responsibility and Resilience
We believe that oversight of corporate responsibility and
resilience topics, including environmental and social topics, plays an important role in our Board’s oversight of risk. We are committed to fulfilling our PBC purpose, while also delivering excellent financial performance for our shareholders
	●	●			●	●	●	●	●	●	●
*Denotes experience serving on the board of directors of one or more public companies other than United Therapeutics

2026 Proxy Statement	15
Our Corporate Governance
2026 Director Nominees

Christopher Causey,
M.B.A., 63
INDEPENDENT

Director Since: 2003
Committees:
Nominating and
Governance (Chair), Audit
Other Current Public
Company Boards:
None
Education:
•B.A., Psychology,
College of Wooster
•M.B.A., George
Washington University

Key Experiences and Qualifications

•Nearly 30 years of experience in strategic planning and marketing for healthcare delivery, financing, and biotechnology organizations
•Extensive leadership experience as a senior health care marketing executive

Career Highlights
•Causey Consortium, professional services organization providing business strategy and marketing counsel to the healthcare industry
•Principal (2002–2021)
•Definity Health Incorporated, a consumer-driven health plan operator
•Chief Marketing Officer (2001–2002)
•Allina Health System, a healthcare system based in Minneapolis, Minnesota
•Vice President, Marketing and Communications (1997–2000)
Other Professional Experience and Achievements
•Board of Trustees of The College of Wooster (2015–present)
•Member, Board of Directors, Data Sciences International, Inc. (2008–2013)

Richard Giltner, 62
INDEPENDENT

Director Since: 2009
Committees:
Audit (Chair), Nominating
and Governance
Other Current Public
Company Boards:
None
Education:
•B.A., Economics,
Northwestern University

Key Experiences and Qualifications

•Decades of experience in the financial sector, including international financial markets, derivatives, alternative investments, and asset management
•Leadership experience in international finance; global business and financial experience as an institutional investor

Career Highlights
•Lyxor Asset Management, an asset management group at Société Générale
•Portfolio Manager (2009–2010)
•Société Générale, a European financial services company
•Managing Director of Société Générale Asset Management and head of the European office for its fund of hedge funds group (2006–2009)
•Global Head of Foreign Exchange Options, Investment Banking Division (2003–2006)
•Various managerial roles (1991–2003)
Other Professional Experience and Achievements
•Private Investor (since 2010 following retirement from Lyxor Asset Management)

16	United Therapeutics, a public benefit corporation
Our Corporate Governance

Ray Kurzweil, 78
INDEPENDENT

Director Since: 2002
Committees:
None
Other Current Public
Company Boards:
None
Education:
•B.S., Computer Science
and Literature,
Massachusetts Institute
of Technology

Key Experiences and Qualifications

•Over 60 years of artificial intelligence (AI) experience and a track record of creating and commercializing AI-related inventions
•Extensive technological experience as an inventor and technology developer in the fields of telemedicine and pharmaceutical R&D
•Substantial corporate leadership and public company governance experience

Career Highlights
•Kurzweil Technologies, Inc., a technology development firm
•Chief Executive Officer (1995–present)
•Beyond Imagination, a humanoid robotics company
•Chief AI Officer (2025–present)
•Co-Founder (2018)
•Google
•Principal Researcher and AI Visionary (2023–2025)
•Director of Engineering (2013–2023)
Other Professional Experience and Achievements
•Inducted into the National Inventors Hall of Fame (2002)
•Recipient of the National Medal of Technology, MIT Lemelson Prize, Grammy Award, 21 honorary doctorates, and honors from three U.S. presidents
•Previously served as a member of the boards of directors of Inforte Corp. and Medical Manager
Corporation, both of which were publicly traded

Jan Malcolm, 70
INDEPENDENT

Director Since: 2024
Committees:
Audit
Other Current Public
Company Boards:
None
Education:
•B.A., Philosophy
and Psychology,
Dartmouth College

Key Experiences and Qualifications

•Accomplished leader in health policy, public health, and health care finance and delivery who has demonstrated a career-long dedication to improving the health of the public and the care of complex populations
•Deep experience in public health and government relations helps support our strategic efforts to revolutionize the treatment of end-stage organ disease
•Longstanding focus on healthcare equity aligns with our public benefit purpose of bringing a brighter future to patients, regardless of their financial resources
•Hands-on operational experience managing complex organizations; strong governance experience in healthcare, human services, and foundations

Career Highlights
•Minnesota Department of Health: Commissioner of Health (1999–2003; 2018–2023)
•Courage Center, leading provider of rehabilitation and health services for people with disabilities serving over 12,000 patients annually
•Chief Executive Officer (2005–2013)
•Allina Health System: Vice President (1994–1999; 2013–2016)
•Former Board Member: Blue Cross Blue Shied of Minnesota; United Way of Minnesota;
Bush Foundation
Other Professional Experience and Community Involvement
•Adjunct Faculty, University of Minnesota School of Public Health (2016-2024); Co-Director, Robert
Wood Johnson Foundation program (2016–2018)
•Recipient, AMA Award for Outstanding Government Service from the American Medical
Association (2024)
•Honorary doctor of laws degree from the University of Minnesota; honorary doctor of human letters degree from Saint Catherine University

2026 Proxy Statement	17
Our Corporate Governance

Linda Maxwell, M.D.,
M.B.A., 52
INDEPENDENT

Director Since: 2020
Committees:
Compensation, Nominating
and Governance
Other Current Public
Company Boards:
•ImmunityBio, Inc.
Education:
•B.A., Biology,
Harvard College
•M.D., Yale
Medical School
•M.B.A., Oxford University

Key Experiences and Qualifications

•Experienced physician-surgeon, educator, published scientific author, and health technology entrepreneur and innovator
•Background in guiding emerging health technology companies through clinical development, capitalization, and commercialization
•Robust corporate governance experience, and knowledge of the U.S. and Canadian regulatory environments

Career Highlights
•DCVC, Silicon Valley venture capital firm
•Operating Partner (2022–Present)
•University of Toronto
•Adjunct Professor of Surgery; Visiting Professor at Toronto Metropolitan University; Associate
Scientist at the Li Ka Shing Knowledge Institute (2015–2024)
•Triple board certified in Otolaryngology-Head Neck Surgery, Facial Plastic Reconstructive Surgery,
and Obesity Medicine
•University of Oxford and UK National Health Service
•Managed life sciences tech transfer portfolio
Other Professional Experience and Community Involvement
•Served as a healthcare innovation expert to various Canadian federal, provincial, and local government entities
•Founding and Executive Director, Biomedical Zone, Canada’s leading hospital-embedded, physician-
led business incubator for emerging health technology companies (2015)
•Former Member, Board of Directors, Profound Medical Inc., a publicly traded company
•NACD.DC and ICD.D designations, certifications issued in the U.S. and Canada, respectively, to corporate directors; completed Diligent Climate Leadership Certificate

Nilda Mesa, J.D., 66
INDEPENDENT

Director Since: 2018
Committees:
Compensation, Nominating
and Governance
Other Current Public
Company Boards:
None
Education:
•B.A., History,
Northwestern University
•J.D., Harvard Law School

Key Experiences and Qualifications

•Extensive executive leadership experience, particularly in the area of environmental stewardship, energy, and sustainability, which provides valuable insight as we expand our operations responsibly
•Experience working at city, state, national, and global levels in a variety of scientific, academic, government, legal, and international settings

Career Highlights
•New York City Mayor’s Office
•Director, Mayor’s Office of Sustainability; led OneNYC, the pathbreaking long-term sustainability plan for the city and oversaw programs in climate, energy, sustainability, air quality and public health, waste, green buildings, transportation, public education, and other initiatives (2014–2016)
•Columbia University
•Adjunct Professor, School of International and Public Affairs (2016–2025)
•Director, Urban Sustainability and Equity Planning Program (2018–2025)
•Chief Administrative Officer at the Columbia Journalism School (2012–2014)
•Founder, Office of Environmental Stewardship (2006)
Other Professional Experience and Achievements
•Environmental leadership roles at the White House Council on Environmental Quality, U.S. Air Force,
U.S. Environmental Protection Agency, and California Attorney General’s Office and the practice of law in the private and public sectors
•Visiting Professor and Lecturer, Paris School of International Affairs, SciencesPo (2018–2021)
•Co-author, Collaborating for Climate Resilience (2021); contributor, Smarter New York City (2019)

18	United Therapeutics, a public benefit corporation
Our Corporate Governance

Judy Olian, Ph.D., 74
INDEPENDENT

Director Since: 2015
Committees:
Audit
Other Current Public
Company Boards:
•Ares Management
•Mattel, Inc.
Education:
•B.S., Psychology,
Hebrew University of
Jerusalem
•M.S., Industrial
Relations, University of
Wisconsin–Madison
•Ph.D., Industrial
Relations, University of
Wisconsin–Madison

Key Experiences and Qualifications

•Expertise in managing and leading a large organization as a university president of a prestigious university and former dean of one of the world’s leading business schools
•Academic expertise, which centers on the alignment of organizational strategies with human resource systems and incentives, provides valuable insight to a growing biotech company
•Substantial public company board experience

Career Highlights
•Quinnipiac University
•President (2018–2025)
•President Emerita (2025–present)
•UCLA Anderson School of Management
•Dean; John E. Anderson Chair in Management (2006–2018)
•Pennsylvania State University
•Dean and Professor, Smeal College of Business Administration (2001–2006)
Other Professional Experience and Achievements
•Advisory boards: U.S. Studies Centre (University of Sydney); Peking University Business School;
Connecticut Governor’s Workforce Council; Business-Higher Education Forum; New Haven
Promise; Catalyst
•Co-Chair, AdvanceCT (2024–present)
•Board Member, Hartford Healthcare (2022–present) and Wisconsin Alumni Research Foundation
(2025–present)

Christopher Patusky, J.D.,
M.G.A., 62
VICE CHAIR AND LEAD
INDEPENDENT DIRECTOR

Director Since: 2002
Committees:
Compensation (Chair),
Nominating and
Governance
Other Current Public
Company Boards:
None
Education:
•B.S., History &
Political Science,
Northwestern University
•J.D., Harvard Law School
•Master’s in Governmental
Administration, University
of Pennsylvania

Key Experiences and Qualifications

•Extensive legal, regulatory, business, governance, financial, and international experience from his varied career •35 years of experience in the private, public, and non-profit sectors

Career Highlights
•Patusky Associates, LLC, personal investment firm
•Founding Principal (2012–present)
•Maryland Department of Transportation
•Real Estate Director (2007–2011); oversight responsibility for real estate policy for all modes of transportation, service on the department’s sustainability committee, and implementation of the
Governor’s Transit Oriented Development program
•University of Pennsylvania, Fels Institute of Government
•Executive Director & Faculty Member (2002–2007); directed the implementation of an innovative performance management system for the 270 schools of the Philadelphia School District, which was recognized by the IBM Business of Government awards program
Other Professional Experience and Achievements
•Executive Manager of Slater Run Vineyards, LLC, family’s farm-based vineyard and winery
•Private legal practice focusing on litigation, intellectual property, and business startups (1988–2000);
co-led team that obtained the first approval from the Federal Communications Commission and the
United Nations’ International Telecommunications Union of the use of stratospheric stations for delivery of telecommunication services worldwide

2026 Proxy Statement	19
Our Corporate Governance

Martine Rothblatt, Ph.D.,
J.D., M.B.A., 71
FOUNDER,
CHAIRPERSON, AND CEO

Director Since: 1996
Committees:
None
Other Current Public
Company Boards:
•BETA Technologies, Inc.
Education:
•B.S., Communications,
M.B.A., and J.D.,
University of California,
Los Angeles
•Ph.D., Medical Ethics,
University of London

Key Experiences and Qualifications

•In-depth knowledge of United Therapeutics from her service as its founder, Chairperson, and Chief
Executive Officer
•Thought leader in bioethics, sustainable aviation, organ manufacturing, and AI
•Extensive leadership and business experience at technology companies

Career Highlights
•United Therapeutics
•Founder, Chairperson & CEO (1996–present)
•SiriusXM
•Founder
Other Professional Experience and Achievements
•Author: Your Life or Mine: How Geoethics Can Resolve the Conflict Between Private and Public
Interests in Xenotransplantation (anticipated the need both for global virus bio-surveillance and a greatly expanded supply of transplantable organs) and Virtually Human (AI ethics and human–
machine issues)
•Co-inventor of 10 U.S. patents (additional patents pending)
•UCLA Medal (2018); Benjamin Franklin Medal for Distinguished Achievement in the Sciences (2023)
•National Business Aviation Association Meritorious Service to Aviation Award (2021)
•No. 8 on Forbes’ inaugural Innovator 250 List, recognizing the 250 living Americans who “best embody the nation’s creative spirit.” (2026)
•Member of National Academy of Engineering, among the highest professional distinctions accorded to an engineer (2026)

Louis Sullivan, M.D., 92
INDEPENDENT

Director Since: 2002
Committees:
Compensation
Other Current Public
Company Boards:
None
Education:
•B.S., Biology,
Morehouse College
•M.D., Boston University

Key Experiences and Qualifications

•Extensive experience in the healthcare industry as a public official from his service as Secretary of the U.S. Department of Health and Human Services (HHS), and a physician certified in internal medicine
•Executive leadership as President of Morehouse School of Medicine
•Substantial public company board experience

Career Highlights
•Morehouse School of Medicine
•Founding President (1981–1989; 1993–2002); President Emeritus (2002–present)
•U.S. Department of Health and Human Services
•Secretary (1989–1993)
Other Professional Experience and Achievements
•Physician, Internal Medicine & Hematology
•Chair, Medical Education for South African Blacks, Inc.
•National Executive Council Member, Boy Scouts of America
•Trustee, Little League of America
•Co-Chair, Henry Schein Cares Foundation
•Previously served as a board member of the following public companies: 3M, Bristol Myers Squibb,
Cigna, Emergent Biosolutions, Equifax, General Motors, and Henry Schein

20	United Therapeutics, a public benefit corporation
Our Corporate Governance

Governor Tommy
Thompson, J.D., 84
INDEPENDENT

Director Since: 2010
Committees:
Audit
Other Current Public
Company Boards:
•Healthpeak Properties(1)
•TherapeuticsMD, Inc.
•Vector Science &
Therapeutics(2)
Education:
•B.A., Political Science
and History, University of
Wisconsin–Madison
•J.D., University of
Wisconsin–Madison

Key Experiences and Qualifications

•Significant healthcare experience in both public service (former U.S. Secretary of HHS) and the private sector (Deloitte Center for Health Solutions)
•Extensive executive and administrative experience serving four terms as the governor of
Wisconsin, with additional insight into legislative affairs and regulatory oversight from private legal practice

Career Highlights
•U.S. Department of Health and Human Services
•Secretary (2001–2005)
•State of Wisconsin
•Governor (1987–2001)
•University of Wisconsin System
•Interim President (2020–2022)
•Deloitte Center for Health Solutions
•Independent Chair (2005–2009)
Other Professional Experience and Achievements
•Former Partner & Senior Advisor, Akin Gump Strauss Hauer & Feld LLP
•Previously served as a member of the board of directors of the following public companies: AGA
Medical, Centene, Physicians Realty Trust, Scilex, Tyme Technologies, and X Shares Advisors
(1)Gov. Thompson’s term on the Healthpeak Properties board expires on April 30, 2026, and the company has announced that he is not standing for re-election.
(2)Vector Science, currently a private company, announced that it intends to go public by merging with a public company.

Kevin Tracey, M.D., 68
INDEPENDENT

Director Since: 2026
Committees:
None
Other Current Public
Company Boards:
None
Education:
•B.S., Chemistry,
Boston College
•M.D., Boston University

Key Experiences and Qualifications

•Unique combination of scientific leadership, operational healthcare experience, entrepreneurial background, and groundbreaking research expertise provides invaluable guidance
•Executive leadership experience in major research institutions and co-founder of several biotechnology companies
•Pioneer in inflammation and bioelectronic medicine
•Visionary researcher and successful translator of science into commercial applications

Career Highlights
•The Feinstein Institutes at Northwell Health, home to 50 medical research labs at the largest healthcare provider in New York
•President and CEO of The Feinstein Institutes for Medical Research (2005–Present)
•Karches Family Distinguished Chair in Medical Research (2019–present)
•Professor, Molecular Medicine and Neurosurgery, Donald and Barbara Zucker School of Medicine
at Hofstra/Northwell (2008–present)
•Executive Vice President, Research, Northwell Health (2016–present)
•Head, Laboratory of Biomedical Science (1992–present)
•SetPoint Medical, the industry leader in bioelectronic medicine for developing vagus nerve stimulation technology to treat rheumatoid arthritis
•Co-founder (2007)
Other Professional Experience and Achievements
•Co-founded Global Sepsis Alliance, a non-profit organization supporting the efforts of over one million sepsis caregivers in more than 70 countries (2010)
•Inventor on more than 120 United States patents and author of more than 400 scientific publications

2026 Proxy Statement	21
Our Corporate Governance
Board Structure and Operations
Governance Highlights
We have taken great strides over recent years to implement best corporate governance practices, often acting ahead of the curve in terms of our industry peers and the Russell 3000, and demonstrating our commitment to responsive shareholder engagement.

2015	2020	2021	2022	2023	2024-2026	2026
Adopted majority voting Adopted proxy access	Began Board declassifica- tion process Tightened overboarding limits Redesigned proxy statement to enhance readability Launched corporate responsibility and resilience disclosure program	Converted to a public benefit corporation	Enhanced disclosure of Board diversity / skills	Implemented restrictions on certain advance notice bylaws absent shareholder approval	Two independent directors join our Board, and two directors leave our Board, as part of our ongoing Board refreshment efforts	Removed supermajority voting requirements from our bylaws
Board Leadership Structure
Our Board believes that it is important to evaluate and determine the most appropriate Board leadership structure so that our Board can both provide effective, independent oversight of management and facilitate its understanding of our business. To carry out these responsibilities, our Corporate Governance Guidelines empower our Board to periodically evaluate and determine the appropriate leadership structure for our Board. In doing so, our Board has the flexibility to consider our specific circumstances and evolving needs at any given time.
Our Board has determined that at this time, the leadership structure best suited to support the dynamic demands of our business is to have
Dr. Rothblatt, who founded our company, serve as Chairperson of our Board and Chief Executive Officer, and to appoint a Lead
Independent Director with a robust set of well-defined responsibilities. Our Board believes that Dr. Rothblatt serving in the combined roles of Chairperson and Chief Executive Officer provides an efficient and effective leadership model for a growing entrepreneurial company like ours, as it fosters clear accountability, effective decision-making, and alignment on corporate strategy. In addition, because our Board works closely with our executive officers and members of senior management, there is a natural synergy in the combined Chairperson and
Chief Executive Officer roles that facilitates our Board’s guidance of management. Our Board will continue to monitor the appropriateness of this structure.
Our Board also believes that independent leadership is an important aspect of our Board’s leadership structure. As a result, the independent directors on our Board have designated Mr. Patusky as Lead Independent Director.

Lead Independent Director
•Our Lead Independent Director is selected annually by the independent directors.
•Among other responsibilities, our Lead Independent Director:
•coordinates the activities of our independent directors;
•approves Board meeting schedules and agendas;
•chairs all meetings of our Board when the Chairperson is not present, including executive sessions of our independent directors; and
•serves as principal liaison between our independent directors and our Chairperson and senior management
•Our Lead Independent Director also has the authority to call executive sessions of the independent directors and is available for consultation and communication with major shareholders
A more detailed description of the responsibilities of the Lead Independent Director is included in our Corporate Governance Guidelines, which are available on our website at ir.unither.com/corporate-governance.

22	United Therapeutics, a public benefit corporation
Our Corporate Governance
Board Committees
Our Board has three standing committees. A summary of each committee’s duties and each committee’s current composition can be found below. Additional detail on each committee’s duties can be found in each committee’s charter. Each committee’s charter provides that it may delegate responsibilities to subcommittees if it determines such a delegation would be appropriate. Committee charters can be found on our website at ir.unither.com/corporate-governance.
Recent Committee Refreshment
In 2025, we refreshed our committee assignments as shown below. We believe committee refreshment promotes director development, enhances committee effectiveness, and supports longer-term committee succession planning.

Dr. Louis Sullivan rotated off of our Nominating and Governance Committee. He remains a member of our Compensation Committee, as well as Chairperson of our Scientific Advisory Board

Dr. Linda Maxwell rotated off of our Audit Committee, and was appointed to our Compensation Committee and our Nominating and Governance Committee

Jan Malcolm was appointed to our Audit Committee

Audit Committee

Members:	Meetings in 2025: 5

Richard Giltner (Chair), Christopher Causey, Jan Malcolm, Judy Olian, Tommy Thompson
Primary Responsibilities
•Representing and assisting our Board in its oversight responsibilities regarding our accounting and financial reporting processes, the audits of our financial statements, and system of internal controls over financial reporting, including the integrity of our financial statements, and the qualifications and independence of Ernst & Young LLP, our independent registered public accounting firm
•Retaining and terminating our independent auditors
•Approving in advance all audit and non-audit services to be performed by our independent auditors
•Approving related party transactions
•General oversight of risks related to our financial statements, internal controls, financial reporting processes, information technology, cybersecurity, and compliance with federal securities laws
Our Board has determined that Mr. Giltner qualifies as an Audit Committee financial expert, and that each Audit Committee member meets the financial sophistication requirements of Nasdaq’s listing standards for Audit Committee members. For additional information regarding the processes and procedures used by our Audit Committee, see the section entitled Report of our Audit Committee below.

Compensation Committee

Members:	Meetings in 2025: 5

Christopher Patusky (Chair), Raymond Dwek, Linda Maxwell, Nilda Mesa, Louis Sullivan
Primary Responsibilities
•Overseeing our compensation plans and policies and administration of our equity incentive plans
•Reviewing our compensation plans to confirm that they are appropriate, competitive, and properly reflect our goals and objectives while managing risk
•Assisting our Board in discharging its responsibilities regarding compensation of our executive officers and non-employee members of our Board
•Evaluating the performance of our CEO and other NEOs
•Establishing and overseeing the administration of our clawback policy, in consultation with our Audit Committee
•Overseeing human capital management and inclusion and belonging matters
For additional information regarding the processes and procedures used by our Compensation Committee, see the section entitled
Compensation Discussion and Analysis below.

2026 Proxy Statement	23
Our Corporate Governance

Nominating and Governance Committee

Members:	Meetings in 2025: 5

Christopher Causey (Chair), Christopher Patusky, Richard Giltner, Linda Maxwell, Nilda Mesa
Primary Responsibilities
In addition to the responsibilities described in the section entitled Board Composition and Refreshment above, our Nominating and
Governance Committee’s primary responsibilities include:
•Proposing nominees for election to our Board
•Proposing nominees to fill vacancies on our Board and newly created directorships
•Reviewing candidates for election to our Board recommended to us by our shareholders
•Recommending committee membership and committee chairs
•Reviewing executive management succession plans
•Overseeing the performance and the process for conducting evaluations of our Board and its committees
•Evaluating and overseeing issues and developments with respect to corporate governance, and making recommendations to our
Board regarding corporate governance
•Overseeing our compliance program and our enterprise risk management program
•Overseeing sustainability matters and PBC oversight and reporting
•Working with senior management to consider, adopt, and oversee director orientation and continuing education programs
•Overseeing company policies and practices regarding political contributions
•Overseeing compliance with stock ownership guidelines

Meeting Attendance
Our full Board held six meetings during 2025. In addition, during 2025, our Audit Committee held five meetings, our Compensation
Committee held five meetings, and our Nominating and Governance Committee held five meetings. Every director attended at least 75% of the total number of meetings of our Board and the committees on which they served during 2025 except for Professor Dwek, who attended
64% of our Board and committee meetings for health-related reasons. In accordance with applicable Nasdaq listing standards, the independent members of our Board met without management present four times during 2025.
Our Board encourages all of its members to attend our Annual Meeting of Shareholders, although attendance is not mandatory. Ten of our twelve directors then serving attended our 2025 Annual Meeting of Shareholders.

6 Total Board meetings in 2025	99% 2025 Board meeting attendance by directors
15 Total Committee meetings in 2025	93% 2025 Committee meeting attendance by directors
4 Total executive Board sessions held in 2025	83% 2025 Annual Meeting attendance by directors

24	United Therapeutics, a public benefit corporation
Our Corporate Governance
Risk Oversight
Our Board is responsible for overseeing the risks facing our company and works directly with our executive officers and other members of our senior management team in carrying out its risk oversight function. Our Board implements its risk oversight function both as a whole and through delegation to various committees that meet regularly and report back to the full Board. Our directors take a proactive, interested, and detailed approach to their service on our Board and set expectations to promote our success through the achievement of business objectives while maintaining high standards of responsibility and ethics.

BOARD OF DIRECTORS
•Receives reports on identification and assessment of risks our company currently faces or may face in the future
•Asks questions, discusses, and provides guidance to management on the risks presented, as well as any risks identified by our Board

Receives reports at each quarterly meeting:
•Chairperson and Chief Executive Officer
•President and Chief Operating Officer
•Chief Financial Officer
•General Counsel and Deputy General Counsel
•Committee Chairs
Other periodic reporting: •Chief Compliance Officer •VP, Risk Management •SVP, Global Drug Safety •Other members of senior management •Outside consultants and legal counsel

AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE

•Oversees financial statements,
internal controls, federal securities
laws, financial reporting processes,
information technology, and
cybersecurity-related risks
•Coordinates with our Nominating and
Governance Committee concerning
oversight of risk assessment and
risk management

•Oversees assessment of the
incentives and risks arising from or
related to our compensation policies
and practices to determine whether or
not they are appropriate (see
Compensation Risk
Assessment below)
•Oversees our company’s practices with respect to legal and regulatory compliance risk •Oversees our enterprise risk management and organizational resilience program

Receives Reports from:
•CFO and Treasurer
•Vice Presidents of Finance and Tax
•Deputy General Counsel
•Chief Information Officer and Sr.
Director, IT Security, Risk
& Compliance
•Independent Audit Firm
•Internal Audit Firm
Receives Reports from: •VP, Human Resources •President and COO •CFO and Treasurer •Deputy General Counsel •Independent Compensation Consultant
Receives Reports from:
•Chief Compliance Officer
•VP, Risk Management
•President and COO
•CFO and Treasurer
•General Counsel and Deputy
General Counsel
•Director, Corporate Responsibility
•Independent Sustainability
Consultant

MANAGEMENT •Responsible for assessing risk on a daily basis to continually identify, assess, and manage the short-, medium-, and long-term risks faced by our company

If members of senior management identify material risks, our Board may convene a special meeting to discuss, assess, and address such risks.

2026 Proxy Statement	25
Our Corporate Governance
Enterprise Risk Management Program
We maintain an Enterprise Risk Management program, which is designed to identify, measure, and mitigate enterprise risks faced by our company that could negatively impact our ability to achieve our corporate objectives. The program is overseen by our Vice President, Risk
Management, who reports to our CFO, and who meets semi-annually with our Nominating and Governance Committee to review and discuss these risks and mitigation strategies. The full Board also receives an update at least annually on our Enterprise Risk Management program. The risks and risk mitigating strategies are identified by conducting interviews semi-annually with a broad range of senior managers across our organization, including leaders within research and development, sales and marketing, compliance, strategic operations, legal, manufacturing, human resources, quality, drug safety, regulatory, and other functions.
Executive Officer Succession Planning
Our founder and CEO, Dr. Martine Rothblatt, is a key and unique asset to our company. While there are no current plans for Dr. Rothblatt or our other executive officers to retire, our Board is keenly aware of the need to engage in succession planning for Dr. Rothblatt and our other executive officers. As such, our Nominating and Governance Committee and our full Board of Directors reviews our executive officer succession plan at least annually, in some cases holding executive sessions to discuss this topic without management present, or with only
Dr. Rothblatt present. Dr. Rothblatt also discusses successor candidates with our Compensation Committee in the context of her annual reviews of our executive officers. Through our succession plan, our Board has identified existing members of senior management who could readily serve as succession candidates for each role held by our current executive officers. While this proactive succession planning is a critical Board responsibility, our Board also may, in its discretion, consider and select alternative candidates (including external candidates) at the time an executive officer departs, and will consider any executive officer appointments in the best interest of our company, taking into account the relevant facts and circumstances at the time.
Public Benefit and Sustainability Oversight
Our Board’s Nominating and Governance Committee has formal oversight of our corporate responsibility and public benefit goal setting, performance assessment, and reporting, with management-level committees providing executive direction and stewardship.

NOMINATING AND GOVERNANCE COMMITTEE
Strategic Oversight
•Provides advisory oversight and governance of our public benefit purpose and corporate responsibility program
•Receives updates at least semi-annually on our public benefit and corporate responsibility activities; the entire Board is briefed on these activities at least annually
•Retains external consultants to enhance the Committee’s knowledge of social and environmental sustainability topics, including on climate-related issues

EXECUTIVE LEADERSHIP TEAM
Executive Direction and Support
•Led by our CFO, provides executive sponsorship of our corporate responsibility program and disclosure decisions
•Reviews and advises on the program, strategy, and priorities
•Meets as needed

PBC CABINET
Stewardship and Action
•Chaired by our Director, Corporate Responsibility, establishes and oversees execution of our corporate responsibility program, strategy, tactics, and disclosure, including climate-related ambitions
•Represents key functions across the organization, including Environmental, Health, Safety, and
Sustainability, Corporate Real Estate, Human Resources, Finance, Investor Relations,
Accounting, Manufacturing, Quality, Legal, Innovation, Enterprise Risk Management,
Procurement, and others as needed
•Leads and oversees expert action teams charged with implementing initiatives in specific topic areas
•Updated at least quarterly by email; engaged for in-person meetings as needed

26	United Therapeutics, a public benefit corporation
Our Corporate Governance
Cybersecurity Risk Oversight
Our Board has delegated the primary responsibility to oversee risks related to cybersecurity matters to our Audit Committee. Our Audit
Committee regularly receives reports and presentations on data privacy and security from senior personnel with responsibility for IT security, including our Senior Director, Security, Risk and Compliance and our Chief Information Officer. We have protocols by which the
Incident Management Team (IMT) escalates certain cybersecurity incidents and, where appropriate, the IMT will notify appropriate stakeholders and our Audit Committee and provide updates on the status of the incident. For more information on our cybersecurity risk management, strategy and governance, see the section of our Annual Report on Form 10-K entitled Item 1C. Cybersecurity.
Compensation Risk Assessment
In April 2026, our Compensation Committee reviewed a risk assessment conducted by our Compensation Committee’s independent compensation consultant and management to determine whether the design of our employee compensation programs and the amounts and components of employee compensation might create incentives for excessive risk taking by our employees. Based on this review, our
Compensation Committee concluded that the risks arising from our employee compensation programs are not reasonably likely to have a material adverse effect on our company. Our Compensation Committee believes that our compensation programs encourage employees, including our executives, to remain focused on an appropriate balance of the short-term and long-term operational and financial goals of our company, thereby reducing the potential for actions that involve an excessive level of risk. See the section entitled Compensation
Discussion and Analysis below for information regarding certain risk mitigating features of our compensation programs.
Shareholder Engagement
How We Engage

Investor Relations and Senior Management
We provide investors with many opportunities to provide
feedback to our Board and senior management. We
participate in investor conferences throughout the year
and regularly meet with our shareholders.

Board Involvement
Directors regularly and actively engage with our shareholders.
Our Nominating and Governance and Compensation
Committee Chairs regularly engage with our shareholders on
compensation and governance topics, typically twice per year.

2025 Engagement
We offered to meet with shareholders twice in 2025—before and after our 2025 Annual Meeting, in both cases reaching out to at least
40 of our largest shareholders that collectively held approximately 70% of our outstanding shares. Calls were held with eight shareholders across engagement in the Spring and Fall of 2025 (holding approximately 21% of our outstanding shares as of June
2025). Conversations focused on governance topics, corporate strategy, and environmental and social sustainability topics. Investors were generally pleased with our progress toward goals and level of disclosure. All of these calls included the chairs of our Nominating and Governance and Compensation Committees.

Reached out to shareholders representing ∼ 70% of our outstanding shares	Held discussions with eight shareholders representing ∼ 21% of our outstanding shares	Topics discussed: •Corporate responsibility •Governance •Corporate strategy	Board-level participation: •Mr. Causey •Mr. Patusky

2026 Proxy Statement	27
Our Corporate Governance
History of Shareholder Responsiveness

Engagement Topic	Representative Responses
Corporate Governance Matters
•Removed supermajority voting provisions from bylaws (2026)
•Recent Board and Committee refreshment (2014-2025)
•Board declassification (initiated in 2020)
•Stricter overboarding limits (2020)
•Added restrictions on certain advance notice bylaws without shareholder approval (2023)

Capital Allocation
•Returned $2.0 billion to shareholders through share repurchase programs (2024-2025)
•Authorized additional $2.0 billion share repurchase program, including $1.5 billion accelerated share repurchase program (2026)

Executive Compensation Practices
•Shifted to 100% performance-based equity compensation program for all NEOs (2017)
•Significant changes to CEO compensation levels and structure (2015-2019)
•Enhanced disclosure and improved readability of compensation program (2020-Present)

Sustainability and Public Benefit Program
•First-ever public biopharmaceutical company organized as a public benefit corporation (2021)
•Robust annual disclosure of progress toward achieving our public benefit goals and other aspects of our sustainability program (2020-Present)

Other Corporate Governance Policies and Practices
Board Education
Our Board participates in a number of educational activities. Key members of management regularly provide scientific and business presentations to our Board to increase its understanding of the science behind our pipeline and our business activities. These presentations generally take place in conjunction with each of our regularly-scheduled full Board meetings. Experts regularly provide training sessions on key topics, particularly in complex legal, regulatory, and compliance areas. We provide directors memberships with the
National Association of Corporate Directors, and encourage our Board members to take advantage of its numerous educational resources and programs. We also provide support for directors who wish to attend educational programs they identify that are relevant to their Board service. Upon joining our Board, new directors are provided with a comprehensive orientation covering key topics including our business strategy and governance. New directors typically participate in introductory meetings with our senior business and functional leaders.
Corporate Governance Guidelines
Upon the recommendation of our Nominating and Governance Committee, our Board maintains Corporate Governance Guidelines as a framework for the governance of our company. These guidelines are reviewed annually by our Nominating and Governance Committee, which recommends any changes to be submitted to the full Board for approval. Our Corporate Governance Guidelines are available electronically in the Corporate Governance section of the Investors page of our website, located at ir.unither.com/corporate-governance, or by writing to us at United Therapeutics Corporation, Attention: Corporate Secretary, 1735 Connecticut Avenue N.W., Washington,
D.C. 20009.
Proxy Access
Our proxy access bylaws allow shareholders to nominate and include in our Proxy Statement their own director nominees, provided that the shareholder(s) and the nominee(s) satisfy the requirements in our bylaws. Our Board carefully considered feedback we received from our shareholders in creating a thoughtfully designed and balanced approach to proxy access that mitigates the risk of abuse and protects the interests of all of our shareholders, while affording a meaningful proxy access right. Shareholders who wish to nominate directors for inclusion in our Proxy Statement in accordance with the procedures in our bylaws should follow the instructions under Other Matters—
Shareholder Proposals and Director Nominations in this Proxy Statement.
Shareholder Communication with Directors
Shareholders are encouraged to address any director communications to our Corporate Secretary by overnight or certified mail, signature acceptance or return receipt required, at: United Therapeutics Corporation, Attention: Corporate Secretary, 1735 Connecticut Avenue
N.W., Washington, D.C. 20009. Our Corporate Secretary has the authority to disregard or take other reasonable action with respect to any inappropriate shareholder communications. After confirming the stock ownership of the author of the communication, our Corporate
Secretary will review the appropriateness of a shareholder communication based on the relevance of the communication to Board duties and responsibilities. If deemed an appropriate communication, our Corporate Secretary will submit the shareholder communication to our
Lead Independent Director, who may share it with our Nominating and Governance Committee or our full Board.

28	United Therapeutics, a public benefit corporation
Our Corporate Governance
Non-Employee Director Compensation
Overview
In 2025, our non-employee director compensation program was comprised of three main elements:
•an annual cash retainer (payable quarterly) for service as a member of our Board
•additional annual cash retainers (payable quarterly) for service on Board committees and for service as Lead Independent Director
•stock options or restricted stock units (RSUs) (in either case, granted initially upon joining our Board, and thereafter on an annual basis) for service as a member of our Board
Directors may also be compensated for special assignments from our Board. In 2025, Professor Dwek and Dr. Sullivan received compensation for serving as Board designees to our Scientific Advisory Board, which advises United Therapeutics on scientific matters pertaining to technologies, products, and product candidates. Employee directors do not receive any compensation for service on our
Board in addition to their regular compensation as employees.
Our Compensation Committee generally reviews non-employee director compensation levels approximately once every two years, and final decisions with respect to any changes in non-employee director compensation levels are made by our Board upon the recommendation of our Compensation Committee. For 2025, our Compensation Committee’s independent consultant reviewed the market competitiveness of our non-employee director compensation program relative to our compensation peer group and recommended only one change—a modest increase in the Lead Independent Director cash retainer from $35,000 to $40,000 per year to better align with the market.
The following outlines our non-employee director compensation levels in effect for 2025:
The closing price of our common stock on the date of grant is utilized in determining the number of RSUs granted and as an input in the
Black-Scholes-Merton methodology for determining the number of stock options granted.
(1)Compensation for service as Lead Independent Director is paid in addition to amounts paid for membership on our Board and for any committee chair or membership.
(2)Committee chairs received the compensation indicated for committee chair in lieu of the compensation for committee membership.
Compensation for committee chair and committee membership is paid in addition to amounts paid for Board membership.

2026 Proxy Statement	29
Our Corporate Governance
Director Stock Ownership Guidelines

We have Stock Ownership Guidelines applicable
to our directors in order to further align the
financial interests of our directors with those of
our shareholders, to foster a long-term
management orientation, and to promote sound
corporate governance. The policy includes
procedures for granting exemptions in the case of
hardship. Our Nominating and Governance
Committee oversees this policy and receives an
annual compliance report.
Lesser of	5x Annual Cash Board Retainer OR 5,000 Shares	100% Compliance by all directors as of the most recent review in March 2026(1)

(1) Figure excludes Ms. Malcolm and Dr. Tracey, each of whom is within the five-
year window for attaining compliance after joining our Board.
Equity-Based Awards
In 2025, non-employee directors were eligible to receive equity-based awards under the United Therapeutics Corporation Amended and
Restated 2015 Stock Incentive Plan (the 2015 Plan), as follows:
•Form of Awards: Initial grants and annual grants were paid in the form of stock options, RSUs, or a combination of the two. For each grant, directors could elect to receive awards in any one of the following forms:
•100% stock options
•100% RSUs
•50% stock options / 50% RSUs
•Value of Awards: The aggregate value of each director’s annual equity-based award was $400,000. The aggregate value of an initial equity-based award upon joining our Board was $400,000, plus a pro rata portion of the annual equity-based award value based on the number of months remaining in our Board service year at the date of grant
•Deferral for RSUs: For directors who elected to receive RSUs, our Compensation Committee has implemented a deferral program enabling directors to defer delivery of shares of common stock until a date of their choosing following vesting of the RSUs in accordance with the terms and conditions of the program
•Calculation Methodology: Our Compensation Committee also sets the methodology for determining the precise numbers of stock options and/or RSUs for each grant. For the annual grants, which are generally made in June or July of each year, the following applies (subject to modification by our Compensation Committee in its discretion):
•Stock Options: The number of stock options was calculated by dividing the equity value ($400,000, or $200,000, if the director elected to receive 50% stock options and 50% RSUs) by the fair value of each stock option, calculated in accordance with the
Black-Scholes-Merton methodology utilized in calculating share-based compensation for financial reporting purposes.
Black-Scholes-Merton inputs were the same as those used in our most recent Quarterly Report on Form 10-Q, except that the stock price input was the closing price of our common stock on the date of grant, or on the preceding trading day if the award is granted on a date when the Nasdaq is not open
•RSUs: The number of RSUs was calculated by dividing the equity value ($400,000, or $200,000, if the director elected to receive
50% stock options and 50% RSUs) by the closing price of our common stock on the date of grant, or on the preceding trading day if the award is granted on a date when the Nasdaq is not open
•Rounding: The resulting number of stock options or RSUs, calculated as above, was rounded to the nearest ten shares
•Exercise Price: Stock options granted to non-employee directors have an exercise price equal to the closing price of our common stock as reported on the Nasdaq Global Select Market on the date of grant, or on the preceding trading day if the award is granted on a date when the Nasdaq is not open
•Grant Timing:
•The date of grant for a new director’s initial award, consisting of the initial membership award and a prorated amount of the annual award for the remainder of the board service year, is the date of a director’s appointment or election to our Board
•The date of grant for annual awards is the date of the first Board meeting after our Annual Meeting of Shareholders
•Vesting:
•Initial Grants: Non-employee director awards become fully vested on the one-year anniversary of the grant date
•Annual Grants: Annual non-employee director awards become fully vested on the earlier to occur of (a) the one-year anniversary of the grant date; or (b) the date of the next Annual Meeting of Shareholders following the grant date; provided, however, that the awards shall not vest earlier than 50 weeks following the grant date

30	United Therapeutics, a public benefit corporation
Our Corporate Governance
2025 Non-Employee Director Compensation
The following table lists the compensation earned in 2025 by each non-employee director:

Name	Fees Earned or Paid in Cash(1)	Restricted Stock Units(2)	Stock Options(2)	All Other Compensation(3)	Total
Christopher Causey	$100,000	$—	$408,034	$—	$508,034
Raymond Dwek(4)	$75,000	$—	$408,034	$1,750	$484,784
Richard Giltner	$100,000	$401,397	$—	$—	$501,397
Ray Kurzweil	$60,000	$199,167	$204,576	$—	$463,743
Jan Malcolm	$66,522	$199,167	$204,576	$—	$470,265
Linda Maxwell	$81,522	$—	$408,034	$—	$489,556
Nilda Mesa	$90,000	$199,167	$204,576	$—	$493,743
Judy Olian	$75,000	$401,397	$—	$—	$476,397
Christopher Patusky	$137,569	$199,167	$204,576	$—	$541,312
Louis Sullivan	$83,478	$199,167	$204,576	$11,906	$499,127
Tommy Thompson	$75,000	$—	$408,034	$—	$483,034
(1)Includes (as applicable) annual cash retainer and fees for serving on our Board and any Board committees, as a committee chair, and as Lead
Independent Director.
(2)On July 24, 2025, each of our non-employee directors was granted stock options and/or RSUs. Each stock option had an exercise price of
$306.41 per share and a grant date fair value of $111.79 per share, and each RSU had a grant date fair value of $306.41 per share. Amounts shown in these columns represent the aggregate grant date fair value of the stock options and RSUs granted in 2025, which were the only awards granted to non-employee directors in 2025, computed in accordance with applicable accounting standards. For a discussion of the valuation assumptions for stock options, see Note 8—Share-Based Compensation to the consolidated financial statements included in our
Annual Report on Form 10-K for the year ended December 31, 2025.
(3)Consists of compensation paid to Professor Dwek and Dr. Sullivan in 2025 for their service on the Scientific Advisory Board.
(4)Although Professor Dwek is not standing for re-election at the 2026 Annual Meeting, on April 21, 2026, our Compensation Committee
approved (i) allowing his unvested equity awards to remain outstanding and eligible to vest on the one-year anniversary of the date of grant notwithstanding that he will not be a member of our Board as of such date; and (ii) the extension of the term of his outstanding stock options until three years following the expiration of his term as director on June 26, 2026.
Each non-employee director held the following number of stock options and RSUs as of December 31, 2025:

Name	Stock Options	RSUs
Christopher Causey	17,530	—
Raymond Dwek	11,100	—
Richard Giltner	—	1,310
Ray Kurzweil	36,480	650
Jan Malcolm	4,790	650
Linda Maxwell	41,210	—
Nilda Mesa	29,300	650
Judy Olian	2,320	1,310
Christopher Patusky	42,500	650
Louis Sullivan	7,600	650
Tommy Thompson(1)	42,860	880
(1)Governor Thompson’s 880 RSU awards vested on July 7, 2023; however, receipt of shares was deferred to July 8, 2026.

2026 Proxy Statement	31
EXECUTIVE COMPENSATION

2	Advisory Resolution to Approve Executive Compensation
We are asking our shareholders to vote on an advisory resolution, commonly known as a “Say-on-Pay” proposal, to approve executive compensation as reported in this Proxy Statement. Our Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive and internally equitable compensation and benefits package that reflects company performance, job complexity, and the value provided, while also promoting long term retention, motivation, and alignment with the long-term interests of our shareholders.
As described elsewhere in this Proxy Statement, we have evolved our compensation practices significantly over the years, in large part in response to shareholder feedback. We were therefore very pleased with the overwhelming shareholder support received for our 2025
Say-on-Pay proposal.
In connection with your vote on this proposal, we urge you to read the Compensation Discussion and Analysis section of this Proxy
Statement, the Summary Compensation Table, and other related compensation tables and narratives that follow, which provide detailed information on the compensation of our NEOs. Our Compensation Committee and our Board of Directors believe that the policies and procedures articulated in these sections of this Proxy Statement are effective in achieving our goals, and that the compensation of our
NEOs reported in this Proxy Statement has supported and contributed to both our recent and long-term success.
In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking shareholders to approve the following advisory resolution at the Annual Meeting:
RESOLVED, that the shareholders of United Therapeutics Corporation (our “Company”) approve, on an advisory basis, the compensation of our Company’s Named Executive Officers disclosed in the Compensation
Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for our Company’s 2026 Annual Meeting of Shareholders.
This advisory resolution is not binding on our Board of Directors. Although non-binding, our Board and our Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program. Based on the results of our 2023 shareholder advisory vote on the preferred frequency of holding future advisory votes to approve executive compensation, our
Board of Directors has adopted a policy providing for an annual advisory resolution to approve executive compensation. Unless our Board modifies its policy on the frequency of future “Say-on-Pay” advisory votes, the next “Say-on-Pay” advisory vote will be held at our 2027
Annual Meeting of Shareholders. Approval of this proposal requires the affirmative vote of the holders of a majority of the voting power of all shares of stock entitled to vote thereon, present in person or by proxy, at our Annual Meeting. Abstentions have the same effect as an “against” vote. Broker non-votes, if any, have no impact on the vote.
Our Board of Directors recommends that you vote FOR the advisory resolution to approve executive compensation.

32	United Therapeutics, a public benefit corporation
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the compensation objectives and policies set by our Compensation Committee for our NEOs, including executive pay decisions and processes and all elements of our executive compensation program. In this
Compensation Discussion and Analysis and elsewhere in this Proxy Statement, the term Compensation Committee refers to the
Compensation Committee of our Board of Directors, and the terms we and our refer to United Therapeutics.
Executive Summary
2025 Performance Highlights

INDUSTRY-LEADING PROFITABILITY		INDUSTRY-LEADING TSR
42% Net income margin	56% EBITDASO margin*	38% 2025 total shareholder return (TSR)	Compared to 33% 2025 Nasdaq Biotechnology Total Return Index (XNBI) TSR

INDUSTRY-LEADING PRODUCTIVITY
~$2.3 million Revenue per employee, the third highest in our compensation peer group

CONTINUED REVENUE GROWTH TRAJECTORY
11% Increase in revenue overall in 2025 compared to 2024		16% Growth in total Tyvaso revenues in 2025 compared to 2024

ROBUST SUPPLY CHAIN
•Supplied patients Tyvaso DPI, which has grown to become
our best-selling product
•Made progress on a new mass timber pharmaceutical
manufacturing facility called Warp-10, which we expect will
enhance our capacity to meet our inventory goals
•Maintained two-year inventory of nebulized Tyvaso,
Remodulin, and Orenitram

PIPELINE EXECUTION
•Initiated our EXPAND UKidney clinical trial, the first-ever clinical trial of a xeno-organ
•Successful readout of our TETON-2 clinical study for IPF;
fully enrolled our TETON-1 clinical study for IPF
•Fully enrolled our ADVANCE OUTCOMES and
miroliverELAP clinical trials
•Progressed our TETON-PPF study in PPF

*EBITDASO margin is a non-GAAP measure. A reconciliation of this non-GAAP measure and other information relating to this measure can be found in Annex B to this Proxy Statement.

2026 Proxy Statement	33
Executive Compensation
Our Named Executive Officers
Our 2025 Named Executive Officers (or NEOs) are:

Martine Rothblatt, Ph.D., J.D., M.B.A. 71, Founder, Chairperson, Chief Executive Officer, and Director
Dr. Rothblatt founded United Therapeutics in 1996 and has served as Chairperson and Chief Executive Officer since its inception.
Previously, she created the satellite radio company SiriusXM. She is an inventor or co‑inventor on ten U.S. patents, with additional applications pending. Her pioneering book, Your Life or Mine: How Geoethics Can Resolve the Conflict Between Private and Public
Interests in Xenotransplantation, anticipated the need both for global virus bio-surveillance and a greatly expanded supply of transplantable organs. Dr. Rothblatt has also analyzed the socio-ethical issues of human-like cyber competencies, as are emerging from large language models, in her 2014 book Virtually Human. For additional details, please refer to Dr. Rothblatt’s director biography on page 19.

Michael Benkowitz 54, President and Chief Operating Officer
Mr. Benkowitz joined United Therapeutics in 2011 as our Executive Vice President, Organizational Development, and was promoted to President and Chief Operating Officer in 2016. He is responsible for all of our sales, marketing, market access, patient relations, manufacturing, medical affairs, and corporate compliance activities, most company-wide administrative functions, including human resources and information technology, many of our business development efforts, and several of our key business alliances and partnerships.

James C. Edgemond 59, Chief Financial Officer and Treasurer
Mr. Edgemond joined United Therapeutics in January 2013 as Treasurer and Vice President, Strategic Financial Planning. Mr. Edgemond
was promoted to Chief Financial Officer and Treasurer in March 2015. Prior to joining United Therapeutics, he was Vice President,
Corporate Controller, and Treasurer of Clark Construction Group from 2008 through January 2013. He also served in a variety of roles at
The Corporate Executive Board Company from 1998 to 2008, including as Executive Director, Finance from 2005 to 2008. He began his career as a public accountant at KPMG Peat Marwick LLP, from 1990 through 1998, where he served in a variety of roles, including as a
Senior Manager prior to his departure.

Paul A. Mahon, J.D. 62, Executive Vice President, General Counsel, and Corporate Secretary
Mr. Mahon has served as General Counsel and Corporate Secretary of United Therapeutics since its inception in 1996. In 2001,
Mr. Mahon joined United Therapeutics full-time as Senior Vice President, General Counsel and Corporate Secretary. In 2003, Mr. Mahon
was promoted to Executive Vice President, General Counsel, and Corporate Secretary. Prior to 2001, he served United Therapeutics, beginning with its formation in 1996, in his capacity as principal and managing partner of a law firm specializing in technology and media law.

34	United Therapeutics, a public benefit corporation
Executive Compensation
Compensation Program Objectives
Our executive compensation program is designed to retain and motivate our executive team, while achieving four critical objectives:
pay-for-performance (with at-risk pay representing approximately 91.1% of overall Chief Executive Officer pay and approximately 83.6% of our other NEOs’ pay); incentivize alignment with shareholder interests based on delivering operating performance and stock appreciation;
balancing incentives over the short-term and long-term; and market competitiveness.

Sustainable, Long-Term Shareholder Value Creation

Pay-for-Performance	Shareholder Alignment	Balance Short- and Long-Term Perspectives	Market Competitiveness
Pay Program Elements
We accomplish these objectives through the following compensation elements, as summarized below:

Objective
Compensation Element	Pay-for- Performance	Shareholder Alignment	Balance Short- and Long-Term Perspectives	Market Competitiveness
Base Salary				✓
Cash Incentive Awards	✓	✓	✓	✓
Long-Term Incentives (Stock Options and Stock Units)	✓	✓	✓	✓
Benefits / Perquisites				✓
Supplemental Executive Retirement Plan			✓
Severance / Change-of-Control Benefits			✓	✓
Stock Ownership Guidelines		✓	✓	✓
Target Compensation Mix
Our compensation program is comprised of three elements: base salary, annual short-term incentive (cash bonus), and a long-term incentive program. A significant portion of target total direct compensation (TDC) for our CEO and other NEOs is structured as “at risk”
compensation, comprised of the annual short-term incentive cash bonus and long-term incentives. Our long-term incentive program is
100% performance based, and is delivered as a mix of performance stock options and performance stock units.
The following charts illustrate the extent to which pay for our Chief Executive Officer and our other NEOs is at risk, as payout levels are based entirely on performance. For each chart, the amounts shown represent 2025 base salary (on an annualized basis, following the
March 2025 salary increases), 2025 target cash bonus, and the target equity value of the long-term incentive awards granted in
March 2025, which were granted 50% in the form of performance stock options and 50% in the form of performance stock units.

CEO Target Pay Mix	Other NEO Target Pay Mix

20.0%
Short-term
40.0%
Performance
Stock
Units
8.9%
Base Salary
11.1%
Annual Cash
Incentive
Bonus at Target
8.9% Fixed
91.1% Variable/At-Risk
40.0%
Performance
Stock
Options
80.0%
Long-term

29.6%
Short-term
35.2%
Performance Stock Units
16.4%
Base Salary
16.4% Fixed
13.2%
Annual Cash Incentive Bonus at Target
83.6% Variable/At-Risk
70.4%
Long-term
35.2%
Performance Stock Options

2026 Proxy Statement	35
Executive Compensation
2025 Shareholder Outreach and History of Responsiveness

At our 2025 Annual Meeting, our shareholders overwhelmingly approved our Say-on-Pay proposal, with over 95% of the votes cast in favor of the proposal. We therefore did not make any changes to our compensation programs directly as a result of our 2025 Say-on-Pay vote.

We have a long history of engaging with our shareholders and making changes to our executive compensation program in response to shareholder feedback.

2015	2017	2019	2020	2021	2023-2025
Renegotiated CEO’s employment agreement to eliminate contractual rights to annual stock option grant and excise tax gross-up	Shifted to 100% performance- based equity program for all NEOs	Reduced CEO’s annualized total direct compensation to ∼50th percentile of our peer group	Committed not to make any additional NEO equity awards until 2023	Agreed that future NEO equity awards will be at least 50% performance- based Addressed shareholder feedback through responsive changes and disclosures	Awarded 100% performance- based equity awards Honored all shareholder commitments made in 2020-21 regarding design of executive compensation program

36	United Therapeutics, a public benefit corporation
Executive Compensation
2025 Compensation Decisions
Summary of 2025 Compensation
The components of our NEOs’ target total direct compensation are base salary and variable compensation, including cash incentives and long-term incentive compensation in the form of performance stock options and performance stock units. In late 2024, Mr. Benkowitz took on the added responsibility for our commercial manufacturing operations and our ex vivo lung perfusion program, substantially expanding the scope of his responsibilities. In 2025, our Compensation Committee increased his base pay and bonus target to reflect this significant increase in responsibility. Mr. Edgemond’s 2025 pay increase reflected the increased scope, scale, and complexity of his responsibilities across our global real estate portfolio, including several major construction projects.
Summary of 2025 Target Total Direct Compensation

NEO	2025 Base Salary(1)	% Increase Over 2024 Base Salary	2025 Cash Incentive Bonus Target as % of Base Salary	Change in Cash Incentive Bonus Target %(2)	2025 Long-Term Incentive Award Target(3)	2025 Total Target Direct Compensation
Martine Rothblatt	$1,550,000	3.3%	125%	—%	$14,000,000	$17,487,500
James Edgemond	$975,000	11.4%	75%	—%	$4,500,000	$6,206,250
Michael Benkowitz	$1,500,000	25.0%	100%	15.0%	$7,200,000	$10,200,000
Paul Mahon	$970,000	3.2%	70%	—%	$3,500,000	$5,149,000
(1)Reflects increases in annual base salaries effective March 2, 2025 and first reflected in pay on March 21, 2025.
(2)Represents the difference in cash incentive award target as a percentage of salary between 2024 and 2025.
(3)Reflects the target equity value awarded to NEOs in March 2025.
Base Salary
Base salary is the only fixed element of the compensation packages for our NEOs. Our Compensation Committee reviews and establishes base salary levels for our NEOs each year taking into consideration one or more of the following factors, depending on the circumstances:
(1) a qualitative evaluation of individual performance, responsibility, and experience, including contribution to the advancement of our corporate objectives, impact on financial results, and strategic accomplishments; (2) our overall performance, financial condition, and prospects; (3) the annual compensation received by executives holding comparable positions at our peers; and (4) the input of our Chief
Executive Officer (in the case of the other NEOs). Base salaries are also typically reviewed when there is a material change in the executive’s responsibilities during the year.
In early 2025, our Compensation Committee approved salary increases for each of our NEOs, as shown in the table above, effective
March 2, 2025. Salary increases were determined based on a review of competitive pay positioning, taking into consideration a number of factors, including internal pay equity among NEOs, and in the case of Messrs. Benkowitz and Edgemond, the above-mentioned expansion in responsibilities.
Cash Incentive Award Program
Our cash incentive award program is designed to provide our NEOs with competitive incentives to achieve difficult, annual performance goals that are pre-established by our Compensation Committee and reflect priorities for the business for the fiscal year.

Base Salary	x	Target Incentive Level (% of Base Salary)	x	Company-Wide Milestone Attainment		x	Financial Multiplier (up to 300%)	=	NEO Bonus Payout
				50%	50%
				Financial Performance	Operational Performance
				Cash Profits Revenue	Manufacturing R&D

Target Incentive Levels
Each year, our Compensation Committee establishes cash incentive award targets for each of our NEOs, taking into consideration the same factors it uses to determine base salaries. For 2025, our Compensation Committee established cash incentive award targets for our
NEOs as a percentage of base salary, at the levels shown in the Summary of 2025 Target Total Direct Compensation table above.
Mr. Benkowitz’s bonus target increased from 85% to 100% for 2025, reflecting his expanded responsibilities. There were no changes to cash incentive targets for our other three NEOs from 2024 to 2025, as a percentage of base salary.

2026 Proxy Statement	37
Executive Compensation
These stated incentive targets are comparable to those of executives holding similar roles and levels of responsibility at our peer group companies, taking into consideration functional accountabilities and span of control. Cash incentives are earned for achieving our
Company-Wide Milestones (described below) and three of our four Milestones are subject to a threshold, or minimum, level of performance before earning credit for those Milestones. We believe that by setting a threshold level of performance as well as a maximum under the plan we have aligned these policies with market norms and have also responded to feedback from our shareholders.
2025 Company-Wide Milestone Program
The Milestones (or performance goals) under our 2025 Company-Wide Milestone Program are intended to create company-wide incentives relating to significant corporate objectives, falling into two categories: (1) financial metrics, consisting of revenue and profitability targets; and (2) operational metrics, tied to manufacturing and research and development (R&D) objectives. Our Compensation Committee approved the specific goals and weightings based on management input at the beginning of the year and a desire to reflect core performance measures and priorities for the business for the fiscal year, including our commitment to compliance, and to set goals that translate most directly into short-, medium- and long-term value growth.
Our Compensation Committee carefully crafted these Milestones, which represent rigorous, objective standards by which to measure company and executive officer performance. Our Compensation Committee believes that all four Milestones are strategically important to our continued success and therefore should be weighted equally in determining incentive awards, before application of the Financial
Multiplier. This reinforces a balanced approach to how we manage our business and reinforces the importance of our near-term and longer-term investment decisions. Our Compensation Committee reviews the weighting annually to ensure alignment with our business priorities and strategy. Based on these factors, our Compensation Committee established the following Company-Wide Milestones and weightings for 2025:

2025 Company-Wide Milestones	Weighting	Considerations in Setting Targets
Milestone 1—Financial Performance/Cash Profits: Achieve cash profits in the top quintile of our peer group as measured by a 50% cash profit margin*	25%	Set at a very high bar, incentivizing top-quintile performance relative to our peers and thoughtful and disciplined budget and spend management
Milestone 2—Financial Performance/Revenue: Superior financial performance as evidenced by achieving the net revenues for 2025 included in our long-range business plan (a target of $3.1 billion)	25%	Established based on many factors, including market opportunity for each product, analyst expectations, and historical individual product performance.
Milestone 3—Manufacturing: Adequate manufacturing capabilities, evidenced by a two-year inventory of Remodulin, Tyvaso (nebulized), and Orenitram finished drug product, meeting patient demand for Tyvaso DPI, and passing all GMP-related FDA inspections at our facilities without any issues that prevent the use or approval of any of our drug products	25%
Intended to incentivize maintaining a continuous supply of our treprostinil-based therapies, which generate the vast majority of our revenues, so that the patients we serve do not experience a supply disruption

Milestone 4—Research and Development: Conduct insightful research and development programs, taking into account regulatory approvals, label extensions, and the quantity and quality of trials that support our business goals	25%	Intended to drive a robust pipeline of new products and new indications that are capable of delivering future revenues sufficient to drive industry-leading growth
*Cash profit margin is defined as cash profit divided by net revenues. Cash profit is defined as net income for 2025 as reported in our Annual
Report on Form 10-K for the year ended December 31, 2025, adjusted to add the following expenses, net of relevant benefits (or subtracted, to the extent the expense item is a net benefit):
•Interest expense
•Non-cash charges (including, without limitation, amortization, and depreciation)
•Tax expense (including penalties and interest) and expenses associated with the branded prescription drug fee
•Extraordinary, non-recurring and unusual items (including without limitation, license fees, milestone payments, gains/losses on acquisition/disposal of assets, asset impairments, restructuring costs, foreign currency adjustments, and discontinued operations)
•Legal expenses related to (1) intellectual property prosecution and defense; (2) litigation and government investigation and enforcement proceedings; and (3) amounts paid to settle/resolve legal disputes, litigation and government investigations and enforcement proceedings
•Share-based compensation expense
The details of our framework for determining 2025 Milestone performance are provided below. As a general matter, under the terms of our
Company-Wide Milestone Program, our Compensation Committee has the authority to provide pro rata credit in the event of partial attainment under any of the Milestones, assuming threshold performance is attained (as described below).

38	United Therapeutics, a public benefit corporation
Executive Compensation
Financial Performance—Cash Profit Margin

Below Threshold 0% credit	At Threshold 50% credit	Target 100% credit	Stretch 125% credit*	Maximum 200% credit*

Financial Performance—Revenues

Below Threshold 0% credit	At Threshold 50% credit	Target 100% credit	Stretch 125% credit*	Maximum 200% credit*

*Stretch and Maximum goals provide additional credit for above target performance and are applied as discussed under Financial
Multiplier below.
These financial targets (cash profits and revenues) are set considering the market opportunity for our existing products, potential entrance of competitors into the market during the performance period, analyst expectations, and our broader business plans.
•Cash Profit. We have always focused on market- and peer-leading profitability, which enables us to maintain a healthy balance sheet to support long-term business continuity to endure disruptions created by pandemics and other events outside our control. Our cash profit margin is a somewhat unique metric, in that it is designed to ensure we adhere to a carefully-crafted budgeting algorithm whereby our cash budget each year is set at no more than 50 percent of the prior year’s net revenue. This algorithm helps ensure a disciplined approach to setting R&D and other priorities at our company. This correlates to our 50 percent cash profit margin goal set for 2025. For comparative purposes, we have included the chart below to show how our budget discipline translated into top-quintile profitability in
2025. Because not all companies report the same non-GAAP financial measures, the chart below shows how our cash profit performance led to top-quintile performance in 2025 based on a uniform profitability metric: EBITDASO margin, or earnings before interest, taxes, depreciation, amortization, and share-based compensation expense, divided by revenues. In 2025, we had the highest
EBITDASO margin in our peer group. The chart below shows EBITDASO margin for all companies within our compensation peer group, noting that five companies whose EBITDASO margin was a negative number are displayed below as 0%.

60%
50%
40%
30%
20%
10%
0%
56%
2025 EBITDASO Margin
UTHR
PTCT
GILD
AMGN
NVAX
EXEL
HALO
REGN
VRTX
ILMN
INCY
AMPH
NBIX
BIIB
ALKS
ALNY
PCRX
BMRN
ONC
ACAD
JAZZ
VTRS
SRPT
IONS
MYGN
MRNA

2026 Proxy Statement	39
Executive Compensation
•Revenue. Our revenue goal for 2025 was set well above actual 2024 revenue performance. In fact, our 2025 revenue goal threshold, set at $3.0 billion, was above our 2024 revenue performance. As a result, our NEOs would not receive any bonus for 2025 revenue performance unless our revenues were higher in 2025 than in 2024.
Manufacturing
We award pro rata credit based on the number of quarters for which: (1) pre-specified inventory levels are achieved (two-year supply of
Orenitram, Remodulin, and nebulized Tyvaso, and meeting patient demand for Tyvaso DPI); and (2) we pass any GMP-related FDA inspections at our facilities without any issues that prevent the use or approval of any of our drug products. Meeting the goals for a minimum of two quarters is a threshold condition for any credit under this Milestone. Achievement of this Milestone requires operational and manufacturing excellence across multiple interrelated functions, and supports our mission of providing a stable supply of our therapies to our patients that can withstand supply chain disruptions, pandemics, and other challenges.
Research and Development
Performance under the R&D Milestone is based on a system of R&D points, where a target number of points is determined at the beginning of the year based on our pipeline, and progress is measured at the end of the year.

Award pro rata credit	100% credit (at target)
< 100% of Goal	100%+ of Goal
Financial Multiplier
For 2025, above-target cash incentive awards were possible (up to 300% of target) through the application of a Financial Multiplier, based solely on the achievement of financial performance measured against the pre-established revenue and cash profit margin target and stretch/maximum goals, as follows:

	Range (Target to Stretch to Maximum)
Cash Profit Margin Performance	50%	55%	60%
Revenue Performance	$3.1 billion	$3.2 billion	$3.3 billion
Multiplier for each Metric*	0%	25%	100%
*The Financial Multiplier applies when our financial performance is above target, and is calculated independently for each metric using linear interpolation between performance levels. Aggregate multiplier of up to 300% (1+ the sum of the Financial Multiplier percentages) is applied to the entirety of the Milestone program attainment after determining individual performance for each individual Milestone for a total maximum potential payout of 300% of target (assuming 100% Milestone Performance and two 100% Financial Multipliers for both cash profit and revenue performance, reflecting maximum performance of each goal).

40	United Therapeutics, a public benefit corporation
Executive Compensation
2025 Milestone and Financial Multiplier Performance
For 2025, our Compensation Committee determined that 100% of the Milestones was achieved. Our Compensation Committee also determined that the Financial Multiplier (which is triggered when Cash Profit Margin and Revenue performance exceed targets) was achieved at 221% as a result of above-maximum performance for Cash Profit Margin, and exceeding target performance for Revenue for
2025. The Financial Multiplier applies to the determination of the final bonus award for our NEOs. Performance attainment is shown below:

Milestone	Performance	Attainment Level (Capped at 100)% (A)	Weighting (B)	% of Award Earned (A × B)
1 (Cash Profit Margin)		100%	25%	25%*
	* 100% Financial Multiplier Applied

2 (Revenue)		100%	25%	25%*
	* 21% Financial Multiplier Applied

3 (Mfg)	Maintained greater than two-year inventory of all strengths of Remodulin, nebulized Tyvaso, and Orenitram, met patient demand for Tyvaso DPI, and passed all FDA inspections at our facilities without any issues that prevent the use or approval of any of our drug products. Full Milestone achievement was awarded.	100%	25%	25%

4 (R&D)	Achieved 33 R&D points against a goal of 25 (details provided below).	100%	25%	25%

	Total Milestone Attainment			100%

Financial Multiplier	Cash profit performance exceeded maximum at 62% (100% financial multiplier) and revenue performance exceeded target, nearing the stretch goal at $3.183 billion (21% financial multiplier) resulting in a total Financial Multiplier of 221% (1 + 100% + 21%).			221%

Milestone Attainment x Financial Multiplier				221%

Additional detail regarding our R&D performance
In evaluating performance under Milestone 4 (Research and Development), our Compensation Committee reviewed the clinical and registration-stage products being developed within our pipeline, the unmet medical needs they are intended to address, and the significance of potential revenues if approved. For 2025, we measured performance against our R&D milestone by awarding a set number of points for each accomplishment (eight points for each approval or label expansion, four points for each phase 3 or phase 4 study commenced or progressed, two points for each phase 1 or phase 2 study commenced or progressed, and one point for each IND filed on a new product candidate or indication). The following is a list of these programs, several of which represent multi-billion-dollar revenue opportunities:
•FDA Approvals: N/A
•Late-Stage Clinical Programs: 28 points awarded for progressing seven registration-stage clinical trials, listed below:
•TETON-1, a phase 3 study of nebulized Tyvaso for IPF (U.S. and Canada)
•TETON-2, a phase 3 study of nebulized Tyvaso for IPF (outside U.S. and Canada)
•TETON-PPF, a phase 3 study of nebulized Tyvaso for PPF
•ADVANCE OUTCOMES, a phase 3 event-based study of ralinepag in PAH patients
•ARTISAN, a phase 4 study to evaluate early and rapid treprostinil therapy in PAH patients

2026 Proxy Statement	41
Executive Compensation
•EXPAND UKidney, a “phaseless” study evaluating the safety and efficacy of our xenokidney which is intended to be registration-enabling (subject to FDA confirmation following review of data from the first six patients)
•A registration study of a new delivery technology for Tyvaso
•Earlier-Stage Clinical Program: Four points awarded for progressing two early-stage development programs:
•miroliverELAP™: The FDA cleared our IND and enrollment was completed for a phase 1 study evaluating the safety of
miroliverELAP system for the treatment of acute liver failure
•EXTEND UThymoKidney™: The FDA cleared our IND to commence a phaseless study of this xenokidney with a single gene edit, together with tissue from the pig’s thymus
•New Product Candidates: One point for a new product candidate
•The FDA cleared our IND for a phase 1 study evaluating the safety of a new delivery technology for Tyvaso
2025 Cash Incentive Awards
The cash incentive awards earned by our NEOs and approved by our Compensation Committee for the 2025 performance year were as follows:

NEO	2025 Base Salary (A)	2025 Cash Incentive Award Target as % of Base Salary (B)	2025 Milestone Attainment (C)	2025 Financial Multiplier (D)	Total Cash Incentive Bonus Earned (A × B x C x D)
Martine Rothblatt	$1,550,000	125%	100%	221%	$4,281,875
James Edgemond	$975,000	75%	100%	221%	$1,616,063
Michael Benkowitz	$1,500,000	100%	100%	221%	$3,315,000
Paul Mahon	$970,000	70%	100%	221%	$1,500,590
Long-Term Incentive Compensation
Long-term incentive compensation, or equity awards, are a critical component of our NEOs’ total compensation. They serve to align executive and shareholder interests, foster an ownership culture which is reinforced by our stock ownership guidelines, and provide a powerful tool in attracting and retaining our critical executive talent.
Key Features of 2025 Equity Awards (2025-2027 Performance Period)

100% Performance-Based •Performance Stock Options (“PSOs”) •Performance Stock Units (“PSUs”)	Largest Compensation Element for our NEOs (80% of our CEO’s total target compensation, and 70.4% of average total target compensation for our other NEOs)

Mix, Metrics & Purpose

PSOs – Profitability Performance
Incentivize top quintile profitability, measured by the average of our cash profit margin
(cash profit for that year, divided by net revenue for that year), and reward NEOs for achieving the performance goals that yield stock price appreciation

PSUs – Revenue Growth	Incentivize sustained, robust revenue growth, measured by the average year-over- year revenue growth

PSUs – R&D Performance	Incentivize R&D progress, measured by specific, objective clinical development achievements that are designed to lead to additional long-term revenue growth and revenue diversification

Measurement Period
Vesting

42	United Therapeutics, a public benefit corporation
Executive Compensation
2025 Equity Awards (2025–2027 Performance Period)

		Target Value and Target # of PSOs and PSUs Granted
		PSOs		PSUs
Named Executive Officer	Total Target Equity Value Awarded	PSOs Target Value ($)	# of PSOs granted at target	PSUs Target Value ($)	# of PSUs (Revenue Growth) granted at target	# of PSUs (R&D) granted at target
Martine Rothblatt	$14,000,000	$7,000,000	55,310	$7,000,000	9,875	9,875
James Edgemond	$4,500,000	$2,250,000	17,780	$2,250,000	3,175	3,175
Michael Benkowitz	$7,200,000	$3,600,000	28,440	$3,600,000	5,080	5,080
Paul Mahon	$3,500,000	$1,750,000	13,830	$1,750,000	2,470	2,470
The above represents the target equity value awarded, and the number of PSOs and PSUs granted at target performance. The actual number of PSOs and PSUs granted on March 14, 2025 were 300% of target, representing the maximum performance vesting possible based on achievement of the performance conditions set over the three-year performance period, though, depending on the achievement of the performance goals, between 0% and 300% of the target award will vest. Details can be found below under Grants of Plan-Based
Awards in 2025. The value displayed in this chart is the target value of the award at the time of approval; the actual grant date fair value will differ and is detailed in the Summary Compensation Table.
As noted above, the 2025 performance-based equity awards will vest following the end of the three-year performance period (January 1,
2025-December 31, 2027), i.e., “cliff-vest”, subject to satisfaction of the pre-established performance conditions. For each performance condition, threshold, target, stretch, and maximum levels of performance were set, with performance vesting ranging from 0-300% of target to be determined at the end of the performance period.
Due to competitive concerns, we have not disclosed the specific target goals for the 2025-2027 performance period, but when setting the target goals our Compensation Committee believed they were challenging and will require substantial performance to achieve. The goals will be disclosed with actual performance following the end of the respective performance period.
2023 Equity Award Performance Results (2023–2025 Performance Period)
In 2023, our Compensation Committee awarded three-year performance-based equity awards to our NEOs, each with a performance period ending on December 31, 2025. The three-year performance goals for the award were established to incentivize critical advancements in our research and development programs, compounding year-over-year revenue growth, and sustained top-quintile profitability, all of which are key drivers of shareholder return. These metrics reflect our long-term goals where achieving “stretch” or “max”
performance would be challenging and require significant performance. Threshold performance levels were set for each metric, where no payout would be earned if performance fell below threshold, and the payouts were capped at 300% of target.
The following summarizes the achievement levels under each performance condition and the resulting payout levels. The actual number of
PSOs and PSUs that vested with respect to each NEO based on 2023-2025 performance results is provided in the subsequent table.

Weighting (%)	Performance Condition	Threshold (50%)(1)	Target (100%)	Stretch (200%)	Maximum (300%)	Payout (%)

50%	3-Year Average Cash Profit Margin (PSOs)					300%
		45%	50%	55%	60%

25%	3-Year Average Revenue Growth (PSUs)					263%
		5%	10%	15%	20%

25%	3-Year R&D Achievements (PSUs)	Initiated UKidney™ clinical trial

		Either (i) two fully enrolled Material Registration Studies, or (ii) initiation of one new Material Registration Study(2)	Positive readout (primary endpoint met) of one Material Registration Study	Positive readout (primary endpoint met) of two Material Registration Studies	Either (i) positive readout (primary endpoint met) of three Material Registration Studies, or (ii) XenoHeart/ XenoKidney in clinic	300%

2026 Proxy Statement	43
Executive Compensation
(1)Below threshold performance results in 0% payout. Except in the case of the R&D performance condition, linear interpolation will be applied for performance levels between threshold, target, stretch, and maximum.
(2)A Material Registration Study is a clinical study of one of our products designed to support FDA approval of the product, or FDA approval of a material new indication for the product, without the need for additional studies (except pursuant to post-marketing requirements or post-
marketing commitments), and where approval of such new product or new indication is expected to yield at least $500 million in additional net revenues.

Named Executive Officer	2023 Performance Stock Options Vested	2023 Performance Stock Units Vested
Martine Rothblatt	207,720	69,579
James Edgemond	58,170	19,478
Michael Benkowitz	99,720	33,382
Paul Mahon	49,860	16,691

44	United Therapeutics, a public benefit corporation
Executive Compensation
2025 Compensation Program Design
Roles of Management, Compensation Committee, and Compensation Consultant

Compensation Committee Composed entirely of independent directors, as defined by Rule 5605(a)(2) of the Nasdaq listing standards
•Reviews and oversees our compensation policies, plans, and programs and reviews and determines the compensation to be paid to our NEOs, with input and advice from its independent compensation consultant
•Considers the input of our Chief Executive Officer in making compensation decisions related to our other NEOs
•Meets as often as it determines necessary to carry out its duties and responsibilities through regularly scheduled meetings and, if necessary, special meetings
•May also take certain actions by unanimous written consent

Met five times in 2025

Management
Our CEO presents our Compensation Committee with performance assessments and compensation recommendations for each NEO, other than herself. Our Compensation Committee reviews these recommendations with its independent compensation consultant to assess whether they are reasonable compared with the market for executive talent and meets in executive session to discuss the performance of our CEO and our other NEOs and to determine their compensation. In addition, our
Compensation Committee reviews proposed NEO incentive compensation with our CEO, and our
Compensation Committee reviews CEO compensation with our Board (other than our CEO).

Independent Compensation Consultant
Our Compensation Committee has the authority to engage advisors to assist it in carrying out its responsibilities. In accordance with this authority, our Compensation Committee directly engaged Aon’s
Human Capital Solutions practice, a division of Aon plc (Aon) as its compensation consultant during
2025 to provide advice to our Compensation Committee on all principal aspects of our executive and non-employee director compensation. This included base salaries, cash incentive awards, and long-term incentive awards for our executive officers.
Aon performed the following tasks for our Compensation Committee in 2025, among others:
•Reviewing and advising on the structure of our compensation arrangements for our Chief Executive
Officer and our other NEOs
•Reviewing and advising on the structure of our compensation arrangements for our non-employee directors
•Providing recommendations regarding the composition of our peer group
•Analyzing publicly available proxy data for companies within our peer group and survey data relating to executive compensation
•Conducting pay and performance analyses relative to our peer group
•Updating our Compensation Committee on industry trends and best practices with respect to executive long-term incentive compensation program design, including types of long-term incentive compensation awards, size of long-term incentive compensation grants, and aggregate long-term incentive compensation grant usage
•Reviewing our equity incentive awards against our design/cost targets and against industry norms
•Reviewing the Compensation Discussion and Analysis and other compensation-related disclosures in this Proxy Statement
•Advising our Compensation Committee in connection with its risk assessment relating to our compensation programs

2026 Proxy Statement	45
Executive Compensation

•Preparing for shareholder engagement sessions
•Working on special or ad hoc projects for, or at the request of, our Compensation Committee as they arose
In the course of fulfilling these responsibilities, Aon regularly communicated with our Compensation
Committee Chair outside of and prior to most Compensation Committee meetings. Our Compensation
Committee regularly invites its independent compensation consultant to attend its meetings. In 2025, Aon representatives attended each of our Compensation Committee’s meetings.

Our Compensation Committee, in its discretion, may replace its independent compensation consultant or hire additional consultants at any time.

Assessment of Compensation Consultant Independence
Aon performed additional services during 2025, namely consulting services for non-executive employee compensation matters and broad-
based compensation survey data, and invoiced fees for these services totaling approximately $172,553. In addition, Aon affiliates (Aon plc and its related entities) performed actuarial services relating to our SERP, insurance advisory services, and retirement plan advisory services, along with risk management consulting and insurance brokerage services for United Therapeutics, for which we were invoiced approximately $818,038 in 2025. Additional insurance premiums and related fees were paid to Aon plc and passed through to insurance companies not affiliated with Aon plc. Our Compensation Committee approved these services and determined that they did not impair
Aon’s independence. The decision to engage Aon for these additional services was recommended by management, and our
Compensation Committee considered the independence of Aon in light of SEC rules regarding conflicts of interest involving compensation consultants and Nasdaq listing standards regarding compensation consultant independence. Based on its review, our Compensation
Committee determined that Aon was independent, and that Aon’s work did not raise any conflicts of interest. In making the foregoing determination, our Compensation Committee considered materials presented by management and Aon and the factors set forth in
Exchange Act Rule 10C-1. During 2025, Aon invoiced us $474,329 in fees for determining or recommending the amount and form of compensation to our directors and executive officers. Additionally, Aon was engaged separately by our Nominating and Governance
Committee for consulting services, for which Aon invoiced us $78,761.
While our Compensation Committee considered its independent consultant’s recommendations in 2025, our Compensation Committee’s decisions, including the specific amounts paid to our executive officers and directors, were its own and may reflect factors and considerations in addition to the information and recommendations provided by its independent consultant.
Compensation Peer Group
On an annual basis, our Compensation Committee reviews NEO compensation levels relative to a peer group of industry and labor market competitors. Our 2025 peer group was selected in July 2024, and was used to develop market data as an input into our compensation program for 2025.

2025 Peer Group Selection: Objective Criteria
•Top 25 companies other than United Therapeutics, ranked by revenue, in the Nasdaq Biotechnology Index
•Consistent with the peer group selection methodology used for 2024
•Includes only companies that are U.S.-based or based in jurisdictions with similar compensation disclosure requirements as
U.S. companies
•Excludes companies with no product revenues (e.g., companies whose revenues consist of royalties) and companies with a business focus dissimilar from ours (e.g., companies focused on animal health products)
•Our methodology results in a list of biopharmaceutical and biotechnology peers that are similar to us in terms of financial performance, shareholder value creation, and drug development and commercialization, and which generally reflects the universe of companies from which we recruit, and against which we retain, executive talent
•Includes industry-leading peers that are both larger and smaller than we are because, in addition to being companies with which we compete for talent, many of these larger and smaller companies are also our business competitors
We believe this approach results in a peer group that reflects companies of similar scope and complexity to ours.

Each year, a number of peers are added or removed from the list and replaced with other companies for various reasons, including merger and acquisition activities. For our 2025 peer group, we removed Maravai LifeSciences, Syneos Health, Seattle Genetics, and Horizon
Therapeutics, and added ACADIA Pharmaceuticals, Ionis Pharmaceuticals, Pacira BioSciences, and Amphastar Pharmaceuticals. The
2025 peer group was selected in 2024 and used for setting 2025 compensation policies.

46	United Therapeutics, a public benefit corporation
Executive Compensation

2025 PEER GROUP

ACADIA Pharmaceuticals	BioMarin Pharmaceuticals	Jazz Pharmaceuticals	Regeneron Pharmaceuticals

Alkermes	Exelixis	Moderna	Sarepta Therapeutics

Alnylam Pharmaceuticals	Gilead Sciences	Myriad Genetics	Vertex Pharmaceuticals

Amgen	Halozyme Therapeutics	Neurocrine Biosciences	Viatris

Amphastar Pharmaceuticals	Illumina	Novavax

Beigene	Incyte	Pacira BioSciences

Biogen	Ionis Pharmaceuticals	PTC Therapeutics

The following chart shows how United Therapeutics ranks within its 2025 peer group on a variety of metrics. These metrics were based on available data at the time the peer group was approved, generally reflecting the trailing twelve-month period ending March 31, 2024.

	United Therapeutics ($ in millions)	Percentile	Rank
Revenue	$2,498.3		12th of 26
Operating Income	$1,256.8		6th of 26
Adjusted Operating Income(1)	$1,257.9		7th of 26
Net Income	$1,050.5		5th of 26
Return on Invested Capital	17.7%		4th of 26
Return on Equity	20.1%		6th of 26
Return on Assets(1)	12.2%		4th of 26
Market Cap(2)	$11,942.7		15th of 26
Market Cap Per Employee(2)	$10.2		3rd of 26
Revenue Per Employee	$2.1		2nd of 26

(1)Adjusted Operating Income is a non-GAAP figure, which in the case of United Therapeutics was calculated by adjusting operating income (the most closely comparable GAAP figure) to (i) add back $3.6 million of property, plant, and equipment (PP&E) impairments and (ii) deduct
$2.5 million of SERP-related expenses. We do not use Adjusted Operating Income for operational purposes, but we do think it provides our
Compensation Committee and our shareholders useful information in evaluating the reasonableness of our peer group selection criteria.
Return on Assets has been calculated using Adjusted Operating Income.
(2)Market capitalization (90-day average) and market capitalization per employee as of June 28, 2024.
Our Compensation Committee’s use of objective criteria results in a number of peers that are larger than United Therapeutics based on revenue as well as a number of peers that are smaller. Our goal each year is to place our company within the peer group statistics of the
25th to 75th percentile for revenue as close to the median as possible while managing changes each year due to sector volatility, industry consolidation, and differences in business and organization models.

2026 Proxy Statement	47
Executive Compensation
Key Governance Features of our Executive Compensation Program
Our Compensation Committee periodically assesses the effectiveness of our compensation policies and practices in achieving its pay-for-performance objective while aligning the interests of executive officers with those of shareholders, balancing short-term and long-term elements, and maintaining market competitiveness. Our Compensation Committee also reviews risk mitigation and governance items, which are designed to help ensure that our compensation programs are functioning to achieve such objectives. In conjunction with this assessment and review, we have adopted the following best practices:

✓     WHAT WE DO
•Design our executive compensation program to align
pay and performance
•Maintain an appropriate balance between short-term and
long-term compensation, which discourages short-term risk
taking at the expense of long-term results
•Grant performance-based long-term incentive awards with
multi-year metrics
•Review tally sheets for each executive to provide a holistic view of executive compensation
•Maintain stock ownership guidelines to align executive
officer and share ownership with that of our directors and
our shareholders
•Prohibit hedging and pledging by executives and directors*
•Employ a compensation recovery, or clawback, policy
•Conduct annual risk assessments of our compensation
policies and practices
•Hold Compensation Committee executive sessions
without management
•Engage an independent compensation consultant who
reports directly to our Compensation Committee
✗     WHAT WE DON’T DO
•No backdating of stock options
•No repricing of stock options without shareholder approval
•Equity awards generally do not commence vesting prior to
the one-year anniversary of the date of grant
•No single-trigger vesting acceleration following a change in control, as long as awards are assumed
•No discounted or reloaded stock options
•No excessive perquisites
•No excise tax gross ups
•No guaranteed bonus payments

*Pursuant to our insider trading policy, directors, officers, and employees are prohibited from purchasing our securities on margin, engaging in
“short” sales of our common stock, or buying or selling puts, calls, futures contracts, or other forms of derivative securities relating to our securities. In addition, our Board has adopted a policy prohibiting our directors and executive officers from pledging of shares of our common stock.
Other Executive Compensation Policies and Practices
Equity Incentive Awards Grant Timing Policy
Our equity incentive award grant timing is designed so that equity-based awards are granted after the market has had an opportunity to react to our announcement of annual earnings. As such, as a general matter, equity-based awards to our employees and NEOs are typically granted on March 15th each calendar year (or the preceding trading day if markets are not open on March 15th). We also believe this timing helps us avoid broad internal communication of highly confidential financial results prior to public announcement of our annual financial results. Our Compensation Committee may also approve equity-based awards at other times, in connection with significant personnel events, such as new hire, promotion, new directorship, achievement of a significant corporate objective, or appointment to a
Board committee. In addition, our Compensation Committee has the flexibility to grant awards on the 15th day of any month (or the preceding trading day if markets are not open on the 15th).
All equity incentive awards granted to our NEOs and other employees have an exercise price equal to at least the closing price of our common stock on the Nasdaq on the date of grant or, if the award is granted on a date when the Nasdaq is not open, an exercise price equal to at least the closing price of our common stock on the Nasdaq on the preceding trading day. During 2025, our Compensation
Committee did not take material nonpublic information into account when determining the timing and terms of equity-based awards, including stock options, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

48	United Therapeutics, a public benefit corporation
Executive Compensation
Benefits and Perquisites
The benefits offered to our NEOs are substantially the same as those offered to all employees, with the exception of the supplemental executive retirement plan (SERP) discussed in the section entitled Supplemental Executive Retirement Plan below. We provide a tax-
qualified retirement plan (a 401(k) plan) and medical and other benefits to executives that are generally available to other full-time employees. Under our 401(k) plan, all employees are permitted to contribute up to the maximum amount allowable under applicable law
(i.e., $23,500 in 2025 or $31,000 for eligible participants who are age 50 or older, or up to $34,750 for eligible participants age 60-63). We make matching contributions equal to 40% of eligible employee contributions with such matching contributions vesting 33 1/3% per year based on years of service, not the amount of time an employee has participated in the 401(k) plan. Therefore, once an employee completes three years of service, their account is fully vested, and any future matching funds will vest immediately. The 401(k) plan and other generally available benefits programs allow us to remain competitive for executive talent. We also provide limited perquisites to our
NEOs, including participation in either our vehicle lease program, which covers the monthly lease payment and cost of insurance and maintenance on vehicles, provision of a company-owned vehicle for personal use, or a monthly car allowance of $1,300. In addition, we cover the costs for our NEOs to take part in annual physical exams, to the extent the costs are not covered by our health insurance. Our
Compensation Committee believes that the availability of these benefit programs generally enhances executive recruitment, retention, productivity, and loyalty to us.
In 2025, at the request of our Board, we engaged an independent third-party consultant to conduct a comprehensive independent security assessment for United Therapeutics, which also included an assessment of the risks applicable to certain members of our executive leadership team (including our NEOs). After performing this assessment, the independent third-party consultant recommended that our
NEOs receive certain security protection services in light of the elevated risks associated with their high-profile positions and the nature of our business, including (i) secure ground transportation for our Chief Executive Officer and our President and Chief Operating Officer for all
business and personal travel if such travel is predictable, high-profile, or potentially discoverable through public sources; (ii) private air transportation for our Chief Executive Officer and our President and Chief Operating Officer for all business and personal travel; and
(iii) enhanced home security services and monitoring. We do not cover, reimburse, or otherwise “gross-up” any employment or income taxes that may be owed by the applicable NEOs for such security services, including personal travel on our corporate aircraft. We believe it is in the best interests of United Therapeutics and our shareholders to protect our leaders against possible security threats given the high visibility of their roles and the nature of our business. As such, we implemented the recommended security protection services in 2025, and we believe that the costs of such security services are appropriate and necessary for our company. This policy was approved by our Board and is overseen by our Compensation Committee. Although we believe such services are provided for our business needs and for the benefit of our company, in accordance with SEC rules, we have reported the incremental costs incurred by us to provide such security services for our NEOs in 2025, to the extent considered a personal benefit and required to be reported under SEC rules, in the Summary
Compensation Table below.
For additional details on certain benefits and perquisites received by our NEOs, see the Summary Compensation Table below.
Supplemental Executive Retirement Plan
We maintain our SERP for select executives to enhance the long-term retention of individuals who have been and will continue to be vital to our success. Currently, only our NEOs participate in the SERP. The SERP provides participants with a lifetime annual payment after retirement (or at their election, a lump-sum payment) of up to 100% of final average three-year gross salary less estimated social security benefit, provided that they are employed by us or one of our affiliates until age 60. Participants in the SERP are prohibited from competing with us or soliciting our employees for a period of twelve months following their termination of employment or, if earlier, upon attainment of age 65. Violation of this covenant will result in forfeiture of all benefits under the SERP.
Additional details regarding the SERP, including provisions in connection with a participant’s death or disability or change in control, are provided under the Pension Benefits in 2025 table and Supplemental Executive Retirement Plan below.
Post-Employment Obligations to Named Executive Officers
Each of our NEOs is eligible for certain severance payments in the event their employment terminates under specified circumstances, including in connection with a change in control, as provided in their employment agreements as well as the terms of the SERP and the
2015 Plan. These payments vary based on the type of termination but may include cash severance, stock option and performance-based
RSU (PSU) vesting acceleration, SERP vesting acceleration, and/or continuation of health and other benefits.
Our Compensation Committee approved these arrangements in order to promote the loyalty and productivity of our NEOs and to align executive and shareholder interests by enabling executives to consider corporate transactions that are in the best interests of our shareholders and our other constituents without undue concern about whether the transaction may jeopardize their employment. Our
Compensation Committee wants our NEOs to be free to think creatively and promote the best interests of our company without worrying about the impact of those decisions on their employment.
Details regarding severance and change in control arrangements for our NEOs are contained in the text following the Potential Payments
Upon Termination or Change in Control table below.

2026 Proxy Statement	49
Executive Compensation
Stock Ownership Guidelines
In 2011, our Board adopted Stock Ownership Guidelines in order to further align the financial interests of our directors and NEOs with those of our shareholders, to foster a long-term management orientation, and to promote sound corporate governance. Our Stock
Ownership Guidelines set targets for each NEO according to the lesser of a multiple of base salary or fixed number of shares of common stock as follows:

Chairperson and Chief Executive Officer			President and Chief Operating Officer
6x Base Salary	OR	100,000 Shares	3x Base Salary	OR	30,000 Shares

Chief Financial Officer and Treasurer			Executive Vice President and General Counsel
3x Base Salary	OR	20,000 Shares	3x Base Salary	OR	30,000 Shares

The policy provides procedures for granting exemptions in case of hardship. Our Nominating and Governance Committee oversees this policy and receives an annual compliance report. As of its most recent review in March 2026, all of our NEOs were in compliance with these guidelines.
Clawback Policy
In July 2023, we adopted a clawback policy intended to comply with the requirements of Nasdaq Listing Standard 5608 implementing Rule
10D-1 under the Exchange Act. In the event we are required to prepare an accounting restatement of our financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, our company will recover, on a reasonably prompt basis, the excess incentive-based compensation received by any covered executive, including our NEOs, during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
Policy Regarding Tax Deductibility of Executive Compensation
Under Section 162(m) of the Internal Revenue Code (the Code), a limitation exists on the deductibility of compensation paid to certain
“covered employees”, including all of our NEOs, in excess of $1 million per year and thus, we are unable to deduct compensation payable to NEOs in excess of such limit.
While our Compensation Committee considers the impact of this tax treatment, the primary factor influencing program design is the support of our business objectives. Accordingly, our Compensation Committee retains flexibility to structure our compensation programs in a manner that is not tax-deductible in order to achieve a strategic result that our Compensation Committee determines to be more appropriate.
Compensation Committee Report
The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis contained within this Proxy Statement with management and, based on such review and discussions, our Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into United Therapeutics’ Annual Report on Form 10-K for the year ended December 31, 2025.
Submitted by the Compensation Committee:
CHRISTOPHER PATUSKY (Chair)
RAYMOND DWEK
LINDA MAXWELL
NILDA MESA
LOUIS SULLIVAN

50	United Therapeutics, a public benefit corporation
Executive Compensation
Compensation Tables
Summary Compensation Table
The following table shows compensation information for 2023, 2024, and 2025 for our NEOs, calculated in accordance with
SEC regulations.

Name and Principal Position	Year	Salary(1) ($)		Restricted Stock Units(2) ($)	Stock Options(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Martine Rothblatt Chairperson and Chief Executive Officer	2025	1,545,005	(6)	6,067,990	6,075,804	4,281,875	55,898	12,400	18,038,972
	2024	1,512,401	(6)	7,594,474	8,020,141	5,625,000	245,393	12,200	23,009,609
	2023	1,476,379	(6)	5,376,600	5,926,252	4,161,000	—	17,826	16,958,057
James Edgemond Chief Financial Officer and Treasurer	2025	955,769		1,950,974	1,953,133	1,616,063	1,849,381	23,047	8,348,367
	2024	860,577		2,440,323	2,578,007	1,968,750	1,282,437	34,455	9,164,549
	2023	790,385		1,505,100	1,659,590	1,331,520	741,821	26,068	6,054,484
Michael Benkowitz President and Chief Operating Officer	2025	1,442,308		3,121,558	3,124,134	3,315,000	3,328,735	53,920	14,385,655
	2024	1,186,539		3,904,517	4,124,422	3,060,000	1,581,783	36,128	13,893,389
	2023	1,101,154		2,579,550	2,845,012	2,131,542	1,125,721	23,572	9,806,551
Paul Mahon Executive Vice President and General Counsel	2025	964,231		1,517,766	1,519,226	1,500,590	—	29,500	5,531,313
	2024	940,000		1,898,029	2,004,792	1,974,000	116,947	29,540	6,963,308
	2023	940,000		1,289,775	1,422,506	1,460,234	—	41,086	5,153,601
(1)Increases in base salaries for each of our NEOs became effective on March 5, 2023, March 3, 2024, and March 2, 2025.
(2)In March 2023, March 2024, and March 2025, we issued stock options and restricted stock units (RSUs) with vesting conditions tied to the achievement of specified performance criteria through the end of 2025, 2026, and 2027, respectively. Amounts shown represent the aggregate grant date fair value of stock options and RSUs computed in accordance with applicable accounting standards. For a discussion of valuation assumptions for stock options see Note 8—Share-Based Compensation to the consolidated financial statements included in our Annual
Report on Form 10-K for the year ended December 31, 2025. The value of stock option awards with performance conditions is reported at target, calculated using the Black-Scholes-Merton value in accordance with GAAP. The value of RSU awards with performance conditions is reported at target, calculated using the stock price on the date of grant. For both the stock options and the RSUs, the number of shares earned may exceed target for “stretch” performance, up to a maximum number of shares. If the maximum number of shares were used, the grant date fair value of awards granted in 2025 would be as follows:

Name	Type of Equity Award	Number of Shares (at target)	Grant-Date Fair Value (at target)	Number of Shares (at maximum)	Grant-Date Fair Value (at maximum)
Martine Rothblatt	Stock Options	55,310	$6,075,804	165,930	$18,227,411
	RSUs	19,750	$6,067,990	59,250	$18,203,970
James Edgemond	Stock Options	17,780	$1,953,133	53,340	$5,859,399
	RSUs	6,350	$1,950,974	19,050	$5,852,922
Michael Benkowitz	Stock Options	28,440	$3,124,134	85,320	$9,372,402
	RSUs	10,160	$3,121,558	30,480	$9,364,675
Paul Mahon	Stock Options	13,830	$1,519,226	41,490	$4,557,677
	RSUs	4,940	$1,517,766	14,820	$4,553,297
(3)Amounts shown for each year represent the total cash awards earned by each NEO under our Company-Wide Milestone Program for the respective year, although the awards were not paid until March of the following year. The payouts were determined based on our attainment of specific, pre-established performance metrics. For example, the amounts reported for 2025 reflect cash earned in respect of
2025 performance but paid in March 2026. In addition, amounts shown for 2023 reflect the Patient Multiplier, which was not used in 2024 and
2025. For information on the amounts earned for 2025, see the section entitled Cash Incentive Award Program in the Compensation
Discussion and Analysis above.
(4)Amounts shown represent the change in the actuarial present value of retirement benefits under the SERP, calculated in accordance with
GAAP under SEC requirements. The assumptions used in calculating the change in the actuarial present value of SERP benefits are described in the footnotes to the Pension Benefits in 2025 table below. The change in pension value from year to year as reported in the table will vary based on these assumptions and may not represent the value that a NEO will accrue or receive under the SERP. For
Mr. Mahon, the value in the table for 2025 is reported as zero in accordance with SEC rules. The actual change for Mr. Mahon in 2025 was ($85,272).

2026 Proxy Statement	51
Executive Compensation
(5)The amounts shown for 2025 include “matching contributions” of $12,400 for each of Dr. Rothblatt and Messrs. Edgemond and Benkowitz, and
$13,900 for Mr. Mahon under our 401(k) Plan, representing 40% of each participant’s qualifying salary contributions. In addition, amounts for
2025 for Messrs. Edgemond, Benkowitz, and Mahon include the aggregate incremental cost, if any, that can be attributed to the following perquisites or personal benefits: personal usage of a company-leased vehicle (for Mr. Edgemond) and a company-owned vehicle (for
Mr. Benkowitz), a car allowance (for Mr. Mahon), and travel expenses for family members to our functions (for Messrs. Edgemond and
Benkowitz). Consistent with the findings of an independent, third-party security study, we require certain security services be provided for our
NEOs, as described in more detail in the Benefits and Perquisites section above, and in accordance with SEC rules, amounts shown for
2025 for Mr. Benkowitz also include the aggregate incremental cost incurred by us to provide private air transportation for Mr. Benkowitz’s personal travel in 2025. This 2025 amount is $30,398 for Mr. Benkowitz. The incremental cost of personal travel on charter services is generally equal to the expense United Therapeutics incurs to provide such services. The incremental cost of use of the company aircraft for personal travel is calculated based on the variable operating costs incurred by United Therapeutics for such travel, including any additional expenses incurred for aircraft fuel, crew travel expenses, maintenance, hangar and parking fees, and landing fees. Because our aircraft is used primarily for business travel, fixed costs that do not change based on personal usage, such as crew base salaries, purchase or lease cost of the aircraft, insurance and certain administrative expenses are excluded from the incremental cost calculation. We do not cover, reimburse, or otherwise “gross-up” any employment or income taxes owed by the applicable NEOs for such security services, including personal travel on our corporate aircraft.
(6)Our Canadian subsidiary paid a portion of Dr. Rothblatt’s total base salary in Canadian dollars. The value of this portion in U.S. dollars has been estimated for the purposes of disclosure by using the average exchange rate for each respective year. In 2023, 2024, and 2025, our
Canadian subsidiary paid the equivalent of US$171,237, US$200,196, and US$267,179 of Dr. Rothblatt’s total base salary, respectively.
Grants of Plan-Based Awards in 2025

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Exercise or Base Price of Stock Option Awards ($/Sh)	Grant Date Fair Value of Stock Option Awards and RSU Awards(5) ($)
Name	Grant Date		Threshold(4) ($)	Target(4) ($)	Maximum(4) ($)	Threshold (#)	Target (#)	Maximum (#)
Martine Rothblatt	3/14/2025	(1)				27,655	55,310	165,930	307.24	6,075,804
	3/14/2025	(2)				4,938	9,875	29,625		3,033,995
	3/14/2025	(3)				4,938	9,875	29,625		3,033,995
	N/A	(4)	726,563	1,937,500	5,812,500
James Edgemond	3/14/2025	(1)				8,890	17,780	53,340	307.24	1,953,133
	3/14/2025	(2)				1,588	3,175	9,525		975,487
	3/14/2025	(3)				1,588	3,175	9,525		975,487
	N/A	(4)	274,219	731,250	2,193,750
Michael Benkowitz	3/14/2025	(1)				14,220	28,440	85,320	307.24	3,124,134
	3/14/2025	(2)				2,540	5,080	15,240		1,560,779
	3/14/2025	(3)				2,540	5,080	15,240		1,560,779
	N/A	(4)	562,500	1,500,000	4,500,000
Paul Mahon	3/14/2025	(1)				6,915	13,830	41,490	307.24	1,519,226
	3/14/2025	(2)				1,235	2,470	7,410		758,883
	3/14/2025	(3)				1,235	2,470	7,410		758,883
	N/A	(4)	254,625	679,000	2,037,000
(1)This award of stock options is part of the NEO’s 2025 equity incentive award opportunity. These stock options are subject to a three-year performance period (2025-2027) tied to average cash profit margin. To the extent earned, these stock options cliff vest following the end of the three-year period.
(2)This award of RSUs is part of the NEO’s 2025 equity incentive award opportunity. These RSUs are subject to a three-year performance period
(2025-2027) tied to revenue growth. To the extent earned, these RSUs cliff vest following the end of the three-year period.
(3)This award of RSUs is part of the NEO’s 2025 equity incentive award opportunity. These RSUs are subject to a three-year performance period
(2025-2027) tied to clinical developments. To the extent earned, these RSUs cliff vest following the end of the three-year period.
(4)Actual cash incentive awards earned under the program in 2025 are reported in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.” While there are threshold performance criteria and payout levels for 75% of the cash incentive program (based on the Milestones related to cash profits, revenues, and manufacturing), the R&D Milestone does not contain threshold / minimum performance criteria. The amount reported under the column entitled “Threshold” shows the amount that would be earned if no credit was awarded under the R&D Milestone and the remaining three Milestones were achieved at threshold / minimum levels.
(5)The grant date fair value of stock options and RSUs is generally the amount that we will recognize as an expense over the award’s vesting period assuming target performance levels, computed in accordance with applicable accounting standards.

52	United Therapeutics, a public benefit corporation
Executive Compensation
Narratives to Summary Compensation Table and Grants of Plan-Based
Awards in 2025 Table
Named Executive Officer Employment Agreements
The material terms of each NEO’s employment agreement are described below. None of these agreements were amended in 2025.
Dr. Rothblatt
In April 1999, we entered into an employment agreement with Dr. Rothblatt. This agreement was amended from time to time and we entered into an Amended and Restated Executive Employment Agreement with Dr. Rothblatt effective January 1, 2009, in order to clarify the effectiveness of certain prior amendments, and to make other immaterial amendments. This agreement was further amended effective
January 1, 2015, to remove her entitlement to an annual grant of stock options based on a market capitalization growth formula and to provide us flexibility to grant her incentive-based compensation in a variety of forms at our Compensation Committee’s discretion. The amendment also eliminated Dr. Rothblatt’s right to an Internal Revenue Code Section 280G excise tax gross up payment, among other changes.
Dr. Rothblatt’s employment agreement provides for an initial five-year term, which is automatically extended for an additional year at the end of each year unless either party gives at least six months’ notice of termination. If either party provided such a notice of termination, it would result in a four-year remaining term. We note that this rolling five-year term has no bearing on potential severance payments upon termination, which are described under Potential Payments Upon Termination or Change in Control.
Dr. Rothblatt’s compensation in 2025 was paid pursuant to this employment agreement, which entitles her to a minimum base salary of
$180,000, annual cash and long-term incentive compensation, and participation in employee benefits generally available to other executives. The level of Dr. Rothblatt’s base salary is subject to annual review and increase by our Compensation Committee. Her annual salary was reviewed in early 2025, and beginning March 2, 2025, was set at $1,550,000. Her employment agreement also requires us to pay the cost of leasing, maintaining, and insuring an automobile for Dr. Rothblatt.
Dr. Rothblatt’s employment agreement prohibits her from engaging in activities competitive with us for five years following her last receipt of compensation from us. She is also subject to a permanent confidentiality obligation. For information regarding severance and change in control arrangements for Dr. Rothblatt, see the text following the Potential Payments Upon Termination or Change in Control
table below.
Mr. Edgemond, Mr. Benkowitz, and Mr. Mahon
We have entered into employment agreements with each of Messrs. Edgemond, Benkowitz, and Mahon. The agreement for Mr. Mahon provides for an initial five-year term, which is automatically extended for an additional year at the end of each year. Either party may terminate the agreement a certain time period prior to an annual renewal, which would result in a four-year remaining term. The agreements for Messrs. Edgemond and Benkowitz provide an initial term of three years, following which the agreement continues from year to year for one-year terms unless either party provides written notice to terminate a certain time period prior to the end of the then current term. Each employment agreement provides for an annual minimum base salary, which is subject to annual review and increase by our Compensation Committee. Annual salaries for each of these executives were reviewed in early 2025, with raises becoming effective
March 2, 2025. The following table outlines these details for each executive:

Name	Month/Year of Agreement	Minimum Base Salary under Agreement	Base Salary as of March 2, 2025
James Edgemond	March 2015	$400,000	$975,000
Michael Benkowitz	June 2016	$650,000	$1,500,000
Paul Mahon	June 2001	$300,000	$970,000
Under these agreements, each executive is eligible to participate in our broad-based employee benefit plans. In accordance with our executive automobile policy, Messrs. Edgemond, Benkowitz, and Mahon each receives either a monthly car allowance of $1,300 per month or the use of a company owned or leased vehicle.
Each of these employment agreements prohibits the executive from accepting employment, consultancy, or any other business relationships with an entity that directly competes with us or from engaging in the solicitation of our employees on behalf of a competitor for a period of time following his last receipt of compensation from us (two years in the case of Mr. Mahon and one year in the case of
Mr. Edgemond and Mr. Benkowitz). Each agreement includes an obligation of confidentiality for three years after termination of the executive’s employment.

2026 Proxy Statement	53
Executive Compensation
Messrs. Edgemond and Benkowitz are each party to a change in control severance agreement providing benefits in the event of his termination following a change in control. In particular, these benefits include a cash severance payment equal to two times base salary, plus two times the highest of (1) the cash incentive award paid to the individual for the year immediately preceding the year in which the change in control occurs; (2) the cash incentive award payable to the individual for the year immediately preceding the year in which the termination of employment occurs; or (3) the individual’s annual target cash incentive award. This cash severance would become payable in lieu of any severance payment under the respective employment agreements unless severance under the employment agreement would result in a greater benefit. The change in control severance agreement also provides for continuation of health care benefits for 24 months following termination, and outplacement benefits for a period of six months.
For further information regarding severance and change in control arrangements for these NEOs, see the text following the Potential
Payments Upon Termination or Change in Control table below.
Summary of Terms of Plan-Based Awards
Stock Options and RSUs under the 2015 Plan
In March 2025, 2024, and 2023, our NEOs were granted stock options and RSUs under our 2015 Plan.
Stock options and RSUs granted under the 2015 Plan in 2025, 2024, and 2023, cliff vest on the third anniversary of the date of grant to the extent earned based on a three-year performance period (each stock option award’s performance is tied to average cash profit margin, one of the RSU award’s performance is tied to revenue growth, and the other RSU award’s performance is tied to research and development achievements). The 2025 stock option awards expire on the seventh anniversary of the date of grant. The 2024 and 2023 stock option awards expire on the tenth anniversary of the date of grant. For information regarding acceleration of vesting upon certain employment termination events, see the text following the Potential Payments Upon Termination or Change in Control table below.

54	United Therapeutics, a public benefit corporation
Executive Compensation
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table sets forth information regarding unexercised stock options and unvested RSU awards held by each of our NEOs as of
December 31, 2025.

			Option Awards					Stock Awards
Name and Grant Date	Award Type		Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Award Exercise Price ($)	Option Award Expiration Date	Number of RSUs that Have Not Vested (#)	Market or Payout Value of RSUs that Have Not Vested ($)(10)	Equity Incentive Plan Awards: Number of Unearned and Unvested RSUs (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned and Unvested RSUs ($)(10)
			Exer- cisable (#)	Unexer- cisable (#)
Martine Rothblatt
03/15/2017	Stock Option		240,000	—	—	146.03	03/15/2027	—	—	—	—
03/15/2017	Stock Option		100,000	—	—	146.03	03/15/2027	—	—	—	—
03/15/2017	Stock Option		244,122	—	—	146.03	03/15/2027	—	—	—	—
03/15/2017	Stock Option		150,288	—	—	146.03	03/15/2027	—	—	—	—
03/15/2018	Stock Option		213,827	—	—	111.00	03/15/2028	—	—	—	—
03/15/2018	Stock Option		285,103	—	—	111.00	03/15/2028	—	—	—	—
03/15/2019	Stock Option		500,000	—	—	135.42	03/15/2027	—	—	—	—
03/15/2019	Stock Option		500,000	—	—	117.76	03/15/2027	—	—	—	—
03/15/2023	Stock Option	(1)	—	207,720	—	217.50	03/15/2033	—	—	—	—
03/15/2023	RSU	(2)	—	—	—	—	—	32,499	15,835,138	—	—
03/15/2023	RSU	(3)	—	—	—	—	—	37,080	18,067,230	—	—
03/15/2024	Stock Option	(4)	—	—	247,230	235.78	03/15/2034	—	—	—	—
03/15/2024	RSU	(5)	—	—	—	—	—	—	—	48,315	23,541,484
03/15/2024	RSU	(6)	—	—	—	—	—	—	—	48,315	23,541,484
03/14/2025	Stock Option	(7)	—	—	165,930	307.24	03/14/2032	—	—	—	—
03/14/2025	RSU	(8)	—	—	—	—	—	—	—	29,625	14,434,781
03/14/2025	RSU	(9)	—	—	—	—	—	—	—	29,625	14,434,781
James Edgemond
03/15/2017	Stock Option		18,750	—	—	146.03	03/15/2027	—	—	—	—
03/15/2018	Stock Option		56,512	—	—	111.00	03/15/2028	—	—	—	—
03/15/2018	Stock Option		75,349	—	—	111.00	03/15/2028	—	—	—	—
03/15/2019	Stock Option		162,500	—	—	135.42	03/15/2027	—	—	—	—
03/15/2019	Stock Option		87,500	—	—	117.76	03/15/2027	—	—	—	—
03/15/2023	Stock Option	(1)	—	58,170	—	217.50	03/15/2033	—	—	—	—
03/15/2023	RSU	(2)	—	—	—	—	—	9,098	4,433,001	—	—
03/15/2023	RSU	(3)	—	—	—	—	—	10,380	5,057,655	—	—
03/15/2024	Stock Option	(4)	—	—	79,470	235.78	03/15/2034	—	—	—	—
03/15/2024	RSU	(5)	—	—	—	—	—	—	—	15,525	7,564,556
03/15/2024	RSU	(6)	—	—	—	—	—	—	—	15,525	7,564,556
03/14/2025	Stock Option	(7)	—	—	53,340	307.24	03/14/2032	—	—	—	—
03/14/2025	RSU	(8)	—	—	—	—		—	—	9,525	4,641,056
03/14/2025	RSU	(9)	—	—	—	—		—	—	9,525	4,641,056
Michael Benkowitz
03/15/2017	Stock Option		60,190	—	—	146.03	03/15/2027	—	—	—	—
03/15/2019	Stock Option		111,750	—	—	117.76	03/15/2027	—	—	—	—
03/15/2023	Stock Option	(1)	—	99,720	—	217.50	03/15/2033	—	—	—	—
03/15/2023	RSU	(2)	—	—	—	—	—	15,592	7,597,202	—	—
03/15/2023	RSU	(3)	—	—	—	—	—	17,790	8,668,178	—	—
03/15/2024	Stock Option	(4)	—	—	127,140	235.78	03/15/2034	—	—	—	—
03/15/2024	RSU	(5)	—	—	—	—	—	—	—	24,840	12,103,290

2026 Proxy Statement	55
Executive Compensation

			Option Awards					Stock Awards
Name and Grant Date	Award Type		Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Award Exercise Price ($)	Option Award Expiration Date	Number of RSUs that Have Not Vested (#)	Market or Payout Value of RSUs that Have Not Vested ($)(10)	Equity Incentive Plan Awards: Number of Unearned and Unvested RSUs (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned and Unvested RSUs ($)(10)
			Exer- cisable (#)	Unexer- cisable (#)
03/15/2024	RSU	(6)	—	—	—	—	—	—	—	24,840	12,103,290
03/14/2025	Stock Option	(7)	—	—	85,320	307.24	03/14/2032	—	—	—	—
03/14/2025	RSU	(8)	—	—	—	—		—	—	15,240	7,425,690
03/14/2025	RSU	(9)	—	—	—	—		—	—	15,240	7,425,690
Paul Mahon
03/15/2017	Stock Option		75,000	—	—	146.03	03/15/2027	—	—	—	—
03/15/2017	Stock Option		9,250	—	—	146.03	03/15/2027	—	—	—	—
03/15/2017	Stock Option		69,750	—	—	146.03	03/15/2027	—	—	—	—
03/15/2017	Stock Option		42,940	—	—	146.03	03/15/2027	—	—	—	—
03/15/2023	Stock Option	(1)	—	49,860	—	217.50	03/15/2033	—	—	—	—
03/15/2023	RSU	(2)	—	—	—	—	—	7,796	3,798,601	—	—
03/15/2023	RSU	(3)	—	—	—	—	—	8,895	4,334,089	—	—
03/15/2024	Stock Option	(4)	—	—	61,800	235.78	03/15/2034	—	—	—	—
03/15/2024	RSU	(5)	—	—	—	—	—	—	—	12,075	5,883,544
03/15/2024	RSU	(6)	—	—	—	—	—	—	—	12,075	5,883,544
03/14/2025	Stock Option	(7)	—	—	41,490	307.24	03/14/2032	—	—	—	—
03/14/2025	RSU	(8)	—	—	—	—	—	—	—	7,410	3,610,523
03/14/2025	RSU	(9)	—	—	—	—	—	—	—	7,410	3,610,523
(1)These stock options were subject to a three-year performance period (2023-2025) tied to average cash profit margin and the number reported represents the actual number of shares earned. These stock options vested on March 15, 2026 following determination of performance achievement following the end of the three-year performance period.
(2)These RSUs were subject to a three-year performance period (2023-2025) tied to revenue growth and the number reported represents the actual number of shares earned. These RSUs vested on March 15, 2026 following determination of performance achievement following the end of the three-year performance period.
(3)These RSUs were subject to a three-year performance period (2023-2025) tied to research and development achievements and the number reported represents the actual number of shares earned. These RSUs vested on March 15, 2026 following determination of performance achievement following the end of the three-year performance period.
(4)These stock options are subject to a three-year performance period (2024-2026) tied to average cash profit margin. To the extent earned, these stock options cliff vest following the end of the three-year period. The number of shares shown is at “maximum”. The number of shares that are ultimately earned may be lower, depending on performance over the relevant three-year period.
(5)These RSUs are subject to a three-year performance period (2024-2026) tied to revenue growth. To the extent earned, these RSUs cliff vest following the end of the three-year period. The number of shares shown is at “maximum”. The number of shares that are ultimately earned may be lower, depending on performance over the relevant three-year period.
(6)These RSUs are subject to a three-year performance period (2024-2026) tied to research and development achievements. To the extent earned, these RSUs cliff vest following the end of the three-year period. The number of shares shown is at “maximum”. The number of shares that are ultimately earned may be lower, depending on performance over the relevant three-year period.
(7)These stock options are subject to a three-year performance period (2025-2027) tied to average cash profit margin. To the extent earned, these stock options cliff vest following the end of the three-year period. The number of shares shown is at “maximum”. The number of shares that are ultimately earned may be lower, depending on performance over the relevant three-year period.
(8)These RSUs are subject to a three-year performance period (2025-2027) tied to revenue growth. To the extent earned, these RSUs cliff vest following the end of the three-year period. The number of shares shown is at “maximum”. The number of shares that are ultimately earned may be lower, depending on performance over the relevant three-year period.
(9)These RSUs are subject to a three-year performance period (2025-2027) tied to research and development achievements. To the extent earned, these RSUs cliff vest following the end of the three-year period. The number of shares shown is at “maximum”. The number of shares that are ultimately earned may be lower, depending on performance over the relevant three-year period.
(10)The market value of these awards is based on the closing price of our common stock on December 31, 2025 ($487.25), as reported on Nasdaq.

56	United Therapeutics, a public benefit corporation
Executive Compensation
Option Exercises and Stock Vested in 2025
The following table shows (1) the number of shares of our common stock acquired upon exercise of stock options; and (2) the number of
STAP awards exercised by each of our NEOs during the year ended December 31, 2025. We did not have any stock awards that vested in
2025. Stock option exercise activity for our CEO in 2025 was largely related to stock options nearing their expiration dates.

	Option Awards		STAP Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of STAP Awards Exercised (#)	Value Realized on Exercise ($)(1)
Martine Rothblatt	294,000	96,039,860	—	—
James Edgemond	153,517	46,422,543	—	—
Michael Benkowitz	496,679	149,465,497	—	—
Paul Mahon	220,000	51,554,908	37,350	7,063,493
(1)Represents the difference between the exercise price of the stock options or STAP awards and the fair market value of our common stock on the date of exercise, multiplied by the number of options or STAP awards exercised. STAP awards convey the right to receive an amount in cash equal to the positive difference between the exercise price and the closing price of our common stock on the date of exercise.
Pension Benefits in 2025
The table below describes the present value of the accumulated benefit for our NEOs under the SERP. No payments were made under the
SERP to our NEOs during 2025.

Name	Plan Name	Number of Years of Credited Service(1)	Actual Years of Service(2)	Present Value of Accumulated Benefit ($)(3)
Martine Rothblatt	SERP	15.0	29.5	14,476,895
James Edgemond	SERP	13.0	13.0	8,901,253
Michael Benkowitz	SERP	14.8	14.8	12,659,325
Paul Mahon	SERP	15.0	24.6	11,541,206
(1)Reflects the number of years (up to the maximum of 15 years under the terms of the SERP) since each NEO commenced employment with us, through December 31, 2025.
(2)Reflects the number of years since each NEO commenced employment with us, through December 31, 2025.
(3)The present values of accumulated benefits are based on assumptions used in the financial disclosures for the year ended December 31,
2025, including a discount rate of 4.42% and a lump sum interest rate of 5.25%. The present value represents the lump sum value of the accrued benefit which is based on service and earnings as of December 31, 2025, and assumes payment at the later of age 60, the earliest retirement date under the SERP, or current age. No preretirement death, disability, or termination is assumed. For a discussion of valuation assumptions, see Note 11—Employee Benefit Plans to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

2026 Proxy Statement	57
Executive Compensation
Supplemental Executive Retirement Plan
In 2006, our Compensation Committee approved our SERP, which is a non-qualified supplemental defined benefit retirement plan for select key executives intended to enhance the long-term retention of individuals that have been and will continue to be vital to our success.
Participants in the SERP generally must remain in the employ of United Therapeutics or one of its affiliates until age 60 to receive a benefit except in the event of death, disability, or a change in control. If a participant terminates employment with us for any reason prior to age 60
(other than due to death, disability, or a change in control), no benefit will be paid. The benefit to be paid under the plan is based on when an executive commenced participation in the plan. In general, a participant will be eligible for an unreduced benefit under the plan after 15 years of service. Upon a change in control before a participant reaches age 60, they will immediately vest in and receive a prorated benefit based on years of service to date.
The SERP is administered by our Compensation Committee. Currently, only our NEOs participate in the SERP. Each of our NEOs is eligible, upon retirement after the age of 60, to receive monthly payments equal to the monthly average of the total gross base salary received by the participant over their last 36 months of active employment (the Final Average Compensation), reduced by the participant’s estimated social security benefit (determined as provided under the SERP), for the remainder of the participant’s life (the aggregate amount of such payments, the Normal Retirement Benefit), commencing on the first day of the sixth month after retirement.
For executives who began participating in the plan after July 1, 2006, the retirement benefit is generally calculated as 100% of the final three year average gross base salary reduced by the estimated social security benefit they would receive in retirement, multiplied by a fraction (not to exceed one) the numerator of which is their years of service and the denominator of which is 15 (the Normal Retirement
Benefit). This means that for participants who have less than 15 years of service with us, the retirement benefit is prorated by the number of years of actual service divided by 15 years. At age 60, all current participants will have had 15 years of service if they remain employed by us. In the event of termination of employment due to disability prior to the age of 60 or death prior to retirement, a participant or the participant’s beneficiary, as applicable, will be entitled to a percentage of the Normal Retirement Benefit, as determined under the SERP
(the aggregate amount of such payments referred to as the Disability Retirement Benefit), commencing on the first day of the sixth month after termination of employment in the event of a disability and as soon as administratively practicable in the event of death. All of our NEOs have elected to receive their benefit in the form of a lump sum distribution, although they were also offered a choice of a single life annuity or an actuarially equivalent joint or survivor annuity.
In the event of a change in control, as defined in the SERP, a participant who is actively employed on the date of the change in control will be entitled to a lump sum payment equal to the actuarial equivalent present value of a monthly single life annuity equal to (1) the participant’s Final Average Compensation, reduced by the participant’s estimated future social security benefit (determined as provided under the SERP), multiplied by (2) a fraction (no greater than one), the numerator of which equals the participant’s years of service and the denominator of which equals 15, to be paid as soon as administratively practicable following the change in control. In the event that a participant is entitled to a Normal Retirement Benefit or Disability Retirement Benefit at the time of a change in control, all such payments
(or any remaining payments, with respect to any participant who is receiving payments under the SERP at the time of the change in control) will be made in a lump sum distribution as soon as administratively practicable following such change in control. Participants in the
SERP will be prohibited from competing with us or soliciting its employees for a period of twelve months following their termination of employment (or, earlier upon attainment of age 65). Violation of this covenant will result in forfeiture of all benefits under the SERP.
Rabbi Trust
In December 2007, our Compensation Committee adopted the United Therapeutics Corporation Supplemental Executive Retirement Plan
Rabbi Trust Document (Rabbi Trust Document), providing for the establishment of a trust (Rabbi Trust), the assets of which will be contributed by us and used to pay benefits under the SERP. We entered into the Rabbi Trust Document with Wilmington Trust
Company, which serves as trustee of the Rabbi Trust. The Rabbi Trust is irrevocable, and SERP participants will have no preferred claim on, nor any beneficial ownership interest in, any assets of the Rabbi Trust.
Currently, the Rabbi Trust does not contain any assets. Generally, we may contribute additional assets to the Rabbi Trust at our sole discretion. However, pursuant to the terms of the Rabbi Trust Document, within five days following the occurrence of a potential change in control (as defined in the Rabbi Trust Document), or if earlier, at least five days prior to the occurrence of a change in control (as defined in the Rabbi Trust Document), we will be obligated to make an irrevocable contribution to the Rabbi Trust in an amount sufficient to pay each SERP participant or beneficiary the benefits to which they would be entitled pursuant to the terms of the SERP on the date on which the change in control occurred. The Rabbi Trust will not terminate until the date on which SERP participants or their beneficiaries are no longer entitled to benefits pursuant to the terms of the SERP.

58	United Therapeutics, a public benefit corporation
Executive Compensation
Potential Payments Upon Termination or Change in Control
Each of our NEOs is eligible to receive certain payments and benefits if their employment is involuntarily terminated without “Cause”, terminated by the executive for “Good Reason”, terminated by the executive voluntarily with continued status as a “Senior Advisor” to us, terminated due to disability or death, or terminated in connection with a “Change in Control” of our company in accordance with the applicable terms of their respective employment agreements, change in control severance agreements, the SERP, our equity compensation plan (the 2015 Plan) and related stock option and RSU agreements, as reported in the Potential Payments Upon
Termination or Change in Control table below and described in the narrative table that follows. The summary of these benefits is qualified in its entirety by the specific language of the various agreements and plans that have been filed with the SEC. The amounts shown in the Potential Payments Upon Termination or Change in Control table below are estimates of the value of these payments and benefits, assuming that such termination or triggering event was effective as of December 31, 2025. The actual compensation to be paid to a NEO can only be determined at the time such NEO’s employment is terminated and may vary based on factors such as the timing during the year of any such event, our stock price, the NEO’s age, and any changes to our benefit arrangements and policies. In addition to the benefits described below, our NEOs will be eligible to receive any benefits accrued under our broad-based benefit plans, such as distributions under life insurance and disability benefit plans.

Executive Benefits and Payments Upon Separation	Involuntary Termination Without Cause/Resignation for Good Reason/ Resignation While Continuing as Senior Advisor(1)	Disability	Death	Termination upon a Change in Control	Change In Control without Termination of Employment
Martine Rothblatt
Salary and cash incentive	$27,150,000	$1,550,000	$1,550,000	$27,150,000	$—
Equity vesting acceleration(2)	$86,719,816	$86,719,816	$86,719,816	$86,719,816	$—
Supplemental Executive Retirement Plan(3)	$14,476,895	$14,476,895	$9,948,522	$14,476,895	$14,476,895
Health and other benefits(4)	$200,615	$—	$—	$200,615	$—
Total	$128,547,326	$102,746,711	$98,218,338	$128,547,326	$14,476,895
James Edgemond
Salary and cash incentive	$192,329	$—	$—	$5,887,500	$—
Equity vesting acceleration(2)	$—	$26,601,316	$26,601,316	$26,601,316	$—
Supplemental Executive Retirement Plan	$—	$9,319,758	$6,383,326	$9,270,343	$9,270,343
Health and other benefits(5)	$—	$—	$—	$69,548	$—
Total	$192,329	$35,921,074	$32,984,642	$41,828,707	$9,270,343
Michael Benkowitz
Salary and cash incentive	$727,397	$—	$—	$9,120,000	$—
Equity vesting acceleration(2)	$—	$43,541,378	$43,541,378	$43,541,378	$—
Supplemental Executive Retirement Plan	$—	$8,855,461	$5,587,220	$12,046,174	$12,046,174
Health and other benefits(5)	$—	$—	$—	$98,146	$—
Total	$727,397	$52,396,839	$49,128,598	$64,805,698	$12,046,174
Paul Mahon
Salary and cash incentive	$5,888,000	$—	$—	$5,888,000	$—
Equity vesting acceleration(2)	$21,371,835	$21,371,835	$21,371,835	$21,371,835	$—
Supplemental Executive Retirement Plan(3)	$11,541,206	$11,541,206	$7,984,897	$11,541,206	$11,541,206
Total	$38,801,041	$32,913,041	$29,356,732	$38,801,041	$11,541,206
(1)Benefits upon termination while continuing as a senior advisor are applicable only to employment agreements with Dr. Rothblatt and
Mr. Mahon.
(2)The value shown is based on: (1) the positive difference between the aggregate exercise price of all accelerated stock options and the aggregate market value of the underlying shares; and (2) the value of the accelerated performance-based RSU (PSU) awards based on the aggregate market value of the underlying shares. The aggregate market value is calculated based on the closing market price of our common stock on December 31, 2025, $487.25.
(3)Dr. Rothblatt and Mr. Mahon have attained retirement age and reached the maximum number of years of service under the SERP. As a result, the value included in this table represents the normal benefits Dr. Rothblatt and Mr. Mahon would receive upon retirement, in accordance with the terms of the SERP.

2026 Proxy Statement	59
Executive Compensation
(4)Represents the estimated value of continued health care benefits for a three-year period after termination, outplacement services for a period of 12 months, and the fair value of one company owned vehicle.
(5)Represents the estimated value of continued health care benefits for a two-year period after termination and outplacement services for a period of six months.
Severance and Change in Control Payments to Named Executive Officers

Provision	Terms Applicable to Chairperson and CEO	Terms Applicable to Mr. Mahon
Payments Upon Involuntary Termination without Cause, or Resignation for Good Reason, or Resignation while Continuing as Senior Advisor
•Lump sum prorated cash incentive bonus payment*
•Lump sum payment equal to 3.0 times base salary + 3.0
times annual cash incentive award*
•Continuation of health care benefits for 36 months,
outplacement services for 12 months, and the transfer of
one company owned vehicle
•Immediate vesting of unvested stock options and PSUs**
•Lump sum payment equal to 2.0 times: (1) current base salary; plus (2) annual cash incentive award* •Immediate vesting of unvested stock options and PSUs**

Payments Upon Disability	•Continued payment of current base salary through the end of the calendar year following such disability •Acceleration of SERP benefits •Immediate vesting of unvested stock options and PSUs**	•Immediate vesting of unvested stock options and PSUs** •Acceleration of SERP benefits

Payments Upon Death
•Continued payment of current base salary through the end
of the calendar year following such death to Executive’s
legal representatives
•Acceleration of SERP benefits
•Immediate vesting of unvested stock options and PSUs**
•Immediate vesting of unvested stock options and PSUs** •Acceleration of SERP benefits

Payments Upon Termination Following Change in Control	•Same as Payments Upon Involuntary Termination, etc., except that payment of SERP benefits occurs immediately, and is calculated as described above under Supplemental Executive Retirement Plan	•Same as Payments Upon Involuntary Termination, etc. •Acceleration of SERP benefits

Payments Upon Change in Control without Termination	•Acceleration of SERP benefits •Immediate vesting of unvested stock options and PSUs** (if not assumed)	•Immediate vesting of unvested stock options and PSUs** (only if not assumed) •Acceleration of SERP benefits

*Payment is equal to greater of payment for the prior year, or the average of such payments for the prior two years
**Unvested performance-based stock options and PSUs will vest at target

Provision	Terms Applicable to Mr. Edgemond and Mr. Benkowitz
Payments Upon Involuntary Termination without Cause	•Lump sum payment equal to base salary through the remainder of the agreement term
Payments Upon Disability	•Continued payment of current base salary through date of termination •Immediate vesting of unvested stock options and PSUs* •Acceleration of SERP benefits
Payments Upon Death	•Immediate vesting of unvested stock options and PSUs* •Acceleration of SERP benefits

60	United Therapeutics, a public benefit corporation
Executive Compensation

Provision	Terms Applicable to Mr. Edgemond and Mr. Benkowitz
Payments Upon Termination Following Change in Control
•Payment of a lump sum cash amount equal to 2.0 times the sum of (x) base salary plus (y) the highest of (1) the cash incentive paid to the individual for the year immediately preceding the year in which the change in control occurs; (2) the cash incentive paid to the individual for the year immediately preceding the year in which the termination of employment occurs; or (3) the individual’s annual target cash incentive award
•Immediate vesting of unvested stock options and PSUs*
•Acceleration of SERP benefits
•Continuation of health care benefits for 24 months
•Outplacement benefits for six months

Payments Upon Change in Control without Termination	•Acceleration of SERP benefits •Immediate vesting of unvested stock options and PSUs* (only if not assumed)
*Unvested performance stock options and PSUs will vest at target
As used in the tables above, the following terms are generally defined as follows:
Cause:
•In the case of Dr. Rothblatt, willful and continued failure to substantially perform her duties, or willfully engaging in gross misconduct that is materially injurious to us
•In the case of the other NEOs, (1) failure to perform any of the material terms or provisions of his employment agreement;
(2) negligent or unsatisfactory performance of duties, after notice and the opportunity to correct such performance; (3) employment- or profession-related misconduct; (4) conviction of a crime involving a felony, fraud, or embezzlement; or (5) misappropriation of our funds or misuse of assets
Good Reason:
•In the case of Dr. Rothblatt, the occurrence of any of the following without her consent: (1) the assignment of any duties that are inconsistent with her position as Chairperson and Chief Executive Officer; (2) a material adverse change in her reporting responsibilities, titles, or offices; (3) failure to re-elect her to any position she held with us; (4) a reduction in her base salary or failure to increase her salary consistent with certain other executive salary increases; (5) relocation of 25 miles or more or additional substantially more burdensome travel requirements; (6) failure to continue her as a participant in any bonus or other incentive plans in which she was participating; (7) failure to keep in effect certain benefit plans and arrangements; (8) failure to obtain a successor entity’s assumption of the employment agreement; (9) failure to abide by certain provisions in the employment agreement; or (10) any other material breach of the employment agreement
•In the case of Mr. Mahon, the material diminishment of his authority and responsibilities without cause
Change in Control: Transfer of control of our company (generally, as a result of an acquisition, merger, hostile takeover, or any other reason)
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we
are providing the following information about the relationship between executive “compensation actually paid” (sometimes referred to as
CAP) to our principal executive officer (PEO) and other NEOs, and certain financial performance indicators for our company.

Year (a)	Summary Compensation Table Total for PEO(1) (b)	Compensation Actually Paid to PEO(2) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(3) (d)	Average Compensation Actually Paid to Non-PEO NEOs(4) (e)	Value of Initial Fixed $100 Investment Based on:		Net Income ($ in millions)(7) (h)	Revenue ($ in millions)(8) (i)
					Total Share- Holder Return(5) (f)	Peer Group Total Share- Holder Return(6) (g)
2025	$18,038,972	$149,876,842	$9,421,778	$55,146,145	$321.00	$200.89	$1,334.7	$3,182.7
2024	$23,009,609	$120,263,142	$10,007,082	$43,710,298	$232.45	$156.19	$1,195.1	$2,877.4
2023	$16,958,057	$(10,805,540)	$7,004,879	$(2,186,013)	$144.86	$143.88	$984.8	$2,327.5
2022	$5,322,204	$41,188,180	$2,381,140	$15,387,032	$183.21	$138.51	$727.3	$1,936.3
2021	$3,511,071	$50,428,496	$1,962,289	$18,294,614	$142.35	$124.39	$475.8	$1,685.5
(1)The dollar amounts reported in column (b) are the amounts reported for Martine Rothblatt, Chairperson and Chief Executive Officer, for each of the corresponding years in the “Total” column of the Summary Compensation Table.
(2)The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Rothblatt, as computed in accordance with Item 402(v) of Regulation S-K and do not reflect the total compensation actually realized or received by Dr. Rothblatt. In accordance with these rules, these amounts reflect “Total Compensation” as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

2026 Proxy Statement	61
Executive Compensation

Compensation Actually Paid to PEO	2025
Summary Compensation Table Total	$18,038,972
Less value of Stock Options and RSUs reported in Summary Compensation Table	$12,143,794
Less Change in Pension Value reported in Summary Compensation Table	$55,898
Plus year-end fair value of outstanding and unvested equity awards granted in the year	$69,886,364
Plus fair value as of vesting date of equity awards granted and vested in the year	—
Plus (less) year over year change in fair value of outstanding and unvested equity awards granted in prior years	$74,151,198
Plus (less) change in fair value from prior fiscal year end to the vesting date of equity awards granted in prior years that vested in the year	—
Less prior year-end fair value for any equity awards forfeited in the year	—
Plus dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the Summary Compensation Table Total for the covered fiscal year	—
Plus pension service cost for services rendered during the year	—
Compensation Actually Paid to Martine Rothblatt, Chairperson and CEO	$149,876,842
(3)The dollar amounts reported in column (d) represent the average of the amounts reported for our NEOs as a group (excluding Dr. Rothblatt) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for these purposes in each applicable year are as follows: James Edgemond, Chief Financial Officer and Treasurer; Michael Benkowitz, President and Chief
Operating Officer; and Paul Mahon, Executive Vice President, General Counsel and Corporate Secretary.
(4)The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding
Dr. Rothblatt), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, these amounts reflect “Total
Compensation” as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

Average Compensation Actually Paid to Non-PEO NEOs	2025
Average Summary Compensation Table Total	$9,421,778
Less average value of Stock Options and RSUs reported in Summary Compensation Table	$4,395,597
Less average Change in Pension Value reported in Summary Compensation Table	$1,726,039
Plus average year-end fair value of outstanding and unvested equity awards granted in the year	$25,295,476
Plus average fair value as of vesting date of equity awards granted and vested in the year	—
Plus (less) average year over year change in fair value of outstanding and unvested equity awards granted in prior years	$25,890,185
Plus (less) average change in fair value from prior fiscal year end to the vesting date of equity awards granted in prior years that vested in the year	—
Less prior year-end fair value for any equity awards forfeited in the year	—
Plus dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the Summary Compensation Table Total for the covered fiscal year	—
Plus average pension service cost for services rendered during the year	$660,342
Average Compensation Actually Paid to Non-PEO NEOs	$55,146,145
(5)Total Shareholder Return (TSR) is calculated by dividing (a) the difference between our share price at the end of each fiscal year shown and the beginning of the measurement period, and the beginning of the measurement period by (b) our share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2020.
(6)The peer group used for this purpose is the following published industry index: Nasdaq U.S. Benchmark Pharmaceuticals TR Index. This is the
peer group that is used in our five-year performance graph that is disclosed in Item 5 of our Annual Report on Form 10-K for the year ended
December 31, 2025.
(7)The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.
(8)Revenue was chosen from the four most important performance measures we use to link compensation actually paid to the PEO and other
NEOs in each applicable year to our company’s performance.

62	United Therapeutics, a public benefit corporation
Executive Compensation
Description of Certain Relationships between Information Presented in the Pay Versus Performance Table
While we use several performance measures to align executive compensation with our performance, all of those measures are not presented in the Pay Versus Performance table. In accordance with SEC rules, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.
Compensation Actually Paid, Cumulative TSR, and Peer Group TSR
Compensation Actually Paid and Net Income
Compensation Actually Paid and Company-Selected Measure (Revenue)

2026 Proxy Statement	63
Executive Compensation
Performance Measures
The most important financial and operational performance measures we use to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to our performance are as follows:
•Revenue
•Cash Profit Margin
•R&D Performance
•Manufacturing Performance
Pay Ratio
As required by Section 953(b) of the Dodd Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we
are required to disclose the ratio of the 2025 compensation of our principal executive officer to that of our median compensated employee.
During 2025, our principal executive officer was our Chief Executive Officer, Dr. Martine Rothblatt. For purposes of this pay ratio disclosure, Dr. Rothblatt’s 2025 annual total compensation was $18,059,013, and the 2025 total annual compensation for our median employee, identified as discussed below, was $237,406, resulting in a pay ratio of approximately 76:1. Dr. Rothblatt’s total compensation for purposes of this disclosure differs from the total annual compensation reflected in the Summary Compensation Table because we included the value of employer paid non-discriminatory health and welfare benefits and basic life insurance premiums, which are not required to be disclosed in the Summary Compensation Table, but which we include here to give a more complete picture of our median employee’s total rewards compensation.
In accordance with Item 402(u) of Regulation S-K, we identified our employee population as of October 1, 2025 and determined the median employee by (1) aggregating for each applicable employee (a) annual base salary determined as of October 1, 2025 for salaried employees (or hourly rate as of the same date, multiplied by estimated hours worked in 2025, for hourly employees); and (b) the target cash incentive, commissions, and overtime earned in 2025; and (2) ranking this compensation measure for our employees from lowest to highest. This calculation was performed for all employees except as disclosed in the following paragraph, excluding Dr. Rothblatt, whether employed on a full time, part time, or seasonal basis.
For purposes of identifying the median employee, all employees located outside of the United States as of October 1, 2025, totaling 18 individuals, were excluded from the determination of the median employee pursuant to the so-called de minimis exemption, which permits us to exclude foreign employees, up to 5% of our total employee population of 1,405, on a whole country basis. As of October 1, 2025, these employees were located in the following countries: Canada (12), United Kingdom (4), Ireland (1), and the Netherlands (1). Applying
this de minimis exemption, as of October 1, 2025, we considered a total of 1,387 U.S.-based employees (excluding our CEO) and no employees located outside of the United States. Irrespective of the de minimis exemption, on this same date we had 1,387 U.S.-based employees (excluding our CEO) and 18 employees located outside of the United States.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation, allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

64	United Therapeutics, a public benefit corporation
Executive Compensation

3	Approval of the United Therapeutics Corporation 2026 Stock Incentive Plan
We are asking our shareholders to approve the United Therapeutics Corporation 2026 Stock Incentive Plan (the Plan). On April 22, 2026,
our Board of Directors unanimously adopted and approved the Plan. If shareholder approval of the Plan is obtained at the 2026 Annual
Meeting of Shareholders, we will not grant any additional awards under the United Therapeutics Corporation Amended and Restated 2015
Stock Incentive Plan (the Prior Plan), and the number of shares remaining available under the Prior Plan as of the effective date of the
Plan will become available for grant under the Plan. Awards previously granted under the Prior Plan would be unaffected by the adoption of the Plan, and they would remain outstanding under the terms pursuant to which they were previously granted.
Our Board of Directors adopted and approved the Plan to stimulate the efforts of non-employee directors, officers, employees, and other service providers, in each case who are selected to be participants in the Plan, by heightening the desire of such persons to continue working toward and contributing to our success and progress. The Plan allows grants of stock options, stock appreciation rights, restricted stock, restricted stock units, and stock awards, any of which may be performance-based, and for cash incentives.
We believe that a comprehensive equity compensation program serves as a necessary and powerful tool to attract, retain, and incentivize individuals essential to our financial success and accordingly benefits all of our shareholders by allowing us to retain individuals who are expected to make significant contributions to the creation of shareholder value, and drive execution of our growth strategy for Tyvaso, ralinepag, and our organ development programs. Our Board believes adoption of the Plan, including the requested share reserve, should be evaluated in light of our specific execution priorities, rather than by reference solely to generalized market screens.
Pursuant to the Plan, the aggregate number of shares of our common stock that may be issued under the Plan would equal (A) the sum of
(i) the shares that remain available for grant under the Prior Plan as of the effective date of the Plan (the Prior Plan’s Available Reserve)
plus (ii) 1,500,000 new shares, plus (B) shares subject to outstanding stock awards under the Prior Plan as of the date the Plan becomes effective that, after such date, are canceled, expired, forfeited, or otherwise not issued under such an award granted under the Prior Plan and shares subject to awards granted under the Prior Plan that are settled in cash (the Returning Shares). As of March 17, 2026,
2,412,260 shares remained available for future grant under the Prior Plan and 5,966,733 shares were subject to outstanding awards under the Prior Plan.
Approval of the Plan requires the affirmative vote of the holders of a majority of the voting power of all shares of stock entitled to vote thereon, present in person or by proxy, at our Annual Meeting. Abstentions have the same effect as an “against” vote. Broker non-votes, if any, have no impact on the vote.
Our Board of Directors recommends that you vote FOR the approval of the United Therapeutics Corporation 2026 Stock
Incentive Plan.

Why You Should Vote For the Plan
Our Board of Directors recommends that our shareholders approve the Plan.
•Reasonable Share Request. At the current burn rate for our equity awards, we expect that the 2,412,260 shares that remain available as of March 17, 2026 for issuance under the Prior Plan may be insufficient to fund the annual issuance of awards to our employees and executives in March 2028. We manage our equity award use carefully, with a three-year average burn rate of 1.9%
and dilution in line with industry norms. The additional 1,500,000 shares that would be added to our available share pool under the
Plan represents potential incremental dilution of approximately 3.5% based on shares outstanding as of March 17, 2026, and are expected to support roughly two to three years of equity grants at our recent levels of usage when combined with the shares remaining available for issuance under the Prior Plan. Further, multiple share repurchases over the past 12 months have reduced the number of shares outstanding, mechanically increasing percent-based metrics often used in analyzing equity plans.
•Market Competitiveness and Broad-Based Usage. We offer equity-based compensation to nearly all of our full-time employees, executive officers, and non-employee directors. Like other similarly-situated biotech and pharmaceutical companies, many of which we compete with for talent, equity is an important part of our compensation program. Our ability to continue granting equity-based awards broadly is crucial to ensure that we can attract, retain, motivate, and reward key talent so that we can continue to deliver exceptional performance.
•Fuel for our Growth Engine. As we prepare for our next wave of anticipated growth, the additional shares under the Plan will be crucial as we compete for top-tier talent to meet our growth objectives. We are simultaneously managing a fast-growing commercial business, executing multiple potentially value-defining late-stage development opportunities, and continuing to build out our organ transplantation programs. With positive phase 3 results for ralinepag in PAH and nebulized Tyvaso in IPF, we are preparing for a period of substantial growth during which attracting, retaining, and motivating highly-specialized scientific, manufacturing, and commercial talent will be especially important. Continued access to equity compensation will be a critical tool for our success.

2026 Proxy Statement	65
Executive Compensation
If the Plan is not approved, we may need to grant cash-based or other awards in order to remain competitive; these awards may not align the interests of our key employees and non-employee directors as closely with those of our shareholders as equity awards. In addition, the use of cash resources to deliver competitive pay would divert cash from use in running other aspects of our business and investing in future product development.
Promotion of Good Corporate Governance Practices
Our company and our Board of Directors have designed the Plan to include a number of provisions that we believe promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, officers, employees, and other service providers and shareholders’ interests. These provisions include, but are not limited to:
•the Plan allows for awards to be granted with performance-based vesting conditions;
•stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date;
•at any time when the exercise price of a stock option or stock appreciation right is above the market value of our common stock, we cannot, without shareholder approval, directly or indirectly “reprice” those awards;
•stock options granted under the Plan cannot be subject to a “reload” feature;
•the Plan does not have an evergreen feature and does not provide tax gross-ups on awards;
•awards under the Plan are subject to our Clawback Policy and we have the authority under the Plan to cancel outstanding awards
(vested or unvested) in the event the applicable plan participant engages in an “act of misconduct” (as such term is defined in the
Plan);
•no participant may receive dividends or dividend equivalents in respect of an unvested award; and
•the Plan specifies limits on cash and equity compensation that may be provided annually to our non-employee directors.
Key Data
The following table includes information regarding all of our outstanding equity awards (under all of our equity-based compensation plans under which shares of common stock may be issued, other than our Employee Stock Purchase Plan) and shares available for future awards under the Prior Plan as of March 17, 2026:

Total shares underlying all outstanding stock options	4,573,038
Weighted average exercise price of outstanding stock options	$191.94
Weighted average remaining contractual life of outstanding stock options	3.5 years
Total shares of common stock outstanding	42,477,595
Total shares underlying all outstanding and unvested performance shares	578,146
Total shares underlying all outstanding and unvested restricted stock (excluding performance shares)	815,549
Shares available for future awards that could be issued under the 2015 Stock Incentive Plan	2,412,260
Shares available for future awards that could be issued under the 2019 Inducement Stock Incentive Plan(1)	2,619
(1)The fungible share ratio of 2.14:1 will apply to full value awards granted under the 2019 Inducement Stock Incentive Plan.
The potential dilution from the additional 1,500,000 shares to be made available for issuance under the Plan is approximately 3.5%
(calculated as the additional shares requested divided by shares outstanding as of March 17, 2026). Our Board of Directors has
considered this potential dilution level in the context of competitive data from our peer group and believes that the resulting dilution levels would be within normal competitive ranges. Actual dilution from the Plan will depend on several factors, including the type of awards made under the Plan.

66	United Therapeutics, a public benefit corporation
Executive Compensation
We manage our long-term dilution goal by limiting the number of shares subject to equity awards that we grant annually, commonly referred to as burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans and is defined as the number of shares granted under our equity incentive plans divided by the weighted average number of common shares outstanding at the end of the year. We have calculated the burn rate under the Prior Plan for the past three years, as set forth in the following table:

	Options Granted(1)	Full-Value Shares Granted(1)	Total Granted = Options+ Full-Value Shares	Weighted Average Number of Common Shares Outstanding	Burn Rate
Fiscal 2025	377,716	382,436	760,152	44,269,312	1.7%
Fiscal 2024	551,667	437,037	988,704	45,167,731	2.2%
Fiscal 2023	455,996	370,068	826,064	46,788,051	1.8%
Three-Year Average	461,793	396,514	858,307	45,408,365	1.9%
(1)These figures reflect time-based and performance-based full-value awards granted during the applicable fiscal year and both time-based and performance-based stock option awards granted during the applicable fiscal year.
An additional metric that we use to measure the cumulative impact of our equity program is overhang (the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted, divided by the sum of the total number of shares of our common stock outstanding, plus the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted). Of the shares subject to outstanding awards under our equity plans as of
March 17, 2026, there were zero outstanding shares subject to stock options with exercise prices greater than $540.02. If the Plan is approved, our overhang calculated on this basis would increase to approximately 18.9%, and then would be expected to decline as awards are exercised and/or become vested.
When considering the Plan, our Board of Directors also reviewed, among other things, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, with the Prior Plan’s Available Reserve, plus the 1,500,000 additional shares to be made available under the Plan, and the incorporation into the Plan of any Returning Shares, the Plan is expected to satisfy our equity compensation needs for approximately two to three years of similar levels of awards based on current utilization levels. Our Board of
Directors is committed to effectively managing the number of shares reserved for issuance under the Plan while minimizing shareholder dilution.
Plan Summary
The following summary of the material terms of the Plan is qualified in its entirety by reference to the complete statement of the Plan, which is set forth in Annex A to this Proxy Statement.
Administration
The Plan will be administered by our Compensation Committee. Subject to the express provisions of the Plan, the administrator is authorized and empowered to take all actions that it determines to be necessary or appropriate in connection with the administration of the
Plan. All decisions, determinations, and interpretations by our Compensation Committee regarding the Plan and awards granted under the
Plan will be final and binding on all participants and other persons holding or claiming rights under the Plan or an award under the Plan.
Our Compensation Committee may authorize one or more of our officers to perform any or all actions that the administrator is authorized and empowered to do or perform under the Plan. Our Compensation Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more of our officers or employees, and/or to one or more agents.
Participants
Any person who is a current or prospective officer or employee of United Therapeutics or of any subsidiary may be eligible for selection by the administrator for the grant of awards under the Plan. In addition, non-employee directors and any service providers who have been retained to provide consulting, advisory or other services to us may be eligible for the grant of awards under the Plan. Options intended to qualify as “incentive stock options” (ISOs) within the meaning of Section 422 of the Code may be granted only to our employees.
Approximately 1,440 officers and employees and 12 non-employee directors would currently qualify to participate in the Plan. Although the
Plan permits granting equity awards to consultants, there are not currently any outstanding equity awards held by consultants and we do not expect to grant any such awards in the future.

2026 Proxy Statement	67
Executive Compensation
Shares Subject to the Plan and to Awards
Subject to changes in our capitalization, the aggregate number of shares of our common stock issuable pursuant to all awards under the
Plan will not exceed (A) the sum of (i) the Prior Plan’s Available Reserve and (ii) 1,500,000 new shares, plus (B) the Returning Shares, if any, which become available for grant under the Plan from time to time. The shares issued pursuant to awards granted under the Plan may be shares that are authorized and unissued or issued shares that were reacquired by us, including shares purchased in the open market.
For purposes of determining the share limits described in the paragraph above, the aggregate number of shares issued under the Plan at any time will equal only the number of shares actually issued upon exercise or settlement of an award.
Shares subject to awards that have been canceled, expired, forfeited, or otherwise not issued under an award, shares issued under an award that are reacquired by us due to the failure of the award to vest, shares that were subject to a stock-settled stock appreciation right and were not issued upon the net settlement or net exercise of such stock appreciation right, shares used to pay the exercise price of an option, shares delivered to or withheld by us to pay the withholding taxes related to an award, shares repurchased on the open market with the proceeds of an option exercise, and shares subject to awards settled in cash, will not count as shares issued under the Plan. Any shares that were subject to awards under the Plan that again become available for awards under the Plan or become available under the
Plan as Returning Shares will be added as one share for every one share subject to such award.
Subject to certain adjustments, the aggregate number of shares that may be issued pursuant to the exercise of ISOs granted under the
Plan will not exceed 3,900,000.
In addition, the aggregate dollar value of awards (based on the aggregate accounting value on the date of grant) granted pursuant to the
Plan during any calendar year to any non-employee director may not exceed $400,000 for annual equity grants (plus, for the year an individual first becomes a non-employee director (x) an initial equity grant valued at $400,000, plus (y) a pro rata portion of the $400,000 annual equity-based award value based on the number of months remaining in the Board of Directors service year at the date of grant).
The annual equity award may be payable in options, restricted stock units, or a combination of both, as elected by the non-employee director. The Plan further provides that the cash compensation paid or payable to a non-employee director with respect to any calendar year may not exceed $60,000 (with additional cash compensation of $40,000 for the Lead Independent Director, $25,000 for each committee chair, and $15,000 for each other committee membership), plus a pro-rated portion of the aggregate cash compensation for the roles in which the non-employee director serves for the year an individual first becomes a non-employee director. In addition, a non-employee director may be compensated for special assignments in an amount not to exceed $50,000 per year.
Registration of Securities. We intend to file a registration statement on Form S-8 to register the shares issuable under the Plan as soon as practicable following receipt of shareholder approval.
Option Awards
The administrator will establish the exercise price per share under each option, which, other than in the event of options granted in connection with a merger or other acquisition, will not be less than the fair market value (or 110 percent of the fair market value in the case of ISOs granted to individuals who own more than 10 percent of our common stock) of a share on the date the option is granted. The administrator will establish the term of each option, which in no case may exceed a period of ten years from the date of grant (or five years in the case of ISOs granted to individuals who own more than 10 percent of our common stock). Options granted under the Plan may either be ISOs or options which are not intended to qualify as ISOs, or nonqualified stock options (NQSOs). Unless the administrator determines otherwise: (1) upon termination of employment other than due to death, disability, or termination for cause, participants may continue to exercise their options for 90 days (or until the expiration date of the option, if earlier) to the extent that they were exercisable upon the date of termination; (2) upon death or disability, options become fully vested and remain exercisable for one year (or until the expiration date of the option, if earlier) following such event; and (3) upon termination of employment for cause, all options are forfeited. Stock options may not include any “reload” feature. No participant will have any rights as a shareholder with respect to any shares subject to options until such shares have been issued, including, for avoidance of doubt, no voting rights and no rights to receive dividends, distributions, or dividend equivalents in respect of an option or any shares subject to an option until the participant has become the holder of record of such shares.
Stock Appreciation Rights
A stock appreciation right provides the right to receive the monetary equivalent of the increase in value of a specified number of the shares over a specified period of time after the right is granted. Stock appreciation rights may be granted to participants either in tandem with or as a component of other awards granted under the Plan (tandem SARs) or not in conjunction with other awards (freestanding SARs). All freestanding SARs will be granted subject to the same terms and conditions applicable to options as set forth above and in the Plan, and all tandem SARs will have the same exercise price, vesting, exercisability, forfeiture, and termination provisions as the award to which they relate. Participants will have no voting rights and will have no rights to receive dividends, distributions, or dividend equivalents in respect of stock appreciation rights or any shares subject to stock appreciation rights until the participant has become the holder of record of such shares.

68	United Therapeutics, a public benefit corporation
Executive Compensation
Restricted Stock and Restricted Stock Units
Restricted stock is an award or issuance of shares the grant, issuance, retention, vesting, and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as the administrator determines appropriate. Restricted stock units are awards denominated in units of shares under which the issuance of shares is subject to such conditions (including continued employment or performance conditions) and terms as the administrator determines appropriate.
Unless the administrator determines otherwise, (1) upon termination of employment for any reason other than death or disability, all restricted stock and restricted stock units still subject to restrictions as of the date of termination will be forfeited; and (2) upon death or disability, the restrictions remaining on a participant’s restricted stock and restricted stock units will lapse.
Unless otherwise determined by the administrator, participants holding shares of restricted stock granted under the Plan may exercise full voting rights with respect to those shares during the period of restriction, and participants will have no voting rights with respect to shares underlying restricted stock units unless and until such shares are reflected as issued and outstanding shares in our stock ledger.
Participants in whose name restricted stock is granted will be entitled to receive all dividends and other distributions paid with respect to those shares, unless determined otherwise by the administrator. Participants will be entitled to receive dividends or dividend equivalents with respect to shares underlying restricted stock units only to the extent provided by the administrator. However, in no event will dividends, distributions or dividend equivalents be payable with respect to unvested or unearned awards until such awards vest.
Stock Awards
The administrator may grant stock awards under the Plan, which will be subject to the terms and conditions determined by the administrator. Participants will have all voting, dividend, liquidation, and other rights with respect to shares underlying a stock award, subject to any restrictions on transfer determined by the administrator, provided that in no event will dividends, distributions, or dividend equivalents be currently payable with respect to unvested or unearned stock awards until such awards vest.
Incentive Awards
Each incentive award will confer upon the participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year. The administrator will establish the performance criteria and level of achievement of these criteria that will determine the target and maximum amount payable under an incentive award, which criteria may be based on financial performance and/ or personal performance evaluations. Notwithstanding the satisfaction of any performance goals, the amount paid under an incentive award because of either financial performance or personal performance evaluations may be reduced, but not increased, by the administrator based on such further consideration as the administrator may determine. Payment of the amount due under an incentive award may be made in cash or in shares, as determined by the administrator, provided that no participant will have any rights as a shareholder with respect to any shares payable in respect of an incentive award until said shares have been issued, including, for avoidance of doubt, no voting rights and no rights to receive dividends, distributions, or dividend equivalents in respect of an incentive award or any shares subject to an incentive award until the participant has become the holder of record of such shares.
Suspension or Termination of Awards
Unless otherwise determined by the administrator, (1) if our Chief Executive Officer or any other person designated by the administrator reasonably believes that a participant may have committed an act of misconduct (as defined in the Plan), then the participant’s rights to exercise any option, vest in any award and/or receive payment for or shares in settlement of an award may be suspended pending a determination of whether an act of misconduct has been committed; and (2) if the administrator, our Chairperson and Chief Executive
Officer or any other person designated by the administrator determines that a participant has committed an act of misconduct, then the participant (a) may not exercise any option or stock appreciation right, vest in, have restrictions on an award lapse or otherwise receive payment of an award; (b) will forfeit all outstanding awards; and (c) may be required, at the discretion of the administrator, to return or repay any then-unvested shares previously issued under the Plan. In addition, awards granted under the Plan will be subject to recoupment in accordance with our Clawback Policy (and any successor thereto) and any other clawback policy that we adopt or are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Rule 10D-1 under the Exchange Act or other applicable law.
Amendment and Termination
Our Board of Directors may amend, alter, or discontinue the Plan, and the administrator may amend or alter any agreement or other document evidencing an award made under the Plan, except that no such amendment may, without the approval of our shareholders:
(1) increase the maximum number of shares for which awards may be granted under the Plan; (2) reduce the minimum price set forth in the Plan at which options or stock appreciation rights may be granted; (3) reduce the exercise price of outstanding options or stock appreciation rights; (4) extend the term of the Plan; (5) change the class of persons eligible to be participants; (6) otherwise amend the
Plan in any manner requiring shareholder approval by law or under Nasdaq listing requirements (or the listing requirements of any successor exchange that is the primary stock exchange for trading of our shares); or (7) increase the maximum limits set forth in the Plan.

2026 Proxy Statement	69
Executive Compensation
No amendment or alteration to the Plan or an award or award agreement may be made that would impair the rights of the holder of an award without such holder’s consent, provided that no such consent will be required if the administrator determines in its sole discretion and prior to the date of any change in control that such amendment or alteration either is required or advisable in order for us, the Plan, or the award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard. In addition, the Plan may not be amended in any way that causes the Plan to fail to comply with or be exempt from
Section 409A of the Code, unless our Board expressly determines to amend the Plan to be subject to Section 409A of the Code.
Change in Control
The administrator may determine the effect of a change in control (as defined in the Plan) on outstanding awards in a manner that is fair and equitable to participants (as determined by the administrator in its reasonable discretion). These effects, which need not be the same for all participants, may include, but are not limited to: (1) substituting for the shares subject to an outstanding award or portion thereof the stock or securities of the surviving corporation or any successor corporation, in which event the aggregate exercise price of the award will remain the same; and/or (2) converting any outstanding award or portion thereof into a right to receive cash or other property following the consummation of the change in control in an amount equal to the value of consideration to be received for one share of our common stock in connection with such transaction less the purchase or exercise price of the shares subject to the award, multiplied by the number of shares subject to the award or portion thereof.
Adjustments
The number and kind of shares available for issuance under the Plan, and the number and kind of shares subject to the individual and ISO limits set forth under the Plan, will be equitably adjusted by the administrator to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend, or distribution of securities, property, or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of shares outstanding. The terms of any outstanding award will also be equitably adjusted by the administrator as to price, number, or kind of shares subject to such award and other terms to reflect the foregoing events, which adjustments need not be uniform as between different awards or different types of awards. In the event there is a change in the number or kind of outstanding shares under the Plan as a result of a change of control, other merger, consolidation, or otherwise, then the administrator will determine the appropriate and equitable adjustment to be effected.
Transferability
Unless the administrator determines otherwise, awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, and each option or stock appreciation right may be exercisable only by the participant during their lifetime. To the extent permitted by the administrator, the person to whom an award is initially granted may make certain limited transfers to certain family members, family trusts, or family partnerships.
Effective Date and Termination of the Plan
The Plan was adopted by our Board on April 22, 2026 and will become effective upon approval by our shareholders at the 2026 Annual
Meeting of Shareholders. The Plan will remain available for the grant of awards until June 25, 2036, provided that ISOs may not be granted under the Plan after the ten-year anniversary of the date of Board approval.
Federal Income Tax Treatment
The following tax discussion is a general summary as of the date of this Proxy Statement of the U.S. federal income tax consequences to us and the participants in the Plan. The discussion is intended solely for general information and does not make specific representations to any participant. The discussion does not address state, local, or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes. A recipient’s particular situation may be such that some variation of the basic rules is applicable to him or her. In addition, the federal income tax laws and regulations frequently have been revised and may be changed again at any time. Therefore, each recipient is urged to consult a tax advisor before exercising any award or before disposing of any shares acquired under the Plan both with respect to federal income tax consequences as well as any foreign, state, or local tax consequences.
Stock Options
ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of
Section 422 of the Code. NQSOs need not comply with such requirements.
An optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO until the later of two years following the option grant date and one year following exercise,

70	United Therapeutics, a public benefit corporation
Executive Compensation
the optionee’s gain, if any, upon a subsequent disposition of such shares is long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee’s basis in the shares (which generally equals the exercise price).
If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying these holding periods, the optionee will recognize ordinary income in the year of disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares, and capital gain or loss for any other difference between the sale price and the exercise price. Our company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, we will be entitled to a deduction in the year the optionee disposes of the shares in an amount equal to the ordinary income recognized by the optionee.
In order for an option to qualify for ISO tax treatment, the grant of the option must satisfy various other conditions more fully described in the Code. We do not guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment.
In the event an option intended to be an ISO fails to so qualify, it will be taxed as an NQSO described below.
An optionee is not taxed on the grant of an NQSO. On exercise, the optionee recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. Our company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. The optionee’s gain (or loss) on subsequent disposition of the shares is long-term capital gain (or loss) if the shares are held for at least one year following exercise, and otherwise is short-term capital gain (or loss). Our company does not receive a deduction for any such capital gain.
Stock Appreciation Rights
Generally, the recipient of a freestanding SAR will not recognize any taxable income at the time the freestanding SAR is granted. If the freestanding SAR is settled in cash, the cash will be taxable as ordinary income to the recipient at the time that it is received. If the freestanding SAR is settled in shares, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares on the day they are received over any amounts paid by the recipient for the shares.
With respect to tandem SARs, if a holder elects to surrender the underlying option in exchange for cash or stock equal to the appreciation inherent in the underlying option, the tax consequences to the employee will be the same as discussed above relating to freestanding
SARs. If the employee elects to exercise the underlying option, the holder will be taxed at the time of exercise as if they had exercised an
NQSO (discussed above).
Our company generally is entitled to a deduction with respect to a SAR at the same time the recipient recognizes ordinary income with respect thereto.
Restricted Stock and Restricted Stock Units
Grantees of restricted stock or restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, grantees generally recognize ordinary income in an amount equal to the fair market value of the stock or units at such time, and we will receive a corresponding deduction. Dividends (if any) paid with respect to unvested shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.
Subject to Section 162(m) of the Code, we generally will be entitled to a deduction with respect to restricted stock and restricted stock units at the same time the recipient recognizes ordinary income with respect thereto.
Stock Awards
Grantees of stock awards generally are required to recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date the shares are granted over the purchase price (if any) paid for the shares. Subject to Section 162(m) of the Code, we generally will be entitled to a deduction with respect to stock awards at the same time the recipient recognizes ordinary income with respect thereto.
Cash Incentive Awards
A participant will have taxable income at the time a cash incentive award is paid or, if the participant has timely elected deferral to a later date, such later date. At that time, the participant will recognize ordinary income equal to the value of the amount then payable and, subject to Section 162(m) of the Code, we will be entitled to a corresponding deduction.
Company Deduction and Section 162(m)
Our company generally will be entitled to a deduction for federal income tax purposes as described above with respect to each type of award. However, pursuant to the Tax Cuts and Jobs Act that was signed into law in December 2017, for taxable years beginning on or after January 1, 2018, the compensation deductible with respect to the Chief Executive Officer, the Chief Financial Officer, and the
individuals serving as our officers at the end of such year who are among the three highest compensated executive officers (other than the
Chief Executive Officer and Chief Financial Officer) for proxy reporting purposes, as well as for individuals who were proxy officers for any taxable year beginning after December 31, 2016, Section 162(m) limits the amount of compensation otherwise deductible by us and our subsidiaries for such year to $1,000,000.

2026 Proxy Statement	71
Executive Compensation
New Plan Benefits
The benefits that will be awarded or paid under the Plan are not currently determinable. Awards granted under the Plan are within the discretion of our Compensation Committee, and our Compensation Committee has not determined future awards or who might receive them. Notwithstanding the foregoing, in accordance with our non-employee director compensation policy, annual equity awards in the form of stock options and/or RSUs with a grant date fair value equal to $400,000 are generally granted once per year on the date of the first meeting of our Board following our Annual Meeting of Shareholders and thus we expect, if the Plan is approved by shareholders, each non-employee director will receive such a grant under the Plan subject to continued service at such time. Information about awards granted in fiscal year 2025 under the Prior Plan to our NEOs can be found in the table under the heading Grants of Plan-Based Awards. As of
March 17, 2026, the closing price of a share of our common stock on the Nasdaq was $540.02.
Securities Authorized for Issuance Under Equity
Compensation Plans
The following table presents information as of December 31, 2025, regarding our securities authorized for issuance under equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options and RSUs (a)(3)	Weighted average exercise price of outstanding options (b)(4)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(5)
Equity compensation plan approved by security holders(1)	6,019,453	$166.11	5,518,169
Equity compensation plan not approved by security holders(2)	33,748	—	2,619
Total	6,053,201	$166.11	5,520,788
(1)All outstanding stock options were issued under our equity incentive plan approved by security holders in 2015 (the 2015 Plan). Except for restricted stock units (RSUs) issued under the 2019 Inducement Plan discussed below, all outstanding RSUs were issued under the 2015
Plan. In addition, our employees have outstanding rights to purchase our common stock at a discount as part of our Employee Stock Purchase
Plan (ESPP), which was approved by security holders in 2011. Information regarding these plans is contained in Note 8—Share-Based
Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.
(2)We have one equity incentive plan, the United Therapeutics Corporation 2019 Inducement Stock Incentive Plan (the 2019 Inducement Plan),
that has not been approved by our shareholders, as permitted by the Nasdaq Stock Market rules. The 2019 Inducement Plan was approved by our Board of Directors in February 2019 and provides for the issuance of up to 99,000 shares of our common stock in the aggregate under awards granted to newly-hired employees. Information regarding this plan is contained in Note 8—Share-Based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.
(3)Column (a) includes 4,636,330 shares of our common stock issuable upon the exercise of outstanding stock options issued under the 2015
Plan; 1,383,123 shares issuable upon the vesting of outstanding RSUs issued under the 2015 Plan; and 33,748 shares issuable upon the vesting of outstanding RSUs issued under the 2019 Inducement Plan. The number under column (a) represents the actual number of shares issuable under our outstanding awards without giving effect to the share counting formula described below in footnote 5.
(4)Column (b) represents the weighted average exercise price of the outstanding stock options only. The outstanding RSUs are not included in this calculation because they do not have an exercise price.
(5)Column (c) includes 3,086,374, 2,431,795, and 2,619 of shares available for future issuance under the 2015 Plan, the ESPP, and the
2019 Inducement Plan, respectively, including 16,076 shares subject to purchase under the ESPP for the purchase periods in effect as of
December 31, 2025. Under the ESPP, employees may purchase shares based upon a six-month offering period at an amount equal to the lower of 85 percent of the closing price of our common stock on either the first or last trading day of a given offering period. Refer to Note 8—
Share-Based Compensation—ESPP in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended
December 31, 2025 for more information. The 2015 Plan and 2019 Inducement Plan use a share counting formula for determining the number of shares available for issuance under the plans. In accordance with this formula, each RSU granted prior to March 17, 2020 under the 2015
Plan and each RSU granted under the 2019 Inducement Plan depletes the number of shares available for future issuance by 2.14 shares, while each RSU granted on or after March 17, 2020 under the 2015 Plan depletes the number of shares available for future issuance by 1.35 shares. Therefore, if any RSU does not vest, the number of shares available for future issuance will increase by 1.35 and 2.14 under the 2015
Plan and 2019 Inducement Plan, respectively, because of the share counting formula described above. Each stock option granted under the
2015 Plan depletes the number of shares available for future issuance by one share and does not use the share counting formula described above.

72	United Therapeutics, a public benefit corporation
AUDIT MATTERS

4	Ratification of The Appointment of Ernst & Young LLP as United Therapeutics Corporation’s Independent Registered Public Accounting Firm for 2026
The Audit Committee of our Board has appointed Ernst & Young LLP (EY) as our independent registered public accounting firm for the year 2026. Services provided to us and our subsidiaries by EY in 2025 are described under the section entitled Principal Accountant Fees and Services below.
We ask that our shareholders vote to ratify the appointment of EY as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, our Board has chosen to submit the ratification of EY’s appointment to our shareholders as a matter of good corporate practice. In the event our shareholders do not ratify the appointment of EY, such appointment will be reconsidered by our Audit Committee and our Board. Following such reconsideration, our Audit Committee may still appoint EY if it determines doing so to be in the best interests of the company. Even if the appointment of EY is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our shareholders.
Approval of this proposal requires the affirmative vote of the holders of a majority of the voting power of all shares of stock entitled to vote thereon, present in person or by proxy, at our Annual Meeting. Abstentions have the same effect as an “against” vote.
If you hold your shares through brokerage accounts, it is expected that brokers may have the discretion to vote on this item in the absence of your instructions.
Representatives of EY are expected to be present at our Annual Meeting to respond to appropriate shareholder questions and to make such statements as they may desire.
Our Board of Directors recommends that you vote FOR the ratification of the appointment of EY as our independent registered public accounting firm for 2026.

Report of our Audit Committee
As the members of the Audit Committee, we oversee United Therapeutics’ financial reporting process on behalf of our Board of Directors.
We are all independent directors under the applicable Nasdaq listing standards and the independence standards set forth in Rule
10A-3(b)(1) under the Exchange Act. Our Board has determined that Richard Giltner, our Audit Committee Chair, is an audit committee financial expert as defined under the rules and regulations of the SEC (based on the relevant experience described in his biography above)
and that each member of our Audit Committee meets the financial sophistication requirement of the Nasdaq listing standards. Our Audit
Committee operates under a written charter, which we review periodically, and which was adopted by our Board. Our charter is consistent with the provisions of the Sarbanes-Oxley Act of 2002, as well as the corporate governance rules issued by the SEC and Nasdaq, as they relate to audit committee requirements.
We have met and held discussions with management and our independent auditors regarding financial reporting. Management is responsible for the financial reporting process and preparation of United Therapeutics’ quarterly and annual consolidated financial statements, including maintaining a system of internal controls and disclosure controls and procedures. Our Audit Committee is directly responsible for the appointment, compensation, retention, oversight, and termination of our independent auditors. EY functioned as our independent auditors for 2025 and has served as our auditor since 2003. EY is responsible for expressing an opinion on (1) the conformity of our consolidated financial statements with generally accepted accounting principles; and (2) our internal control over financial reporting.
Our Audit Committee does not prepare financial statements or conduct audits.
In conjunction with the December 31, 2025, audited consolidated financial statements, we have:
•Reviewed and discussed United Therapeutics’ 2025 audited consolidated financial statements with our management and EY, including discussions about critical accounting policies, other financial accounting and reporting principles and practices appropriate for us, and the reasonableness of significant judgments.
•Reviewed and discussed management’s assessments of the effectiveness of internal controls over financial reporting and EY’s related assessments and auditing procedures.

2026 Proxy Statement	73
Audit Matters
•Discussed with EY the overall scope of and plans for our audits and reviews. Our Audit Committee has met with EY, with and without management present, to discuss our financial reporting processes and internal accounting controls. We have reviewed all important audit findings prepared by EY.
•Discussed with EY matters that are required to be discussed by applicable Public Company Accounting Oversight Board (PCAOB)
and SEC requirements. EY also provided to our Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding its communications with our Audit Committee concerning independence. We also discussed with EY their independence, including any relationships that may have an impact on their objectivity and independence, and satisfied ourselves as to EY’s independence. We also reviewed and pre-approved the scope and fees for all audit and other services performed by EY for us.
•Met and reviewed with members of senior management and EY the certifications provided by our Chairperson and Chief Executive
Officer and our Chief Financial Officer under the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC relating to these certifications and the overall certification process.
Based on these reviews and discussions, our Audit Committee recommended to our Board of Directors that our audited consolidated financial statements for 2025 be included in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC.
Submitted by the Audit Committee:
RICHARD GILTNER (Chair)
CHRISTOPHER CAUSEY
JUDY OLIAN
JAN MALCOLM
TOMMY THOMPSON
Principal Accountant Fees and Services
Fees for professional services provided by EY in each of the last two years in each of the following categories were:

	2025	2024
Audit fees	$2,882,359	$2,564,371
Audit-related fees	—	—
Tax fees:
Fees for tax compliance services	358,168	396,367
Fees for tax consulting services (including tax advice and tax planning)	4,658	65,558
Total tax fees	362,826	461,925
All other fees	7,632	7,632
	$3,252,817	$3,033,928
Audit fees include the aggregate fees billed for the audit of our consolidated annual financial statements, reviews of our interim consolidated financial statements included in quarterly reports, accounting and financial reporting consultations, and services in connection with registration statements. Audit-related fees include the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported as audit fees. Tax fees include the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning. All other fees included license fees for an accounting research online software tool.
The Audit Committee of our Board of Directors has considered and determined that the provision of non-audit services by EY is compatible with maintaining EY’s independence. Since EY’s appointment as our independent registered public accounting firm, our Audit Committee has pre-approved all of the services performed by EY.

74	United Therapeutics, a public benefit corporation
Audit Matters
Policy on Pre-Approval of Audit Services and Non-Audit Services
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services performed by our independent auditors. These services may include audit services, audit-related services, tax services, and other services. For audit services, our independent auditor provides an engagement letter to our Audit Committee prior to commencing its second quarter review work, which outlines the scope of the proposed audit and audit-related fees. Our Audit Committee reviews the letter and negotiates with and formally engages the auditor.
For non-audit services, our senior management may from time to time recommend to our Audit Committee that it engage our independent auditor to provide non-audit services, and request our Audit Committee to approve such engagement. Our senior management and our independent auditor will each confirm to our Audit Committee that each non-audit service is permissible under all applicable legal requirements. A budget estimating non-audit service spending for the fiscal year will be provided to our Audit Committee along with the request. Our Audit Committee must approve the permissible non-audit services and the budget for such services. Our Audit Committee has delegated authority to our Audit Committee Chair to pre-approve audit and permissible non-audit services below a certain threshold. Our
Audit Committee will be informed periodically as to the non-audit services actually provided by our independent auditor pursuant to this pre-approval process.

2026 Proxy Statement	75
OTHER MATTERS
Certain Relationships and Related Party Transactions
Review and Approval of Related Party Transactions
We have adopted a written policy for the review of transactions, arrangements, and relationships between our company and our directors, director nominees, executive officers, greater than 5% shareholders, and their immediate family members where the amount involved exceeds $100,000. The policy requires our Audit Committee to review certain transactions subject to the policy and determine whether to approve or ratify those transactions. In doing so, our Audit Committee considers, among other factors, whether the transaction is on terms that are no less favorable to our company than terms generally available to an unaffiliated third party under similar circumstances and the extent of the related person’s interest in the transaction. The policy also provides the Chairperson of our Audit Committee with the authority to approve or ratify transactions in which the amount involved is expected to be less than $500,000. Information on transactions approved or ratified by the Chairperson of our Audit Committee is provided to our Audit Committee at its next regularly scheduled meeting.
Our Audit Committee has considered and adopted standing pre-approvals under the policy for certain limited transactions with related persons that meet specific criteria. Information on transactions subject to pre-approval is provided to our Audit Committee at its next regularly scheduled meeting. Pre-approved transactions are limited to:
•executive officers’ compensation that is subject to required Proxy Statement disclosure or Compensation Committee approval;
•non-employee director compensation that is subject to required Proxy Statement disclosure;
•certain transactions with other companies and certain charitable contributions that do not exceed certain de minimis thresholds; and
•transactions where all shareholders receive proportional benefits.
Related Party Transactions
From time to time, we may employ family members of certain executive officers. During 2025, Dr. Rothblatt’s daughter, Jenesis Rothblatt, was employed as Project Leader, Corporate Telepresence & Robotics, and received total compensation valued at approximately $155,000.
In 2025, we engaged a company that is 50% owned by the son of our General Counsel to perform services related to artificial intelligence.
During 2025, we paid $145,000 under this agreement to this company. We also paid $104,000 directly to the son of our General Counsel in connection with these services in 2025.
Beneficial Ownership of Common Stock
The following table sets forth certain information as of April 10, 2026 (unless otherwise noted), with respect to the beneficial ownership of our common stock by: (1) each person or entity who we know beneficially owns more than 5% of the outstanding shares of our common stock; (2) each director and director nominee; (3) each of our NEOs (which include our Chairperson and Chief Executive Officer, our Chief
Financial Officer and Treasurer, our President and Chief Operating Officer, and our Executive Vice President and General Counsel); and
(4) all of our directors and executive officers as a group. Unless otherwise noted, the address of each person listed below is our co-headquarters address at 1000 Spring Street, Silver Spring, Maryland 20910.

76	United Therapeutics, a public benefit corporation
Other Matters

Name	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Outstanding Shares(2)
Beneficial Owners(3)
BlackRock, Inc.(4) 50 Hudson Yards New York, NY 10001	5,294,844	12.5%
Avoro Capital Advisors LLC(5) 110 Greene Street, Suite 800 New York, NY 10012	2,858,888	6.8%
Wellington Management Group LLP(6) 280 Congress Street Boston, MA 02210	2,441,492	5.8%
Executive Officers, Directors, and Nominees
Martine Rothblatt(7)	2,867,290	6.5%
James Edgemond(8)	417,657	1.0%
Paul Mahon(9)	233,872	*
Michael Benkowitz(10)	121,106	*
Tommy Thompson(11)	57,690	*
Christopher Patusky(12)	43,260	*
Ray Kurzweil(13)	42,410	*
Linda Maxwell(14)	37,560	*
Nilda Mesa(15)	32,756	*
Richard Giltner	20,574	*
Christopher Causey(16)	13,750	*
Louis Sullivan(17)	9,560	*
Raymond Dwek(18)	9,200	*
Judy Olian(19)	6,565	*
Jan Malcolm(20)	3,085	*
Kevin Tracey	—	*
All directors and executive officers as a group (16 persons)(21)	3,916,335	8.6%
*Less than one percent
(1)Beneficial ownership is determined in accordance with the rules of the SEC and generally includes ownership of those shares over which the person has sole or shared voting or investment power. Beneficial ownership also includes ownership of shares of our common stock subject to rights and options currently exercisable or convertible, or exercisable or convertible within 60 days after April 10, 2026. Except where indicated
otherwise, and subject to community property laws where applicable, to our knowledge, the persons listed in the table above have sole voting and investment power with respect to their shares of our common stock.
(2)Ownership percentage is based on 42,261,023 shares of our common stock outstanding on April 10, 2026, plus, as to the holder thereof and no other person, the number of shares (if any) that the person has the right to acquire as of April 10, 2026, or within 60 days thereafter, through the exercise of stock options or other similar rights.
(3)In a Schedule 13G/A filed with the SEC on March 27, 2026, The Vanguard Group reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over United Therapeutics securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).
(4)Beneficial ownership information obtained from a Schedule 13G/A filed by BlackRock, Inc. on January 24, 2024, reporting beneficial ownership as of December 31, 2023. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 5,008,832 shares and sole dispositive power over 5,294,844 shares.
(5)Beneficial ownership information obtained from a Schedule 13G/A filed by Avoro Capital Advisors LLC (Avoro) and Behzad Aghazadeh, who
serves as the portfolio manager and controlling person of Avoro, on February 14, 2024, reporting beneficial ownership as of December 31,
2023. According to the Schedule 13G/A, Avoro and Behzad Aghazadeh each have sole voting power and sole dispositive power over
2,858,888 shares.
(6)Beneficial ownership information obtained from a Schedule 13G/A filed by Wellington Management Group LLP, Wellington Group
Holdings LLP, and Wellington Investment Advisors Holdings LLP (together, Wellington) on February 10, 2026, reporting beneficial ownership as of December 31, 2025. According to the Schedule 13G/A, Wellington has shared voting power over 2,251,660 shares, and shared dispositive power over 2,441,492 shares.

2026 Proxy Statement	77
Other Matters
(7)Includes currently exercisable options to purchase 1,316,368 shares held directly by Dr. Rothblatt and currently exercisable options to purchase 849,192 shares held by a family trust over which Dr. Rothblatt shares investment power. Also includes 8,642 shares held indirectly by trusts over which Dr. Rothblatt has sole investment power and sole voting power, 249,108 shares held indirectly by trusts over which
Dr. Rothblatt’s spouse has sole investment power and sole voting power, 244,562 shares held indirectly by trusts over which Dr. Rothblatt and her spouse have shared investment power and shared voting power, 91,210 additional shares held indirectly by trusts over which Dr. Rothblatt has shared investment power and shared voting power, 45,596 additional shares held indirectly by trusts over which Dr. Rothblatt’s spouse has shared investment power and shared voting power, 166 shares held directly by Dr. Rothblatt’s spouse, and 21,933 shares held by charitable organizations over which Dr. Rothblatt has shared investment and shared voting power.
(8)Includes currently exercisable options to purchase 398,781 shares.
(9)Includes currently exercisable options to purchase 188,700 shares.
(10)Includes currently exercisable options to purchase 99,720 shares held indirectly by trusts over which Mr. Benkowitz has sole investment power and sole voting power.
(11)Includes currently exercisable options to purchase 35,210 shares. Also includes 5,800 shares held in a limited liability company owned by
Gov. Thompson’s family, over which Gov. Thompson has sole investment power and sole voting power, and 8,200 shares held in a family trust with Gov. Thompson as trustee, over which Gov. Thompson has sole investment power and sole voting power. Also includes 880 shares of common stock to be issued on or about July 8, 2026, as the result of the July 7, 2023 vesting of RSUs for which Governor Thompson elected to defer receipt of shares.
(12)Includes currently exercisable options to purchase 40,670 shares. Also includes 1,100 shares held in a family trust with Mr. Patusky as trustee, and over which Mr. Patusky has sole investment power and sole voting power.
(13)Includes currently exercisable options to purchase 29,740 shares.
(14)Includes currently exercisable options to purchase 37,560 shares.
(15)Includes currently exercisable options to purchase 27,470 shares.
(16)Includes currently exercisable options to purchase 9,560 shares.
(17)Includes currently exercisable options to purchase 5,770 shares, which options are held indirectly by a trust over which Dr. Sullivan has sole investment power and sole voting power. Also includes 2,333 shares of which Dr. Sullivan shares investment and voting power with his spouse, and 867 shares held in a trust over which Dr. Sullivan has sole investment power and sole voting power.
(18)Includes currently exercisable options to purchase 7,450 shares.
(19)Includes currently exercisable options to purchase 2,320 shares.
(20)Includes currently exercisable options to purchase 2,960 shares.
(21)Includes currently exercisable options to purchase 3,051,471 shares.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers and greater than 10% shareholders to file reports of ownership and changes in ownership of our equity securities with the SEC. We routinely assist our officers and directors in preparing and filing these reports. Based solely on a review of the copies of reports furnished to us and related written representations from reporting persons, we believe that for the fiscal year ended December 31, 2025, all reporting persons filed the required reports on a timely basis under Section
16(a), except with respect to: (i) one Form 4 for Jan Malcolm untimely reporting two transactions; (ii) one Form 4 for Christopher Causey untimely reporting one transaction; (iii) one Form 4 for Martine Rothblatt untimely reporting five transactions; and (iv) one Form 4 for
Paul Mahon untimely reporting 10 transactions.
Insider Trading Policies and Procedures
We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of our company’s securities by our directors, officers, and employees, and have implemented procedures for our company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq listing standards. Our insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed on February 25, 2026.

78	United Therapeutics, a public benefit corporation
Other Matters
Shareholder Proposals and Director Nominations
Proposals for Inclusion in the Proxy Statement for the 2027
Annual Meeting
Shareholder proposals intended for inclusion in our Proxy Statement and form of proxy for our 2027 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Exchange Act must be received by us at the address indicated below no later than 5:00 p.m. Eastern Time on December 30, 2026, unless the date of the 2027 Annual Meeting is more than 30 days before or after the anniversary of the Annual
Meeting, in which case the deadline is a reasonable time before we begin to print and send our proxy materials. In addition, proposals must otherwise comply with the rules of the SEC for inclusion in our Proxy Statement and form of proxy relating to that meeting. The submission of a shareholder proposal does not guarantee that it will be included in our Proxy Statement and form of proxy.
Director Nominees for Inclusion in the Proxy Statement for the 2027
Annual Meeting
Our proxy access bylaw allows a shareholder or a group of up to 20 shareholders owning shares representing at least 3% of our outstanding voting stock entitled to vote in the election of directors continuously for at least three years to nominate and include in our
Proxy Statement their own director nominees constituting up to 20% of the total number of directors then serving on our Board (or up to
25% if fewer than 10 directors are then serving on our Board), provided that the shareholder(s) and the nominee(s) satisfy the requirements in our bylaws. Notice of director nominees submitted under these bylaw provisions must include the information required under our bylaws. Such notice must be delivered to our Corporate Secretary at the address indicated below no earlier than the close of business on November 30, 2026 and no later than the close of business on December 30, 2026 unless the date of the 2027 Annual
Meeting is more than 30 days before or 45 days after the anniversary of the Annual Meeting, in which case such notice must be received by our Corporate Secretary no later than the close of business on the later of the 120th day prior to the 2027 Annual Meeting or the close of business on the tenth day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.
Other Proposals or Nominees for Presentation at the 2027
Annual Meeting
In order for a shareholder to properly bring other business before the 2027 Annual Meeting of Shareholders, including shareholder proposals and director nominations that are not submitted for inclusion in our Proxy Statement, our bylaws require that the shareholder give timely notice of the proposal or nomination, as applicable, to our Corporate Secretary at the address indicated below in advance of the meeting. Such notice must be given no less than 90 days nor more than 120 days prior to the anniversary of the Annual Meeting unless the date of the 2027 Annual Meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the Annual Meeting, in which case notice of a proposal or nomination, as applicable, must be delivered no later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting or the tenth day following the date on which public announcement of the date of the 2027 Annual Meeting of Shareholders is first made. Accordingly, for the 2027 Annual Meeting, notice of a proposal or nomination, as applicable, must be received by our Corporate Secretary no later than March 28, 2027 and no earlier than February 26, 2027. The notice of such proposal or nomination must provide the information (which includes information required under Rule 14a-19, the SEC’s universal proxy rule) set forth in and meet all other requirements contained in our bylaws. If a shareholder fails to meet these requirements or fails to satisfy the requirements of Rule 14a-4 under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote on any such proposal or nomination in accordance with our best judgment.
All notices of proposals or nominations, as applicable, must be given in writing to our Corporate Secretary by overnight mail, acceptance signature required, to United Therapeutics Corporation, Attention: Corporate Secretary, 1735 Connecticut Avenue N.W., Washington,
D.C. 20009.

2026 Proxy Statement	79
INFORMATION ABOUT THE MEETING,
VOTING, AND PROXIES
Attending the Annual Meeting
This year’s Annual Meeting will be held solely online as a virtual live audio webcast on Friday, June 26, 2026, beginning at 10:30 a.m.
Eastern Time, and will be accessible through the Internet at virtualshareholdermeeting.com/UTHR2026. A virtual format will enable shareholders to participate from any location and at no cost, while safeguarding the health of our shareholders, management, and Board.
Information regarding how shareholders can attend the meeting, vote their shares, and submit questions is provided below.
Admission. The Annual Meeting is limited to shareholders of United Therapeutics as of April 28, 2026 (the Record Date) or holders of a valid proxy for the Annual Meeting. In order to be admitted to the Annual Meeting online, you must enter the 16-digit control number provided in the Notice of Internet Availability, proxy card, or voting instruction form. To avoid any delay due to technical issues, we encourage shareholders to log in to the website and access the webcast 15 minutes before the virtual Annual Meeting’s start time. To attend the meeting online, vote your shares electronically, submit questions, go to virtualshareholdermeeting.com/UTHR2026. Our list of shareholders as of the Record Date will also be available for inspection for the ten days prior to the Annual Meeting. To inspect the list, please complete the information form located at https://ir.unither.com/contact-ir.
Questions. The Annual Meeting will include a question and answer session, and you may submit appropriate questions before and live during the Annual Meeting. Questions may also be submitted during the Annual Meeting through virtualshareholdermeeting.com/
UTHR2026. We will address questions during the Q&A session portion of the Annual Meeting. We will try to answer as many shareholder-submitted questions that comply with the meeting rules of conduct as time permits. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will summarize such questions and provide a single response to avoid repetition. We will post questions and answers on our website shortly after the Annual Meeting.
Control Number. If you are a shareholder of record (your shares are held directly in your name on our stock records and you have the right to vote your shares yourself or by proxy at the Annual Meeting), your valid control number is a 16-digit control number provided in your Notice of Internet Availability or proxy card. You will need your valid 16-digit control number to login to the virtual annual meeting website at virtualshareholdermeeting.com/UTHR2026, and attend the virtual meeting as a shareholder, including in order to vote and ask questions during the Annual Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record
(sometimes referred to as holding shares “in street name”), and your voting instruction form or Notice of Internet Availability indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice of Internet Availability. Otherwise, you should contact your bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
Technical Support. For help with technical difficulties on the meeting day, phone numbers to call for assistance will be available on the log in page (virtualshareholdermeeting.com/UTHR2026). Technical support will be available starting at 9:45 a.m. Eastern Time and until the meeting has finished.
Future Meetings. Future Annual Meetings may be held virtually or in person in various locations, including without limitation locations where United Therapeutics has operations.
General
This Proxy Statement and the accompanying proxy card are being furnished to shareholders of United Therapeutics Corporation in connection with the solicitation by our Board of Directors of proxies to be voted at our 2026 Annual Meeting of Shareholders and any adjournment or postponement thereof. Proxy materials or a Notice of Internet Availability of Proxy Materials are first being sent to shareholders on or about April 29, 2026. The mailing address of our principal executive offices is 1000 Spring Street, Silver Spring,
Maryland 20910.
Record Date and Outstanding Shares
On the Record Date, there were approximately 42,437,233 shares of our common stock outstanding and entitled to vote at our Annual
Meeting. Only shareholders of record on the Record Date will be entitled to vote, either online or by proxy, at our Annual Meeting, and each share will have one vote for each director nominee and one vote for each other matter to be voted on.

80	United Therapeutics, a public benefit corporation
Information About the Meeting, Voting, and Proxies
Internet Availability of Proxy Materials
As permitted by the rules of the Securities and Exchange Commission, we are making our proxy materials available to shareholders primarily via the Internet, rather than mailing printed copies of these materials to shareholders. On or about April 29, 2026, we are sending to many of our shareholders a Notice containing instructions on how to access and review our proxy materials, including our Proxy
Statement and our 2025 Annual Report on Form 10-K, and vote online.
This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and help conserve natural resources. If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. Shareholders who requested paper copies of the proxy materials did not receive the Notice and will receive the proxy materials in the format requested.
Solicitation
We will bear the cost of soliciting proxies. Our directors, officers, and employees may solicit proxies in person or by telephone, fax, email, or regular mail, and they will receive no additional compensation for such work. Copies of solicitation materials may be furnished to brokers, custodians, nominees, and other fiduciaries for forwarding to beneficial owners of shares of our common stock held in street name, and normal handling charges may be paid for such forwarding service. We have also retained Georgeson Inc. to assist in soliciting proxies for a fee of approximately $12,500 plus customary expenses.
Voting Rights and Quorum
Shares can be voted at our Annual Meeting only by shareholders who are present online at our virtual Annual Meeting or represented by proxy. Whether or not you plan to attend our Annual Meeting online, you are encouraged to vote your shares. The representation online at the virtual Annual Meeting or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to achieve a quorum for the transaction of business at the Annual Meeting.
If you are a shareholder of record, you may revoke any proxy given pursuant to this solicitation at any time before it is exercised at the Annual Meeting by delivering to the Corporate Secretary of United Therapeutics Corporation at 1735 Connecticut Avenue N.W.,
Washington, D.C. 20009, a written notice of revocation or a fully executed proxy bearing a later date, voting online before the meeting at
proxyvote.com at a date after the date of your previous proxy, or by attending the Annual Meeting and voting during the meeting at
virtualshareholdermeeting.com/UTHR2026. See the section entitled Attending the Annual Meeting for information regarding how to attend the Annual Meeting online.
If you are a shareholder of record, your shares will not be voted if you do not provide a proxy or attend the Annual Meeting. “Broker non-votes” occur for shares held by brokers, banks, trusts, or other nominees that are represented at the meeting but with respect to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners thereof.
Proposal No. 4 (ratification of the appointment of our independent registered public accounting firm) is expected to be the only proposal with respect to which brokerage firms will be permitted, but not required, to exercise discretion. Brokers are not expected to be able to exercise discretionary authority regarding Proposals No. 1, 2, and 3. Abstentions and broker non-votes will be counted as present in determining whether the quorum requirement is satisfied. Even with respect to matters where brokers may otherwise have the ability to exercise discretionary voting, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, bank, trustee or other nominee how to vote your shares on all proposals to ensure that your vote is counted.
Proxy
If the enclosed proxy card is properly executed and returned prior to the Annual Meeting, the shares represented by the proxy card will be voted in accordance with the shareholder’s directions. If the proxy card is signed and returned without any direction given, shares of our common stock represented by the proxy will be voted in accordance with our Board’s recommendations as follows: (1) FOR the election of each of the director nominees named on the proxy card; (2) FOR the advisory resolution to approve executive compensation; (3) FOR the approval of the United Therapeutics Corporation 2026 Stock Incentive Plan; and (4) FOR the ratification of the appointment of EY as our independent registered public accounting firm for 2026. Each shareholder may appoint only one proxy holder or representative to attend the Annual Meeting on his or her behalf.
Other Business
Management knows of no matters to be presented for action at the Annual Meeting other than as described above. However, if any other matter properly comes before the meeting, it is intended that the persons named in the accompanying form of proxy will vote on such matters in accordance with their judgment of the best interests of our company.

2026 Proxy Statement	81
Information About the Meeting, Voting, and Proxies
Shareholders Sharing the Same Address
SEC rules permit the delivery of a single copy of a company’s annual report and Proxy Statement, or Notice of Internet Availability, as
applicable, to any household at which two or more shareholders reside. Each shareholder will continue to receive a separate proxy card.
This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive, reduces mailing and printing expenses, and benefits the environment.
The bank, broker, trust, or other holder of record for any shareholder who is a beneficial owner, but not the record holder, of United
Therapeutics shares may deliver only one copy of our 2025 Annual Report on Form 10-K and this Proxy Statement, or one copy of the
Notice of Internet Availability, as applicable, to multiple shareholders who share the same address, unless the bank, broker, trust, or other holder of record has received contrary instructions from one or more of the shareholders. Beneficial owners sharing an address who are receiving multiple copies of our 2025 Annual Report on Form 10-K and this Proxy Statement, or the Notice of Internet Availability, as
applicable, and who would prefer to receive a single copy in the future should contact their bank, broker, trust, or other holder of record to request delivery of a single copy in the future.
Our 2025 Annual Report on Form 10-K and this Proxy Statement are available at our website at ir.unither.com/annual-and-proxy. We will deliver promptly upon written or oral request a separate copy of our 2025 Annual Report on Form 10-K and this Proxy Statement, or the
Notice of Internet Availability, as applicable, to any shareholder of record at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of these materials, now or in the future, write to: Investor Relations, 1000 Spring
Street, Silver Spring, Maryland 20910 or call (301) 608-9292 and ask for Investor Relations. Shareholders of record sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting us in the same manner.
Annual Report
A copy of our Annual Report on Form 10-K for the year ended December 31, 2025, has been delivered or made available concurrently with this Proxy Statement to all shareholders entitled to notice of and to vote at our Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Shareholders may obtain printed copies of our Annual Report on
Form 10-K for the year ended December 31, 2025, as filed with the SEC, without charge by mailing a request to United
Therapeutics Corporation, Attention: Investor Relations, 1000 Spring Street, Silver Spring, Maryland 20910. Our copying costs will be charged if copies of exhibits to our Annual Report on Form 10-K are requested. An electronic copy is available on our website: ir.unither.com/annual-and-proxy.

2026 Proxy Statement	A-1
ANNEX A - UNITED THERAPEUTICS
CORPORATION 2026 STOCK
INCENTIVE PLAN
(effective June 26, 2026)
1. General
(a)Successor to and Continuation of Prior Plan. This United Therapeutics Corporation 2026 Stock Incentive Plan is intended as the successor to and continuation of the United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan (the “Prior Plan”).
From and after the receipt of shareholder approval of this Plan on June 26, 2026 (the “Effective Date”), no additional awards may be granted under the Prior Plan. All awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.
(1)Any Shares that would otherwise remain available for future grants under the Prior Plan as of the Effective Date (the
“Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time. Instead, that number of Shares equal to the
Prior Plan’s Available Reserve will be added to the Share Reserve (as further described in Section 5(a) below) and be then immediately available for grants and issuance pursuant to Awards hereunder, up to the maximum number set forth in Section 5(a) below.
(2)In addition, from and after the Effective Date, with respect to the aggregate number of Shares subject, at such time, to outstanding stock awards granted under the Prior Plan that are canceled, expired, forfeited or otherwise not issued under such an award granted under the Prior Plan and Shares subject to awards granted under the Prior Plan that are settled in cash (such shares the
“Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 5(a) below) as and when such a
Share becomes a Returning Share.
(b)Purpose. The purpose of this Plan is to advance the interests of United Therapeutics Corporation (the “Company”) by stimulating the efforts of employees, officers, non-employee directors and other service providers, in each case who are selected to be participants, by heightening the desire of such persons to continue working toward and contributing to the success and progress of the Company. This
Plan provides for the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted
Stock Units and Stock Awards, any of which may be performance-based, and for Incentive Bonuses, which may be paid in cash or stock or a combination thereof, as determined by the Administrator.
2. Definitions
As used in this Plan, the following terms shall have the meanings set forth below:
(a)“Act” means the Securities Exchange Act of 1934, as amended.
(b)“Administrator” means the Administrator of this Plan in accordance with Section 18.
(c)“Affiliate” means, with respect to any entity, any other corporation, organization, association, partnership, sole proprietorship or other type of entity, whether incorporated or unincorporated, directly or indirectly controlling or controlled by or under direct or indirect common control with such entity.
(d)“Award” means an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted
Stock Unit, Stock Award or Incentive Bonus granted to a Participant pursuant to the provisions of this Plan, any of which may be subject to the achievement of performance criteria established by the Administrator.
(e)“Award Agreement” means a written agreement or other instrument as may be approved from time to time by the Administrator implementing the grant of each Award. An Award Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Administrator.
(f)“Board” means the board of directors of the Company.
(g)“Cause” has the meaning specified in the Participant’s employment agreement (if any) or otherwise means (1) any act of personal dishonesty taken by the Participant in connection with their responsibilities as an employee or other service provider and intended to result in substantial personal enrichment of the Participant; (2) the Participant’s conviction of a felony; (3) an act by the Participant which constitutes willful or gross misconduct and which is demonstrably and materially injurious to the Company; or (4) continued substantial willful violations by the Participant of the Participant’s duties after there has been delivered to the Participant a written demand for performance from the Company which specifically sets forth the factual basis for the Company’s belief that the Participant has not substantially performed their duties.

A-2	United Therapeutics, a public benefit corporation
Annex A - United Therapeutics Corporation 2026 Stock Incentive Plan
(h)“Change in Control” means, and shall be deemed to have occurred:
(1)if any person or group (as used in Section 13(d) of the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the
Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” (as defined in
Rule 13d-3 under the Act) of securities of the Company representing more than 30% of (a) the Shares then outstanding or (b) the combined voting power (other than in the election of directors) of all voting securities of the Company then outstanding; or
(2)if, during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board, and any director whose election or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds
(2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the “Incumbent Board”), cease for any reason (other than death or disability) to constitute at least a majority thereof; or
(3)upon the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries unless, following such event, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Company’s common stock or the combined voting power of all voting securities of the Company immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such transaction (including, without limitation, an entity that, as a result of such transaction, owns the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such transaction of the Company’s common stock or voting securities, as the case may be, (B) no person (excluding any corporation resulting from such transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from such transaction) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such transaction or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the transaction, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such transaction were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such transaction; or
(4)upon the complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the
Company’s assets, other than a liquidation of the Company into a wholly-owned subsidiary.
(i)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.
(j)“Disability” means, in the Company’s reasonable judgment, either (a) the Participant has been unable to perform the Participant’s duties because of a physical or mental impairment for 80% or more of the normal working days during six consecutive calendar months or
50% or more of the normal working days during twelve consecutive calendar months, or (b) the Participant has become totally and permanently incapable of performing the usual duties of their employment with the Company on account of a physical or mental impairment.
(k)“Fair Market Value” means, as of any date, the closing price of a Share on the principal exchange on which Shares are then trading, if any (or as reported on any composite index which includes such principal exchange). If Shares are not traded as of a particular date, the Fair Market Value of a Share as of such date shall be the closing price on the preceding trading date. If Shares are not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a Share shall be established by the Administrator in good faith.
(l)“Incentive Bonus” means a bonus opportunity awarded under Section 10 pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria as are specified in the Award Agreement or otherwise.
(m)“Incentive Stock Option” means a stock option that is intended to qualify as an “incentive stock option” within the meaning of
Section 422 of the Code.
(n)“Nonemployee Director” means each person who is, or is elected to be, a member of the Board and who is not an employee of the Company or any Subsidiary.
(o)“Nonqualified Stock Option” means a stock option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(p)“Option” means an Incentive Stock Option and/or a Nonqualified Stock Option granted pursuant to Section 6 of this Plan.
(q)“Participant” means any individual described in Section 3 to whom Awards have been granted from time to time by the
Administrator and any authorized transferee of such individual.
(r)“Person” has the same meaning as set forth in Sections 13(d) and 14(d)(2) of the Act.
(s)“Plan” means the United Therapeutics Corporation 2026 Stock Incentive Plan as set forth herein and as amended from time to time.
(t)“Restricted Stock” means Shares granted pursuant to Section 8 of this Plan.
(u)“Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 8 pursuant to which Shares or cash in lieu thereof may be issued in the future.

2026 Proxy Statement	A-3
Annex A - United Therapeutics Corporation 2026 Stock Incentive Plan
(v)“Share” means a share of the Company’s par value common stock, subject to adjustment as provided in Section 13.
(w)“Stock Appreciation Right” means a right granted pursuant to Section 7 of this Plan that entitles the Participant to receive, in cash or Shares or a combination thereof, as determined by the Administrator, value equal to or otherwise based on the excess of (i) the Fair
Market Value of a specified number of Shares at the time of exercise over (ii) the exercise price of the right, as established by the
Administrator on the date of grant.
(x)“Stock Award” means an award of Shares to a Participant pursuant to Section 9 of this Plan.
(y)“Subsidiary” means any corporation (other than the Company), limited liability company or other form of entity in an unbroken chain of entities beginning with the Company where each of the entities in the unbroken chain other than the last entity owns stock possessing at least 50 percent or more of the total combined voting power of all classes of stock in one of the other entities in the chain, and if specifically determined by the Administrator in the context other than with respect to Incentive Stock Options, may include an entity in which the Company has a significant ownership interest or that is directly or indirectly controlled by the Company.
(z)“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
(aa)“Termination of Employment” means ceasing to serve as an employee of the Company and its Subsidiaries or, with respect to a
Nonemployee Director or other non-employee service provider, ceasing to serve as such for the Company, except that with respect to all or any Awards held by a Participant (i) the Administrator may determine that a transition of employment to service with a partnership, joint venture, corporation or other form of entity not meeting the requirements of a Subsidiary in which the Company or a Subsidiary is a party or has an ownership interest or business relationship is not considered a Termination of Employment, (ii) unless otherwise determined by the
Administrator, service as a member of the Board or other service provider shall not be deemed to constitute continued employment with respect to Awards granted to a Participant while they served as an employee, (iii) service as an employee of the Company or a Subsidiary shall constitute continued employment with respect to Awards granted to a Participant while they served as a member of the Board or other service provider, and (iv) the Administrator may determine that an approved leave of absence or approved employment on a less than full-
time basis is considered a Termination of Employment. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a Termination of Employment with the
Company and its Subsidiaries for purposes of any affected Participant’s Awards, and the Administrator’s decision shall be final and binding.
3. Eligibility
Any person who is a current or prospective officer or employee of the Company or of any Subsidiary or other affiliated entities shall be eligible for selection by the Administrator for the grant of Awards hereunder. In addition, Nonemployee Directors and any other service providers who have been retained to provide consulting, advisory or other services to the Company or to any Subsidiary or other affiliated entity shall be eligible for the grant of Awards hereunder as determined by the Administrator. Notwithstanding the foregoing, Options intended to qualify as Incentive Stock Options may only be granted to employees of the Company or any Subsidiary, as selected by the Administrator.
4. Effective Date and Termination of Plan
The United Therapeutics Corporation 2026 Stock Incentive Plan was adopted by the Board as of April 22, 2026 (the “Approval Date”) and
will become effective upon its approval by shareholders on the Effective Date. No Shares will be issued or delivered under this Plan unless and until this Plan has been approved by shareholders at the 2026 annual meeting of shareholders. If this Plan is not approved by shareholders, then the Prior Plan shall remain in effect in accordance with its current terms. If this Plan does become effective, then this
Plan shall remain available for the grant of Awards until June 25, 2036; provided, however, that Incentive Stock Options may not be granted after the ten-year anniversary of the Approval Date. Notwithstanding the foregoing, this Plan may be terminated at such earlier time as the Board may determine. Termination of this Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.
5. Shares Subject to this Plan and to Awards
(a)Aggregate Limits. The aggregate number of Shares issuable pursuant to all Awards shall not exceed the sum of (A) (i) the Prior
Plan’s Available Reserve and (ii) 1,500,000 new Shares, plus (B) the Returning Shares, if any, which become available for grant under this
Plan from time to time (such aggregate number of Shares described in (A) and (B) above, the “Share Reserve”). The aggregate number of
Shares available for grant under this Plan and the number of Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 13. The Shares issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market.
(b)Issuance of Shares. For purposes of Section 5(a), the aggregate number of Shares issued under this Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award. Shares subject to Awards that have been canceled, expired, forfeited or otherwise not issued under an Award, Shares issued under an Award that are reacquired due to failure of the Award to

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Annex A - United Therapeutics Corporation 2026 Stock Incentive Plan
vest, Shares that were subject to a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Stock Appreciation Right, Shares used to pay the exercise price of an Option, Shares delivered to or withheld by the Company to pay the withholding taxes related to an Award, Shares repurchased on the open market with the proceeds of an Option exercise, and Shares subject to Awards settled in cash shall not count as Shares issued under this Plan. Any Shares that were subject to Awards under this Plan that again become available for Awards under this Plan pursuant to this Section or become available under this Plan as Returning Shares shall be added as one (1) Share for every one (1) Share subject to such Award or award under the Prior Plan.
(c)Incentive Stock Option Limit. The aggregate number of Shares that may be issued pursuant to the exercise of Incentive Stock
Options granted under this Plan shall not exceed 3,900,000, which number shall be calculated and adjusted pursuant to Section 13 only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an Incentive Stock Option under
Section 422 of the Code.
(d)Director Awards.
(1)The aggregate dollar value of Awards (based on the aggregate accounting value on the date of grant) granted pursuant to this Plan during any calendar year to any Nonemployee Director shall not exceed $400,000 for annual equity grants (plus, for the year an individual first becomes a Nonemployee Director (x) an initial equity grant valued at $400,000, plus (y) a pro-rata portion of the
$400,000 annual equity-based award value based on the number of months remaining in the Board service year at the date of grant), payable in Options, Restricted Stock Units, or a split evenly between Options and Restricted Stock Units, based on an election by the Nonemployee Director. Such dollar limits shall be converted into a number of Awards as follows, unless the Administrator determines otherwise:
(A)Options: The number of Options shall be calculated by dividing the equity value (e.g., $400,000) by the fair value of each Option. The fair value of each Option shall be determined using the Black-Scholes methodology, consistent with the Company’s approach in calculating share-based compensation for financial reporting purposes with all inputs measured as of the grant date. The Share price input shall be the closing price of the Shares on the date of grant, or on the preceding trading day if the award is granted on a date when the Nasdaq is not open.
(B)Restricted Stock Units: The number of Restricted Stock Units shall be calculated by dividing the equity value
(e.g., $400,000) by the closing price of the Shares on the date of grant, or on the preceding trading day if the award is granted on a date when the Nasdaq is not open.
(C)Rounding: The resulting number of Options and/or Restricted Stock Units, calculated as above, shall be rounded to the nearest 10 Shares.
(2)In addition, the amount of cash compensation paid or payable by the Company to a Nonemployee Director with respect to any calendar year shall not exceed $60,000 (with additional cash compensation of $40,000 for the Lead Independent Director, $25,000
for each committee chair, and $15,000 for each other committee membership), plus a pro-rated portion of the aggregate cash compensation for the roles in which the Nonemployee Director serves for the year an individual first becomes a Nonemployee Director, to reflect the number of months then remaining in the Board service year as of the date the individual becomes a Nonemployee Director.
Nonemployee Directors may also be compensated for special assignments from the Board, in an amount not to exceed $50,000 per individual director, per annum. For the avoidance of doubt, cash compensation shall be counted towards the limit specified in this subclause in the year earned (regardless of whether deferred), and any interest or other earnings on such compensation shall not count towards the limit.
(e)Substitute Awards. Substitute Awards shall not reduce the Shares authorized for issuance under this Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under this Plan and shall not reduce the Shares authorized for issuance under this Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees, directors or other service providers of such acquired or combined company before such acquisition or combination.
6. Options
(a)Option Awards. Options may be granted at any time and from time to time prior to the termination of this Plan to Participants as determined by the Administrator. No Participant shall have any rights as a shareholder with respect to any Shares subject to Options hereunder until said Shares have been issued, including, for avoidance of doubt, no voting rights and no rights to receive dividends, distributions or dividend equivalents in respect of an Option or any Shares subject to an Option until the Participant has become the holder of record of such Shares. Each Option shall be evidenced by an Award Agreement. Options granted pursuant to this Plan need not be identical but each Option must contain and be subject to the terms and conditions set forth below.
(b)Price. The Administrator will establish the exercise price per Share under each Option, which, in no event will be less than the
Fair Market Value of the Shares on the date of grant; provided, however, that the exercise price per Share with respect to an Option that is granted in connection with a merger or other acquisition as a substitute or replacement award for options held by optionees of the acquired

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Annex A - United Therapeutics Corporation 2026 Stock Incentive Plan
entity may be less than 100% of the Fair Market Value of the Shares on the date such Option is granted if such exercise price is based on a formula set forth in the terms of the options held by such optionees or in the terms of the agreement providing for such merger or other acquisition. The exercise price of any Option may be paid in Shares, cash or a combination thereof, as determined by the Administrator, including an irrevocable commitment by a broker to pay over such amount from a sale of the Shares issuable under an Option, the delivery of previously owned Shares and withholding of Shares deliverable upon exercise, or in such other form as is acceptable to the Administrator.
(c)Provisions Applicable to Options. The date on which Options become exercisable shall be determined at the sole and absolute discretion of the Administrator and set forth in an Award Agreement. Such Award Agreement may include provisions regarding the following, as determined by the Administrator: (i) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares underlying such Option that shall become vested, (ii) terms and conditions on the grant, issuance, vesting and/or forfeiture of the Options, and (iii) the term of the performance period, if any, as to which performance will be measured for determining the number of Shares underlying the Option that shall become vested. Unless otherwise determined by the Administrator, an approved leave of absence or employment on a less than full-time basis shall not result in an adjustment to the vesting period and/or exercisability of an Option to reflect the effects of any period during which the Participant is on an approved leave of absence or is employed on a less than full-time basis. In no event may any Option include a reload feature.
(d)Term of Options and Termination of Employment. The Administrator shall establish the term of each Option, which in no case shall exceed a period of ten (10) years from the date of grant. Unless an Option earlier expires upon the expiration date established pursuant to the foregoing sentence, upon the Participant’s Termination of Employment, their rights to exercise an Option then held shall be only as follows, unless the Administrator specifies otherwise:
(1)General. If a Participant’s Termination of Employment is for any reason other than the Participant’s death, Disability, or termination for Cause, Options granted to the Participant may continue to be exercised in accordance with their terms for a period of ninety
(90) days after such Termination of Employment, but only to the extent the Participant was entitled to exercise the Options on the date of such termination.
(2)Death. If a Participant dies either while an employee or officer of the Company or a Subsidiary or member of the Board, or after the Termination of Employment other than for Cause but during the time when the Participant could have exercised an Option, the
Options issued to such Participant shall become fully vested and exercisable by the personal representative of such Participant or other successor to the interest of the Participant for one year after the Participant’s death.
(3)Disability. If a Participant’s Termination of Employment is due to Disability, then all of the Participant’s Options shall immediately fully vest, and the Options held by the Participant at the time of such Termination of Employment shall be exercisable by the
Participant or the personal representative of such Participant for one year following such Termination of Employment.
(4)Termination for Cause. If a Participant is terminated for Cause, the Participant shall have no further right to exercise any
Options previously granted. The Administrator or one or more officers designated by the Administrator shall determine whether a termination is for Cause.
(e)Incentive Stock Options. Notwithstanding anything to the contrary in this Section 6, in the case of the grant of an Option intending to qualify as an Incentive Stock Option: (i) if the Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company, the exercise price of such Option must be at least 110 percent of the Fair Market Value of the Shares on the date of grant and the Option must expire within a period of not more than five (5) years from the date of grant, and (ii) Termination of
Employment will occur when the person to whom an Award was granted ceases to be an employee (as determined in accordance with
Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and its corporate Subsidiaries. Notwithstanding anything in this Section 6 to the contrary, options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Nonqualified Stock Options) to the extent that either (a) the aggregate Fair Market
Value of Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any corporate Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (b) such Options otherwise remain exercisable but are not exercised within three (3) months of
Termination of Employment (or such other period of time provided in Section 422 of the Code).
7. Stock Appreciation Rights
Stock Appreciation Rights may be granted to Participants from time to time either in tandem with or as a component of other Awards granted under this Plan (“tandem SARs”) or not in conjunction with other Awards (“freestanding SARs”) and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each grant or each recipient. Any Stock Appreciation Right granted in tandem with an Award may be granted at the same time such Award is granted or at any time thereafter before exercise or expiration of such Award. All freestanding SARs shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 6 and all tandem SARs shall have the same exercise price, vesting, exercisability, forfeiture and termination provisions as the Award to which they relate. Subject to the provisions of Section 6 and the immediately preceding sentence, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate. Participants shall have no voting rights and will have no rights to receive dividends, distributions or dividend equivalents in respect of Stock Appreciation Rights or any Shares subject to Stock Appreciation Rights until the Participant has become the holder of record of such Shares. Stock Appreciation Rights may be settled in Shares, cash or a combination thereof, as determined by the
Administrator and set forth in the applicable Award Agreement.

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Annex A - United Therapeutics Corporation 2026 Stock Incentive Plan
8. Restricted Stock and Restricted Stock Units
(a)Restricted Stock and Restricted Stock Unit Awards. Restricted Stock and Restricted Stock Units may be granted at any time and from time to time prior to the termination of this Plan to Participants as determined by the Administrator. Restricted Stock is an award or issuance of Shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as the Administrator deems appropriate. Restricted
Stock Units are Awards denominated in units of Shares under which the issuance of Shares is subject to such conditions (including continued employment or performance conditions) and terms as the Administrator deems appropriate. Each grant of Restricted Stock and
Restricted Stock Units shall be evidenced by an Award Agreement. Unless determined otherwise by the Administrator, each Restricted
Stock Unit will be equal to one Share and will entitle a Participant to either the issuance of Shares or payment of an amount of cash determined with reference to the value of Shares. To the extent determined by the Administrator, Restricted Stock and Restricted Stock
Units may be satisfied or settled in Shares, cash or a combination thereof. Restricted Stock and Restricted Stock Units granted pursuant to this Plan need not be identical but each grant of Restricted Stock and Restricted Stock Units must contain and be subject to the terms and conditions set forth below.
(b)Contents of Agreement. Each Award Agreement shall contain provisions regarding (i) the number of Shares or Restricted Stock
Units subject to such Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares or
Restricted Stock Units granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares or Restricted Stock Units as may be determined from time to time by the Administrator, (v) the term of the performance period, if any, as to which performance will be measured for determining the number of such Shares or Restricted Stock
Units, and (vi) restrictions on the transferability of the Shares or Restricted Stock Units. Shares issued under a Restricted Stock Award may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Administrator may provide.
(c)Vesting and Performance Criteria. The grant, issuance, retention, vesting and/or settlement of shares of Restricted Stock and
Restricted Stock Units will occur when and in such installments as the Administrator determines or under criteria the Administrator establishes, which may include achievement of performance criteria established by the Administrator.
(d)Termination of Employment. Unless the Administrator provides otherwise:
(i)General. In the event of Termination of Employment for any reason other than death or Disability, any
Restricted Stock or Restricted Stock Units still subject in full or in part to restrictions at the date of such Termination of
Employment shall automatically be forfeited and returned to the Company.
(ii)Death or Disability. In the event a Participant’s Termination of Employment is because of death or Disability, the restrictions remaining on any or all Shares remaining subject to a Restricted Stock or Restricted Stock Unit Award shall lapse.
(e)Voting Rights. Unless otherwise determined by the Administrator, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the period of restriction. Participants shall have no voting rights with respect to Shares underlying Restricted Stock Units unless and until such Shares are reflected as issued and outstanding shares on the Company’s stock ledger.
(f)Dividends and Distributions. Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to those Shares, unless determined otherwise by the Administrator. The Administrator will determine whether any such dividends or distributions will be automatically reinvested in additional shares of Restricted Stock and subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed or whether such dividends or distributions will be paid in cash. Shares underlying Restricted Stock Units shall be entitled to dividends or dividend equivalents only to the extent provided by the Administrator. Notwithstanding anything herein to the contrary, except as provided pursuant to the provisions of
Section 13, in no event shall dividends, distributions or dividend equivalents be currently payable with respect to unvested or unearned
Restricted Stock and Restricted Stock Unit awards.
(g)Payment of Restricted Stock Units. In all events, unless payment with respect to a Restricted Stock Unit is deferred in a manner consistent with Section 409A of the Code, the Shares and/or cash underlying such Restricted Stock Unit shall be paid to the Participant no later than two and one-half months following the end of the year in which the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture.
(h)Legending of Restricted Stock. The Administrator may also require that certificates representing shares of Restricted Stock be retained and held in escrow by a designated employee or agent of the Company or any Subsidiary until any restrictions applicable to shares of Restricted Stock so retained have been satisfied or lapsed. Any certificates evidencing shares of Restricted Stock awarded pursuant to this Plan shall bear the following legend:
The shares represented by this certificate were issued subject to certain restrictions under the United Therapeutics
Corporation 2026 Stock Incentive Plan (the “Plan”). This certificate is held subject to the terms and conditions contained in a restricted stock agreement that includes a prohibition against the sale or transfer of the stock represented by this certificate except in compliance with that agreement and that provides for forfeiture upon certain events. Copies of this Plan and the restricted stock agreement are on file in the office of the Secretary of the Company.

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Annex A - United Therapeutics Corporation 2026 Stock Incentive Plan
9. Stock Awards
(a)Grant. Stock Awards may be granted at any time and from time to time prior to the termination of this Plan to Participants as determined by the Administrator. Stock Awards shall be subject to such terms and conditions, consistent with the other provisions of this
Plan, as may be determined by the Administrator.
(b)Rights as a Shareholder. A Participant shall have all voting, dividend, liquidation and other rights with respect to Shares issued to the Participant as a Stock Award under this Section 9 upon the Participant becoming the holder of record of the Shares granted pursuant to such Stock Award; provided, that the Administrator may impose such restrictions on the assignment or transfer of Shares awarded pursuant to a Stock Award as it considers appropriate. Notwithstanding anything herein to the contrary, except as provided pursuant to the provisions of Section 13, in no event shall dividends, distributions or dividend equivalents be currently payable with respect to unvested or unearned Stock Awards.
10. Incentive Bonuses
(a)General. Each Incentive Bonus Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year.
(b)Incentive Bonus Document. Unless otherwise determined by the Administrator, the terms of any Incentive Bonus will be set forth in an Award Agreement. Each Award Agreement evidencing an Incentive Bonus shall contain provisions regarding (i) the target and maximum amount payable to the Participant as an Incentive Bonus, (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (iii) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment, (vi) forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.
(c)Performance Criteria. The Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus, which criteria may be based on financial performance and/or personal performance evaluations.
(d)Timing and Form of Payment. The Administrator shall determine the timing of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus may be made in cash or in Shares, as determined by the Administrator. No Participant shall have any rights as a shareholder with respect to any Shares payable in respect of an Incentive Bonus until said Shares have been issued, including, for avoidance of doubt, no voting rights and no rights to receive dividends, distributions or dividend equivalents in respect of an
Incentive Bonus or any Shares subject to an Incentive Bonus until the Participant has become the holder of record of such Shares. The
Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit a Participant to elect for the payment of any Incentive Bonus to be deferred to a specified date or event. In all events, unless payment of an Incentive Bonus is deferred in a manner consistent with Section 409A of the Code, any Incentive Bonus shall be paid to the Participant no later than two and one-half months following the end of the year in which the Incentive Bonus is no longer subject to a substantial risk of forfeiture.
(e)Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement or other document evidencing the Award, be adjusted by the Administrator on the basis of such further considerations as the Administrator shall determine.
11. Deferral of Awards
The Administrator may, in an Award Agreement or otherwise, provide for the deferred delivery of Shares upon settlement, vesting or other events with respect to Restricted Stock or Restricted Stock Units, or in payment or satisfaction of an Incentive Bonus. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of Shares or any other payment with respect to any Award be allowed if the Administrator determines, in its sole and absolute discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code. No award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the
Code. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Board.
12. Conditions and Restrictions Upon Securities Subject to Awards
The Administrator may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Administrator in its sole and absolute discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Shares issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Shares already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued

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Annex A - United Therapeutics Corporation 2026 Stock Incentive Plan
under an Award, including without limitation (i) restrictions under an insider trading policy or pursuant to applicable law, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers and (iv) provisions requiring
Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.
13. Adjustment of and Changes in the Stock
(a)General. The number and kind of Shares available for issuance under this Plan (including under any Awards then outstanding), and the number and kind of Shares subject to the limits set forth in Section 5 of this Plan, shall be equitably adjusted by the Administrator to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of Shares outstanding. Such adjustment shall be designed to comply with Sections 409A and 424 of the Code as applicable, or, except as otherwise expressly provided in Section 5(c) of this Plan, may be designed to treat the Shares available under this Plan and subject to
Awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such Shares to reflect a deemed reinvestment in Shares of the amount distributed to the Company’s security holders. The terms of any outstanding Award shall also be equitably adjusted by the Administrator as to price, number or kind of Shares subject to such Award, vesting, and other terms to reflect the foregoing events, which adjustments need not be uniform as between different Awards or different types of Awards.
In the event there shall be any other change in the number or kind of outstanding Shares, or any stock or other securities into which such
Shares shall have been changed, or for which it shall have been exchanged, by reason of a change of control, other merger, consolidation or otherwise, then the Administrator shall determine the appropriate and equitable adjustment to be effected.
No right to purchase fractional shares shall result from any adjustment in Awards pursuant to this Section 13. In case of any such adjustment, the Shares subject to the Award shall be rounded up to the nearest whole share for Awards other than Options and Stock
Appreciation Rights, and shall be rounded down to the nearest whole Share with respect to Options and Stock Appreciation Rights. The
Company shall notify Participants holding Awards subject to any adjustments pursuant to this Section 13 of such adjustment, but (whether or not notice is given) such adjustment shall be effective and binding for all purposes of this Plan.
(b)Change in Control. The Administrator may determine the effect of a Change in Control on outstanding Awards in a manner that, in the Administrator’s discretion, is fair and equitable to Participants. Such effects, which need not be the same for every Participant, may include, without limitation: (x) the substitution for the Shares subject to any outstanding Award, or portion thereof, of stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, in which event the aggregate purchase or exercise price, if any, of such Award, or portion thereof, shall remain the same, and/or (y) the conversion of any outstanding Award, or portion thereof, into a right to receive cash or other property upon or following the consummation of the Change in
Control in an amount equal to the value of the consideration to be received by holders of Shares in connection with such transaction for one Share, less the per share purchase or exercise price of such Award, if any, multiplied by the number of Shares subject to such Award, or a portion thereof.
14. Transferability
Unless the Administrator determines otherwise, each Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and each Option or Stock Appreciation Right shall be exercisable only by the Participant during their lifetime. To the extent permitted by the Administrator, the person to whom an Award is initially granted (the “Grantee”) may transfer an Award to any “family member” of the Grantee (as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as amended (“Form S-8”)), to trusts solely for the benefit of such family members and to partnerships or other entities in which such family members and/or trusts are the only partners or members, as applicable; provided that, (i) as a condition thereof, the transferor and the transferee must execute a written agreement containing such terms as specified by the Administrator, and (ii) the transfer is pursuant to a gift or a domestic relations order to the extent permitted under the General Instructions to Form S-8. Except to the extent specified otherwise in the agreement the Administrator provides for the Grantee and transferee to execute, all vesting, exercisability and forfeiture provisions that are conditioned on the Grantee’s continued employment or service shall continue to be determined with reference to the Grantee’s employment or service (and not to the status of the transferee)
after any transfer of an Award pursuant to this Section 14, and the responsibility to pay any taxes in connection with an Award shall remain with the Grantee notwithstanding any transfer other than by will or intestate succession.
15. Suspension or Termination of Awards
Except as otherwise provided by the Administrator, if at any time (including after a notice of exercise has been delivered or an award has vested) the Company’s chief executive officer or any other person designated by the Administrator (each such person, an “Authorized
Officer”) reasonably believes that a Participant may have committed an Act of Misconduct as described in this Section 15, the Authorized
Officer, Administrator or the Board may suspend the Participant’s rights to exercise any Option, to vest in an Award, and/or to receive payment for or receive Shares in settlement of an Award pending a determination of whether an Act of Misconduct has been committed.

2026 Proxy Statement	A-9
Annex A - United Therapeutics Corporation 2026 Stock Incentive Plan
If the Administrator or an Authorized Officer determines a Participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company or any Subsidiary, breach of fiduciary duty, violation of Company ethics policy or code of conduct, or deliberate disregard of the Company or Subsidiary rules resulting in loss, damage or injury to the Company or any
Subsidiary, or if a Participant makes an unauthorized disclosure of any Company or Subsidiary trade secret or confidential information, solicits any employee or service provider to leave the employ or cease providing services to the Company or any Subsidiary, breaches any intellectual property or assignment of inventions covenant, engages in any conduct constituting unfair competition, breaches any non-
competition agreement, induces any Company or Subsidiary customer to breach a contract with the Company or any Subsidiary or to cease doing business with the Company or any Subsidiary, or induces any principal for whom the Company or any Subsidiary acts as agent to terminate such agency relationship (any of the foregoing acts, an “Act of Misconduct”), then except as otherwise provided by the
Administrator, (i) neither the Participant nor their estate nor transferee shall be entitled to exercise any Option or Stock Appreciation Right whatsoever, vest in or have the restrictions on an Award lapse, or otherwise receive payment of an Award, (ii) the Participant will forfeit all outstanding Awards and (iii) the Participant may be required, at the Administrator’s sole and absolute discretion, to return and/or repay to the Company any then unvested Shares previously issued under this Plan. In making such determination, the Administrator or an
Authorized Officer shall give the Participant an opportunity to appear and present evidence on their behalf at a hearing before the
Administrator or its designee or an opportunity to submit written comments, documents, information and arguments to be considered by the Administrator.
In addition to the above, Awards granted under this Plan will be subject to recoupment in accordance with the Company’s Clawback Policy
(and any successor thereto), to the extent applicable, and any other applicable clawback policy that the Company adopts or is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Rule 10D-1 under the Act or other applicable law.
16. Compliance with Laws and Regulations
This Plan, the grant, issuance, vesting, exercise and settlement of Awards thereunder, and the obligation of the Company to sell, issue or deliver Shares under such Awards, shall be subject to all applicable foreign, federal, state and local laws, rules and regulations, stock exchange rules and regulations, and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Shares prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company and its Subsidiaries shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Shares underlying such Option is effective and current or the Company has determined that such registration is unnecessary.
In the event an Award is granted to or held by a Participant who is employed or providing services outside the United States, the
Administrator may, in its sole and absolute discretion, modify the provisions of this Plan or of such Award as they pertain to such individual to comply with applicable foreign law or to recognize differences in local law, currency or tax policy. The Administrator may also impose conditions on the grant, issuance, exercise, vesting, settlement or retention of Awards in order to comply with such foreign law and/or to minimize the Company’s obligations with respect to tax equalization for Participants employed outside their home country.
17. Withholding
To the extent required by applicable federal, state, local or foreign law, a Participant shall be required to satisfy, in a manner satisfactory to the Company, any withholding tax obligations that arise by reason of an Option exercise, disposition of Shares issued under an Incentive
Stock Option, the vesting of or settlement of an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an
Award. To the extent a Participant makes an election under Section 83(b) of the Code, within ten days of filing such election with the
Internal Revenue Service, the Participant must notify the Company in writing of such election. The Company and its Subsidiaries shall not be required to issue Shares, make any payment or to recognize the transfer or disposition of Shares until all such obligations are satisfied.
The Administrator may provide for or permit these obligations to be satisfied through the mandatory or elective sale of Shares and/or by having the Company withhold a portion of the Shares that otherwise would be issued to the Participant upon exercise of the Option or the vesting or settlement of an Award, or by tendering Shares previously acquired.
18. Administration of this Plan
(a)Administrator of this Plan. This Plan shall be administered by the Administrator who shall be the Compensation Committee of the
Board or, in the absence of a Compensation Committee, the Board itself. Any power of the Administrator may also be exercised by the
Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Act. To the extent that any permitted action taken by the Board conflicts with action taken by the Administrator, the Board action shall control. The Compensation Committee may by resolution authorize one or more officers of the Company to perform any or all things that the Administrator is authorized and empowered to do or

A-10	United Therapeutics, a public benefit corporation
Annex A - United Therapeutics Corporation 2026 Stock Incentive Plan
perform under this Plan, and for all purposes under this Plan, such officer or officers shall be treated as the Administrator; provided, however, that no such officer shall designate themself as a recipient of any Awards granted under authority delegated to such officer. The
Compensation Committee may delegate any or all aspects of the day-to-day administration of this Plan to one or more officers or employees of the Company or any Subsidiary, and/or to one or more agents.
(b)Powers of Administrator. Subject to the express provisions of this Plan, the Administrator shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation:
(i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards; (iii) to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price of such Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events (including a Change in Control), or other factors; (iv) to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (v) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan
(which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan; (vi) to determine the extent to which adjustments are required pursuant to Section 13; (vii) to interpret and construe this
Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions if the Administrator, in good faith, determines that it is necessary to do so in light of extraordinary circumstances and for the benefit of the Company; (viii) to approve corrections in the documentation or administration of any Award; and (ix) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may, in its sole and absolute discretion, without amendment to this Plan, waive or amend the operation of Plan provisions respecting exercise after termination of employment or service to the Company or an Affiliate and, except as otherwise provided herein, adjust any of the terms of any Award.
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution
(whether in the form of cash, Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, or similar transaction(s)), the Company may not, without obtaining shareholder approval: (w) amend the terms of outstanding Options or
Stock Appreciation Rights to reduce the exercise price of such outstanding Options or Stock Appreciation Rights; (x) cancel outstanding
Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights; (y) cancel outstanding Options or Stock Appreciation Rights with an exercise price above the current stock price in exchange for cash or other securities; or (z) otherwise amend, exchange or reprice Options or Stock Appreciation Rights.
(c)Determinations by the Administrator. All decisions, determinations and interpretations by the Administrator regarding this Plan, any rules and regulations under this Plan and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under this Plan or any Award. The
Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.
(d)Subsidiary Awards. In the case of a grant of an Award to any Participant employed by a Subsidiary, such grant may, if the
Administrator so directs, be implemented by the Company issuing any subject Shares to the Subsidiary, for such lawful consideration as the Administrator may determine, upon the condition or understanding that the Subsidiary will transfer the Shares to the Participant in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of this Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the
Administrator shall determine.
(e)Indemnification of Administrator. Neither any member nor former member of the Administrator nor any individual to whom authority is or has been delegated shall be personally responsible or liable for any act or omission in connection with the performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of this Plan. Each person who is or shall have been a member of the Administrator shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with such person’s or the Administrator’s taking or failing to take any action under this Plan.
Each such person shall be justified in relying on information furnished in connection with this Plan’s administration by any employee, officer, agent or expert employed or retained by the Administrator or the Company.
19. Amendment of this Plan or Awards
The Board may amend, alter or discontinue this Plan and the Administrator may amend or alter any agreement or other document evidencing an Award made under this Plan but, except as provided pursuant to the provisions of Section 13, no such amendment shall, without the approval of the shareholders of the Company:
(a)increase the maximum number of Shares that may be issued under this Plan;
(b)reduce the price at which Options or Stock Appreciation Rights may be granted below the price provided for in Section 6(b);
(c)amend the last sentence of Section 18(b) (relating to direct and indirect repricings of outstanding Options and Stock
Appreciation Rights);

2026 Proxy Statement	A-11
Annex A - United Therapeutics Corporation 2026 Stock Incentive Plan
(d)extend the term of this Plan;
(e)change the class of persons eligible to be Participants;
(f)otherwise amend this Plan in any manner requiring shareholder approval by law or under Nasdaq Global Select Market listing requirements (or the listing requirements of any successor exchange or market that is the primary stock exchange or market for trading of
Shares); or
(g)increase the maximum limits in Sections 5(c) and 5(d).
No amendment or alteration to this Plan or an Award or Award Agreement shall be made which would impair the rights of the holder of an
Award, without such holder’s consent, provided that no such consent shall be required if the Administrator determines in its sole and absolute discretion and prior to the date of any Change in Control that such amendment or alteration either is required or advisable in order for the Company, this Plan or the Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard. In addition, this Plan may not be amended in any way that causes this Plan to fail to comply with or be exempt from Section 409A of the Code, unless the Board expressly determines to amend this Plan to be subject to
Section 409A of the Code.
20. No Liability of Company
The Company and any Subsidiary or Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.
21. Non-Exclusivity of Plan
Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval, nor any non-approval of this Plan, shall be construed as creating any limitations on the power of the Board or the Administrator to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of restricted stock, restricted stock units, stock appreciation rights, share tracking awards, or stock options otherwise than under this Plan (including pursuant to the Company’s
Employee Stock Purchase Program or 2019 Inducement Stock Incentive Plan), and such arrangements may be either generally applicable or applicable only in specific cases, provided, however, that this Section 21 shall not override the effect of this Plan, once approved by shareholders, on the Prior Plan.
22. Governing Law
This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. Any reference in this Plan or in the agreement or other document evidencing any Awards to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.
23. No Right to Employment, Reelection or Continued Service
Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries and/or its
Affiliates to terminate any Participant’s employment, service on the Board or service for the Company at any time or for any reason not prohibited by law, nor shall this Plan or an Award itself confer upon any Participant any right to continue their employment or service for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the
Company, any Subsidiary and/or its Affiliates. Subject to Sections 4 and 19, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, its Subsidiaries and/or its Affiliates.
24. Unfunded Plan
This Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards. If the Administrator or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under this
Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.

2026 Proxy Statement	B-1
ANNEX B - NON-GAAP
FINANCIAL INFORMATION
This Proxy Statement contains a financial measure, EBITDASO, that does not comply with United States generally accepted accounting principles (GAAP) (see the 2025 Performance Highlights and 2025 Compensation Decisions section above). EBITDASO is defined as net income, adjusted for: (1) interest expense, net; (2) income tax expense; (3) depreciation and amortization expense; and (4)
share-based compensation expense (including expenses relating to stock options, restricted stock units, share tracking awards, and our employee stock purchase plan). EBITDASO is divided by total revenues to derive EBITDASO margin. A reconciliation of net income to
EBITDASO is presented below:

(In millions, except percentages)	Year Ended December 31, 2025
Net income, as reported	$1,334.7
Adjusted for the following:
Interest income, net	(172.5)
Income tax expense	379.2
Depreciation & amortization expense	85.6
Share-based compensation expense	147.7
EBITDASO (Non-GAAP)	$1,774.7
Total revenues	$3,182.7
Net income margin	41.9%
EBITDASO margin	55.8%
Our Compensation Committee evaluates our EBITDASO margin compared to our compensation peer group, for purposes of evaluating the rigor of our cash profit margin performance target and to determine whether achievement of this goal has led to top quintile profitability. We believe disclosing EBITDASO margin for our company and our compensation peers helps shareholders understand our Compensation
Committee’s process in setting our cash profit margin performance target. However, there are limitations in the use of this non-GAAP financial measure in that it excludes certain operating expenses that are recurring in nature. The presentation of this non-GAAP financial measure should not be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP.
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United Therapeutics
A PUBLIC BENEFIT CORPORATION

UNITED THERAPEUTICS CORPORATION
1735 CONNECTICUT AVENUE, NW
WASHINGTON, DC 20009

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 25, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/UTHR2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 25, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95722-P52982

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNITED THERAPEUTICS CORPORATION

The Board of Directors recommends you vote FOR the following nominees:

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Christopher Causey	☐	☐	☐
1b. Richard Giltner	☐	☐	☐
1c. Ray Kurzweil	☐	☐	☐
1d. Jan Malcolm	☐	☐	☐
1e. Linda Maxwell	☐	☐	☐
1f. Nilda Mesa	☐	☐	☐
1g. Judy Olian	☐	☐	☐
1h. Christopher Patusky	☐	☐	☐
1i. Martine Rothblatt	☐	☐	☐
1j. Louis Sullivan	☐	☐	☐
1k. Tommy Thompson	☐	☐	☐
1l. Kevin Tracey	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.	For	Against	Abstain
2. Advisory resolution to approve executive compensation.	☐	☐	☐
3. Approval of the United Therapeutics Corporation 2026 Stock Incentive Plan.	☐	☐	☐
4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V95723-P52982

UNITED THERAPEUTICS CORPORATION
Annual Meeting of Shareholders
June 26, 2026 10:30 AM Eastern Time
Via the internet www.virtualshareholdermeeting.com/UTHR2026
This proxy is solicited by the Board of Directors

The shareholder(s) hereby revokes all prior proxies, and appoint(s) Martine Rothblatt and Paul Mahon, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of UNITED THERAPEUTICS CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:30 AM ET on June 26, 2026, virtually via the Internet at www.virtualshareholdermeeting.com/UTHR2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If this proxy is executed, but no such direction is made, this proxy will be voted FOR each of the Nominees listed in Item 1, and FOR Items 2, 3, and 4. The proxies are authorized to vote in their discretion upon any other matters that may properly come before the meeting and all adjournments or postponements thereof.

Continued and to be signed on reverse side